REDACTED VERSION

DEFINITIVE PURCHASE AGREEMENT
BY AND AMONG
MOTOROLA SOLUTIONS, INC.,
STATE STREET BANK AND TRUST COMPANY,
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
AND
PRUDENTIAL FINANCIAL, INC.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(continued)
Page

I. DEFINITIONS AND INTERPRETATION		2
1.01	Definitions	2
1.02	Interpretation	18
II. PURCHASE OF SINGLE PREMIUM GROUP ANNUITY CONTRACT		20
2.01	Closing	20
2.02	Time and Place of Closing	20
2.03	Deliveries at Closing	21
2.04	Allocation of Transferred Assets	21
2.05	Calculation of Dry-Run Annuity Premium; Dry-Run Asset Valuation	21
2.06	Calculation of Closing Annuity Premium; Closing Asset Valuation	22
2.07	Calculation of Interim Post-Closing Annuity Premium; Related True-Up	24
2.08	Calculation of Final Annuity Premium; Final Asset Valuation; Related True-Up	26
2.09	Final Annuity Premium; Final Asset Valuation Disputes	28
2.10	Adjustment to the Target Closing Date	28
2.11	Business Day Adjustments	29
2.12	Annuity Exhibits Validation	29
2.13	Access and Cooperation	29
2.14	Data Updates; Mortality Adjustments	29
2.15	Amendments to the Group Annuity Contract	31
2.16	Amendments to the Procedures Manual and Identified CD-ROM	31
2.17	Final Asset Statement; [ *** ]	32
2.18	Corridor Breach	33
III. COMPANY'S REPRESENTATIONS AND WARRANTIES		33
3.01	Due Organization, Good Standing and Corporate Power	33
3.02	Authorization of Agreement; Enforceability	33
3.03	Consents And Approvals; No Violations	33
3.04	Compliance with ERISA	34
3.05	No Brokers' Fee	34
3.06	No Discretionary Authority or Fiduciary Status	35
3.07	Accuracy of Information	35
3.08	Delivery of Plan Governing Documents	35
3.09	Settlement Accounting	35
3.10	Litigation by Plan Beneficiaries and Plan Participants	35
3.11	Investment of Plan Assets	35
3.12	No Other Representations or Warranties; Reliance	35
IV. INDEPENDENT FIDUCIARY'S REPRESENTATIONS AND WARRANTIES		35
4.01	Due Organization, Good Standing and Corporate Power	35
4.02	Authorization of Agreement; Enforceability	36
4.03	Consents And Approvals; No Violations	37
4.04	ERISA Related Determinations	37
4.05	No Brokers' Fee	38
4.06	No Other Representations or Warranties; Reliance	38

i
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(continued)
Page

V. INSURER AND INSURER PARENT REPRESENTATIONS AND WARRANTIES		38
5.01	Due Organization, Good Standing and Corporate Power	38
5.02	Authorization of Agreement; Enforceability	38
5.03	Consents And Approvals; No Violations	39
5.04	Enforceability of Group Annuity Contract	39
5.05	Compliance with Laws	39
5.06	Litigation	40
5.07	No Brokers' Fee	40
5.08	Accuracy of Data Provided	40
5.09	No Post-Closing Liability	40
5.10	Sufficient Resources and Market Sophistication	40
5.11	Relationship to the Plan	41
5.12	Compliance with ERISA	41
5.13	RBC Ratio	41
5.14	No Other Representations or Warranties; Reliance	41
VI. PRE-CLOSING COVENANTS		41
6.01	Efforts to Close; Regulatory Clearances; Third-Party Consents	41
6.02	Public Announcements	42
6.03	Notification of Certain Matters	43
6.04	Administrative Transition Process	44
6.05	Non-Solicitation	44
6.06	Information Provided To The Independent Fiduciary	44
6.07	[ *** ]	45
6.08	No Insurer Communications	45
VII. OTHER COVENANTS		46
7.01	Company Actions	46
7.02	Insurer Actions	46
7.03	Communications Center	46
7.04	Intentionally Omitted	47
7.05	Claims Procedures	47
7.06	Compliance with Prohibited Transaction Exemptions	47
7.07	Definition of Asset Sweep Test	47
7.08	Statutory Reserve Calculation	47
VIII. CONDITIONS TO OBLIGATION TO CLOSE		47
8.01	Conditions to the Independent Fiduciary's Obligations	47
8.02	Conditions to the Company's Obligations	48
8.03	Conditions to the Insurer's Obligations	49
8.04	No Frustration of Closing Conditions	49
IX. INDEMNIFICATION		50
9.01	Survival	50
9.02	Indemnification by the Insurer	50
9.03	Procedures For Indemnification Claims	50

ii
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(continued)
Page

9.04	Claims and Payment	51
X. TERMINATION		52
10.01	Termination of Agreement	52
10.02	Effect of Termination; Survival	52
10.03	Extension	53
XI. MISCELLANEOUS		53
11.01	Expenses	53
11.02	Entire Agreement	53
11.03	Amendments and Waivers	54
11.04	Succession and Assignment	54
11.05	Notices	54
11.06	Governing Law	56
11.07	Submission to Jurisdiction; Service of Process	56
11.08	Waivers of Jury Trial	57
11.09	Specific Performance	57
11.10	Severability	58
11.11	No Third Party Beneficiaries	58
11.12	Counterparts; Facsimile and Electronic Signatures	58
11.13	Confidentiality	58
11.14	Waiver of Punitive Damages; Amounts Included in Premium Calculations	60
11.15	Intellectual Property	60

iii
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

DEFINITIVE PURCHASE AGREEMENT
This Definitive Purchase Agreement (this “Agreement”) is entered into as of September 22, 2014 (the “Execution Date”) by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), Motorola Solutions, Inc., a Delaware corporation (the “Company”), acting solely in a non-fiduciary capacity as the sponsor of the Motorola Solutions Pension Plan (the “Plan”), and State Street Bank and Trust Company, a Massachusetts trust company, solely in its capacity as the independent fiduciary of the Plan with certain authority and responsibility to represent the Plan and its Plan Participants and Plan Beneficiaries in regard to the transactions set forth in this Agreement (the “Independent Fiduciary”). The Insurer, Insurer Parent, the Company and the Independent Fiduciary are referred to collectively herein as the “Parties.”
RECITALS

A.
On September 15, 2014, the Company separated from the Plan certain participants thereunder and formed a new plan for such participants called the MSI Pension Plan (the “New Plan” and, together with the Plan, “Both Plans”).

B.
The Company, as sponsor of the Plan, has amended the Plan to provide for a Standard Termination of the Plan covering the Plan Participants and Plan Beneficiaries (the “Plan Termination”), and intends to provide to the Plan sufficient funding to meet the requirements for a Standard Termination.

C.
The Independent Fiduciary has been appointed to represent the Plan and the Plan Participants and Plan Beneficiaries in connection with the purchase of one or more group annuity contracts and has been and will be responsible for the selection of the insurer that will provide such annuity contract(s) for all Plan Participants and Plan Beneficiaries in accordance with ERISA and applicable guidance, including Interpretive Bulletin 95-1.

D.	The Insurer wishes to issue to the Plan the Group Annuity Contract on the terms and subject to the conditions set forth herein and therein.

E.	Insurer Parent expects to derive substantial benefit from the consummation of the transactions contemplated by this Agreement and the Insurer’s issuance of the Group Annuity Contract.

F.
The Company is desirous of proceeding with the Plan’s purchase of the Group Annuity Contract from the Insurer in connection with the Plan Termination and has provided the Plan with a commitment to contribute the additional funding necessary to enable the Plan to satisfy Plan benefits in accordance with 29 U.S.C § 1341(b), on the terms and subject to the conditions set forth herein.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

G.
The Independent Fiduciary has determined that the Plan’s purchase of the Group Annuity Contract as provided for herein satisfies the requirements of ERISA and will direct the Plan to purchase the Group Annuity Contract from the Insurer in connection with the termination of the Plan on the terms and subject to the conditions set forth herein.

H.	The Parties wish to enter into this Agreement to provide for the purchase and the issuance of the Group Annuity Contract by the Insurer to the Plan.

I.
The Company is entering into this Agreement and any Ancillary Agreements to which it is a party, and undertaking the actions contemplated by each, solely in a non-fiduciary capacity as plan sponsor of the Plan.

J.
Contemporaneously with the execution of this Agreement, the Independent Fiduciary, the Plan Trustee and the Insurer have entered into (i) the Plan Trustee Agreement (the “Plan Trustee Agreement”) and (ii) the directed trustee acknowledgement letter (the “Directed Trustee Acknowledgement”), and delivered a duly executed copy of each such agreement to the Company.

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:
I. DEFINITIONS AND INTERPRETATION
1.01    Definitions. For purposes of this Agreement:
“180-Day PBGC Date” means the date that is 180 days following the completion of the PBGC Review Period, as described in 29 C.F.R. § 4041.26(a)(1)(i), or such later date (a) as may be mutually agreed to by the Company and the Insurer or (b) as may be extended by the PBGC, if the Closing does not occur until after [ *** ] and the Plan seeks the extension to preserve the contemplated duration (had the Closing occurred on [ *** ]) between the dates for Closing and calculation of the Interim Post-Closing Annuity Premium and Final Post-Closing Annuity Premium.
“Action” means any claim, action, suit, arbitration, complaint, charge, investigation, inquiry or proceeding by or before any Governmental Authority.
“Adjusted Base Annuity Premium” means the Base Annuity Premium, plus the Closing [ *** ].
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Agreement” is defined in the preamble.
“Alternative Transaction Proposal” means any proposal or offer (a) relating to the entry into an insurance, reinsurance or other transaction similar to the purchase and issuance of a group annuity contract contemplated hereby and (b) that would be reasonably likely to replace, frustrate or cause not to occur the Transactions in respect of the Covered Lives or Contingent Lives, including any transaction in which the responsibility to make all or any substantial portion of the payments in respect of pension obligations owed to the Covered Lives or Contingent Lives would be transferred, assigned or novated from the Plan to a non-affiliated Person or in which a non-affiliated Person would assume an obligation to indemnify or reimburse the Plan, the Company or any of their respective Affiliates for any such payment; provided that an “Alternative Transaction Proposal” shall not include any insurance, reinsurance or other transaction that does not relate to the Covered Lives or Contingent Lives.
“Ancillary Agreements” means, collectively, the Group Annuity Contract, the [ *** ], the Plan Trustee Agreement, the Directed Trustee Acknowledgement, and the Bill of Sale.
“Annualized Closing Date Adjustment Rate” means [ *** ].
“Annuity Certificate” means an annuity certificate substantially in the applicable form set forth in Schedule 1.01(a), with such modifications as may be made by the Insurer as required by applicable Law.
“Annuity Committee” means the named fiduciary of the Plan which appointed and designated the Independent Fiduciary in connection with the Transaction.
“Annuity Exhibits” means the information, in substantially the same form of Appendix 1 to Schedule 1.01(e), contained on an IronKey USB drive that will be (a) attached as a schedule to the calculation of the Closing Annuity Premium, Interim Post-Closing Annuity Premium or Final Annuity Premium, as applicable, and (b) attached and incorporated into the Group Annuity Contract.
“Annuity Payment” means the monthly payments payable to Covered Lives and Contingent Lives pursuant to the Group Annuity Contract.
“Arbitration Dispute” is defined in Section 2.09(b).
“ASC 715” means Accounting Standards Codification Section 715: Compensation-Retirement Benefits.
“[ *** ] Workbook” means the excel file titled “[ *** ] Workbook - Sep 18 2014_Sent.xlsb.xlsb” that was delivered on behalf of the Insurer to the Company in an email at 9:21 p.m. eastern daylight time on September 18, 2014.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Asset Statement” means a schedule of assets in the form of the Asset Statement attached hereto as Schedule 1.01(b), listing (a) Cash and (b) each Public Bond that is intended to be transferred by the Plan Trustee to the Insurer.
“Base Annuity Premium” means [ *** ].
“Base File” means the data file as of July 28, 2014, as was provided by the Company (via Aon Hewitt) to the Insurer in an email from Ari Jacobs to Margaret McDonald at 6:41 p.m. eastern daylight time on August 2, 2014.
“[ *** ]” is defined in Section II(B) of the Procedures Manual.
“Bill of Sale” means the bill of sale in the form attached as Schedule 1.01(c).
“Both Plans” is defined in the recitals.
“Broker-Quote Public Bond” means each Public Bond for which, as of the close of business on the second Business Day preceding the Target Closing Date, none of the primary pricing source, secondary pricing source or tertiary pricing source (if any) set forth in Table 1 of the “Public Bonds” section of Schedule 2.05(b) is available as of such date or no fair market value is indicated by any such source as of such date.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by Law to close or are unable to open.
“Cash” means currency of the United States of America or wire transfers thereof that is legal tender for payment of all public and private debts.
“Cash Payment” is defined in Section 2.01.
“[ *** ]” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(A) of the Procedures Manual.
“Closing” is defined in Section 2.02.
“Closing Annuity Exhibits” is defined in Section 2.06(a)(iii).
“Closing Annuity Premium” is defined in Section 2.06(c)(i).
“Closing [ *** ] Discount” means the discount, if any, to the Closing Annuity Premium, Interim Post-Closing Annuity Premium and Final Annuity Premium calculated in accordance with the methodology and procedures set forth in Section VII(C) of the Procedures Manual.
“Closing Asset Statement” is defined in Section 2.06(b)(i).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Closing Asset Transfer” is defined in Section 2.01.
“Closing Asset Valuation” is defined in Section 2.06(b)(ii)(B).
“Closing Benefit Start Date Adjustment” means the adjustment included in the Closing Annuity Premium calculated in accordance with the methodology and procedures set forth in Section VI of the Procedures Manual.
“[ *** ]” is defined in Section 2.06(b)(ii)(A).
“Closing [ *** ] Expected Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III(C) of the Procedures Manual.
“Closing [ *** ] Market Value” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section IV(C) of the Procedures Manual as of [ *** ].
“Closing Data Cut-Off Date” means the day that is 11 Business Days prior to the Target Closing Date.
“Closing Data File” is defined in Section 2.06(a)(i).
“Closing Date” is defined in Section 2.02.
“Closing Date Adjustment” means the adjustment at the Annualized Closing Date Adjustment Rate included in the Closing Annuity Premium, Interim Post-Closing Annuity Premium and the Final Annuity Premium during the period from [ *** ] to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section V of the Procedures Manual.
“Closing [ *** ] Expected Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III(C) of the Procedures Manual.
“Closing [ *** ] Market Value” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(B) of the Procedures Manual [ *** ].
“Closing [ *** ] Expected Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III(C) of the Procedures Manual.
“Closing [ *** ] Market Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III(B) of the Procedures Manual.
“Closing [ *** ] Ratio” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III of the Procedures Manual.
“Closing [ *** ]” means the adjustment, if applicable, included in the Adjusted Base Annuity Premium that takes into account [ *** ], if any, calculated based on the

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Closing Data File in accordance with the methodology and procedures set forth in Section II(B) of the Procedures Manual.
“Closing [ *** ]” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(C) of the Procedures Manual.
“Closing [ *** ]” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(C) of the Procedures Manual.
“Code” means the Internal Revenue Code of 1986 and the applicable Treasury Regulations issued thereunder.
“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective under this Agreement, reasonable, diligent, good faith efforts to accomplish such objective as a similarly situated Person would normally use to accomplish a similar objective as expeditiously as reasonably possible under similar circumstances exercising reasonable business judgment. Notwithstanding the foregoing, “Commercially Reasonable Efforts” will not require a Person to make payments to unaffiliated third parties (other than in respect of the fees and expenses of such Person’s counsel and other advisors), to incur non-de minimis Liabilities to unaffiliated third parties or to grant any non-de minimis concessions or accommodations.
“Communications Center” is defined in Section 7.03.
“Company” is defined in the preamble.
“Company Disclosure Letter” means the disclosure letter as delivered by the Company to the other Parties immediately prior to the execution of this Agreement.
“Company’s Knowledge” means the actual knowledge of any officer of the Company responsible for the day to day administration or oversight of the Plan or directly involved in the negotiation of this Agreement or the transactions contemplated hereby, in each case, (a) after making appropriate inquiry of those people reporting directly to such officer who have substantial responsibility for the relevant subject matter, and (b) if none of such officers or people reporting directly to them have substantial responsibility for the subject matter that is the subject of the relevant representation, after making appropriate inquiry of an officer of the Company (or, in the case of the reference to “Company’s Knowledge” in the definition of “[ *** ],” making inquiry of the Plan’s investment advisor) that has substantial responsibility for such subject matter.
“Company Indemnified Claim” is defined in Section 9.02.
“Company Indemnified Party” is defined in Section 9.02.
“Compelled Disclosing Party” is defined in Section 11.13(d).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Company Provided Component” means any component incorporated into the calculation of the Final Annuity Premium, the Interim Post-Closing Annuity Premium or the Closing Annuity Premium (including the determination of the Transferred Assets and valuation thereof) not calculated, determined or provided by the Insurer.
“Confidential Information” means all business and technical information or processes, stored in any medium, to the extent the same is reasonably construed or generally accepted as containing a trade secret, proprietary or confidential information of or belonging to any Party, its Representatives, its Affiliates or its Affiliates’ Representatives, including know-how and trade secrets, customer or client requirements and lists, [ *** ], the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, accounting and financial data, management systems, records and any other information that is designated as confidential, and the portions of any reports or other documents prepared by any professional engaged in connection with this Agreement and any report or other document prepared by a receiving Party that contains or incorporates a trade secret, proprietary or confidential information of a disclosing Party. Confidential Information includes information communicated orally, in writing or in any other recorded or tangible form, includes information supplied by the disclosing Party and includes information delivered prior to the Execution Date pursuant to the Confidentiality Agreements. Information received by the receiving Party containing trade secrets or proprietary or confidential information constitutes Confidential Information.
“Confidentiality Agreements” means, collectively, the (a) Non-Disclosure Agreement, dated June 16, 2014, between the Company and Insurer and (b) the Non-Disclosure Agreement, dated July 30, 2014, between the Company and Independent Fiduciary.
“Consent” means any consent, approval (or deemed approval after the expiry of all appropriate waiting periods), authorization, notice, filing, permission or waiver.
“Contingent Life” has the meaning ascribed to such term in the Group Annuity Contract.
“Contract” means any legally enforceable agreement, contract, commitment, instrument, undertaking, lease, note, mortgage, indenture, license or arrangement, whether written or oral.
“Corporate Bond” is a bond, debenture or similar debt instrument defined as a “corporate bond” by [ *** ].
“Corridor” means [ *** ].
“Corridor Breach” means that the cumulative sum of the absolute values of each premium change with respect to [ *** ], in each case, that, but for the application of a [ *** ], would have been applied to the Base Annuity Premium, Adjusted Base Annuity

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Premium, the Interim Post-Closing Adjusted Base Annuity Premium or the Final Adjusted Base Annuity premium, as calculated from time to time, exceeds the Corridor.
“Corridor Breach Notice” is defined in Section 2.18.
“Covered Life” has the meaning ascribed to such term in the Group Annuity Contract.
“Credit Rating Agencies” means each of Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. and Fitch Ratings Ltd., and their respective successors and assigns.
“Current Funded Status” means, as of the date of calculation, an amount equal to (a) the then-current [ *** ] as such values are provided to the Company by Both Plans consistent with ordinary course practices (which will be (i) reduced for this purpose by the [ *** ] after the Execution Date, valued as of the date of such [ *** ] and (ii) increased for this purpose by the [ *** ], valued as of the date of such [ *** ]) minus (b) the [ *** ], as calculated by the Company in good faith pursuant to Schedule 1.01(d). For the avoidance of doubt, the [ *** ] will not be modified for any potential actuarial assumption changes made by either the New Plan or the Plan actuary after the Execution Date.
“[ *** ]” is defined in Section II(B) of the Procedures Manual.
“[ *** ]” is defined in Section II(B) of the Procedures Manual.
“Directed Trustee Acknowledgement” is defined in the recitals.
“Dispute” means any claim, counterclaim, demand, cause of action, controversy or dispute.
“Dry-Run Annuity Premium” is defined in Section 2.05(c)(i).
“Dry-Run [ *** ] Discount” means the discount, if any, to the Dry-Run Annuity Premium calculated in accordance with the methodology and procedures set forth in Section VII the Procedures Manual.
“Dry-Run Asset Statement” is defined in Section 2.05(b)(i).
“Dry-Run Asset Valuation” is defined in Section 2.05(b)(ii)(A).
“Dry-Run Adjusted Base Annuity Premium” means the Base Annuity Premium, plus the Dry-Run [ *** ].
“Dry-Run Benefit Start Date Adjustment” means the adjustment included in the Dry-Run Annuity Premium calculated in accordance with the methodology and procedures set forth in Section VII of the Procedures Manual.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Dry-Run Calculation Delivery Date” means [ *** ].
“Dry-Run [ *** ] Expected Value” means [ *** ].
“Dry-Run [ *** ] Market Value” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III of the Procedures Manual.
“Dry-Run Data File” is defined in Section 2.05(a).
“Dry-Run [ *** ] Expected Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section IV(B) of the Procedures Manual.
“Dry-Run [ *** ] Market Value” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(B) of the Procedures Manual as of [ *** ].
“Dry-Run [ *** ] Expected Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III of the Procedures Manual.
“Dry-Run [ *** ] Market Value” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III of the Procedures Manual.
“Dry-Run [ *** ] Ratio” means [ *** ] calculated in accordance with the methodology and procedures set forth in Section III of the Procedures Manual.
“Dry-Run [ *** ]” means the adjustment, if applicable, included in the Dry-Run Adjusted Base Annuity Premium that takes into account [ *** ], if any, calculated based on the Dry-Run Data File in accordance with the methodology and procedures set forth in Section II(B) of the Procedures Manual.
“Dry-Run [ *** ]” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(C)(ii) of the Procedures Manual.
“Dry-Run [ *** ]” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III(C) of the Procedures Manual.
“Effective Date” has the meaning ascribed to such term in the Group Annuity Contract.
“Enforceability Exceptions” is defined in Section 3.02.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“[ *** ]” is defined in Section 2.13.
[ *** ]

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Execution Date” is defined in the preamble.
“Execution Date Funded Status” is equal to negative [ *** ].
“Final Adjusted Base Annuity Premium” means the Interim Post-Closing Adjusted Base Annuity Premium, plus the Final [ *** ].
“Final Annuity Exhibits” is defined in Section 2.08(b)(iii).
“Final Annuity Premium” is defined in Section 2.08(d)(i).
“Final Asset Statement” is defined in Section 2.17(a).
“Final Asset Valuation” is defined in Section 2.17(b).
“Final [ *** ]” means [ *** ].
“Final [ *** ]” means the Final [ *** ] divided by 360 expressed in basis points, calculated in accordance with the methodology and procedures set forth in Section III(B) of the Procedures Manual.
“Final [ *** ]” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III of the Procedures Manual as of [ *** ].
“Final Data Cut-Off Date” means the day that is 15 Business Days prior to the 180-Day PBGC Date.
“Final Data File” is defined in Section 2.08(a).
“Final [ *** ]” means the adjustment, if applicable, included in the Final Adjusted Base Annuity Premium that takes into account [ *** ], if any, calculated based on the Final Data File in accordance with the methodology and procedures set forth in Section II(B) of the Procedures Manual.
“[ *** ]” means [ *** ].
“Fundamental Reps” means the representations and warranties contained in Sections 3.01 (Due Organization, Good Standing and Corporate Power), 3.02 (Authorization of Agreement; Enforceability), 3.05 (No Brokers’ Fee), 3.07 (Accuracy of Information), 4.01 (Due Organization, Good Standing and Corporate Power), 4.02 (Authorization of Agreement; Enforceability), 4.04 (ERISA Related Determinations), 4.05 (No Brokers’ Fee), 5.01 (Due Organization, Good Standing and Corporate Power), 5.02 (Authorization of Agreement; Enforceability), 5.04 (Enforceability of Group Annuity Contract), 5.07 (No Brokers’ Fee) and 5.09 (No Post-Closing Liability).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.
“Governmental Approval” means any Consent of a Governmental Authority.
“Governmental Authority” means any federal, state, municipal, foreign or local government or quasi-governmental authority or any regulatory or administrative body, department, agency, insurance commission or commissioner, subdivision, court or other tribunal, arbitrator or arbitral body of any of the foregoing (including, without limitation, the PBGC).
“Group Annuity Contract” means a single premium, non-participating group annuity contract, and all exhibits thereto, substantially in the form set forth in Schedule 1.01(e).
“Group Annuity Contract Issuance” is defined in Section 2.01.
“Guaranteed Separate Account” has the meaning ascribed to the term “Dedicated Account” in the Group Annuity Contract.
“[ *** ]” is defined in Section Section 6.03(b) and determined in accordance with Schedule 6.07.
“Identified CD-ROM” means the CD-ROM containing, collectively, (a) the excel file titled “Clear Water Premium Build Up Workbook v3.2.xlsx” that was delivered on behalf of the Insurer to the Company in an email at 5:37 p.m. eastern daylight time on September 21, 2014, (b) the [ *** ] Workbook, (c) the excel file titled “Sweep% Calculation Spreadsheet – Clearwater_v.30_Sent.xlsx.xlsx” that was delivered on behalf of the Insurer to the Company in an email at 9:21 p.m. eastern daylight time on September 18, 2014, (d) the Base File, (e) the Priced Lives file referenced on Schedule 1.01(f), and (f) the Procedures Manual. Such items will also be downloaded onto a tangible CD-ROM delivered from the Insurer to the Company on the Execution Date, or as promptly as practical thereafter.
“IF Engagement Letter” means the Engagement Letter, dated August 29, 2014, by and between the Annuity Committee and Independent Fiduciary.
“Incorrectly Sourced Payment” is defined in Section 2.14(d).
“Independent Fiduciary” is defined in the preamble.
“Independent Fiduciary MAC” means (a) the occurrence of a material adverse change, as determined in the sole discretion of the Independent Fiduciary, in or affecting directly the Insurer subsequent to the Execution Date that would cause the selection of the Insurer and the Plan’s purchase of the Group Annuity Contract to fail to satisfy ERISA or (b) the occurrence of a change in ERISA after the date hereof that would

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

cause the selection of the Insurer and the Plan’s purchase of the Group Annuity Contract to fail to satisfy ERISA.
“Initial [ *** ] Market Value” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section IV(C) of the Procedures Manual.
“Initial [ *** ] Market Value” means [ *** ] as determined in accordance with the methodology and procedures set forth in Section III of the Procedures Manual.
“Insurer” is defined in the preamble.
“Insurer’s Knowledge” means the actual knowledge of any officer of the Insurer or the Insurer Parent that will be responsible for the day to day administration of the Group Annuity Contract or was directly involved in the negotiation of this Agreement or the transactions contemplated hereby, in each case, (a) after making appropriate inquiry of those people reporting directly to such officer who have substantial responsibility for the relevant subject matter, and (b) if none of such officers or people reporting directly to them have substantial responsibility for the subject matter that is the subject of the relevant representation, after making appropriate inquiry of an officer of the Insurer or the Insurer Parent that has substantial responsibility for such subject matter.
“Insurer Parent” is defined in the preamble.
“Insurer Payment Commencement Date” means the first day on which a payment is payable by the Insurer to a Covered Life or Contingent Life under the Group Annuity Contract, or such later date as agreed by the Insurer and the Company.
“Insurer Provided Component” means any component incorporated into the calculation of the Final Annuity Premium, the Interim Post-Closing Annuity Premium or the Closing Annuity Premium (including the determination of the Transferred Assets and valuation thereof) not calculated, determined or provided by the Company.
“Interim Post-Closing Adjusted Base Annuity Premium” means the Adjusted Base Annuity Premium, plus the Interim Post-Closing [ *** ].
“Interim Post-Closing Annuity Exhibits” is defined in Section 2.07(b)(iii).
“Interim Post-Closing Annuity Premium” is defined in Section 2.07(d)(i).
“Interim Post-Closing Data Cut-Off Date” means the day that is 35 Business Days after the Closing Date.
“Interim Post-Closing Data File” is defined in Section 2.07(a).
“Interim Post-Closing Insurer Payment” is defined in Section 2.07(e)(i).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Interim Post-Closing [ *** ]” means the adjustment, if applicable, included in the Interim Post-Closing Adjusted Base Annuity Premium that takes into account [ *** ], if any, calculated based on the Interim Post-Closing Data File in accordance with the methodology and procedures set forth in Section II(B) of the Procedures Manual.
“Interim Post-Closing Plan Payment” is defined in Section 2.07(e)(ii).
“Law” means any federal, state, foreign or local law, statute, ordinance, regulation, rule or Order of any Governmental Authority.
“Liability” means any direct or indirect liability, debt, obligation, commitment, guaranty, claim, loss, damage, deficiency, penalty, fine, cost or expense of any kind, whether relating to payment, performance or otherwise, known or unknown, fixed, absolute or contingent, accrued or unaccrued, matured or unmatured, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, whenever and however arising (including whether or not required to be reflected or reserved under GAAP against on the financial statements of the obligor or responsible Person).
“[ *** ]” means the [ *** ].
“Liens” means any lien, mortgage, security interest, pledge, deposit, encumbrance, restrictive covenant or other similar restriction.
“Losses” means any and all Liabilities, losses, damages, expenses (including reasonable expenses of investigation, enforcement and collection and reasonable attorneys’ and accountants’ fees and expenses, in each case, in connection with any Action), costs, fines, fees, penalties and obligations.
“Material Litigation” means any Action that is initiated against the Company, the Plan, the Insurer, Insurer Parent or any fiduciary of the Plan (including the Independent Fiduciary) by a Governmental Authority that seeks to enjoin the consummation of the Transactions or that otherwise asserts that the Transactions violate applicable Law.
“[ *** ]” is defined in Section II(B) of the Procedures Manual.
“New Plan” is defined in the recitals.
“Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA Section 406 or Section 4975 of the Code, for which no statutory exemption, or Department of Labor class or individual exemption is available.
“Notice of Extension” is defined in Section 10.03(a).
“[ *** ]” is defined in Section 2.03(a)(iii).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Order” means any order, award, decision, injunction, judgment, ruling, decree, writ, subpoena or verdict entered, issued, made or rendered by any Governmental Authority or arbitrator.
“Outside Date” is defined in Section 10.01(b).
“Parties” is defined in the preamble.
“PBGC” means the Pension Benefit Guaranty Corporation.
“PBGC Review Period” means the period for PBGC review of the Form 500 submitted to notify the PBGC of the Plan’s proposed termination, as described in 29 C.F.R. § 4041.26.
“Permitted Liens” means:
(a)    any Liens created by operation of Law in respect of restrictions on transfer of securities (other than restrictions relating to the transfer of the Transferred Assets at Closing, unless such transfer complies with such applicable Law); or
(b)    with respect to any [ *** ], any transfer restrictions or other limitations on assignment, transfer or the alienability of rights under any indenture, debenture or other similar governing agreement to which such [ *** ] are subject (other than restrictions relating to the transfer of a [ *** ] at Closing, unless such transfer does not violate any such restriction).
“Person” means any individual, corporation, limited liability company, partnership, sole proprietorship, joint venture, trust, estate, association, organization, labor union, Governmental Authority or other entity.
“Plan” is defined in the preamble.
“Plan Asset” means an asset of either the Plan or the New Plan, as applicable, within the meaning of ERISA.
“Plan Beneficiary” means a person designated by a current or former Plan Participant, by a QDRO or by the terms of the Plan, to become entitled to receive a pension benefit from the Plan.
“Plan Governing Documents” means the Plan and any documents and instruments governing the Plan as contemplated under Section 404(a)(1)(D) of ERISA.
“Plan of Operations” means the “Essentials of Method of Operations” filed by the Insurer with the New Jersey Department of Banking and Insurance and approved by such Governmental Authority on September 19, 2014.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Plan Participant” means a person who is eligible to receive, and is receiving, a pension benefit from the Plan.
“Plan Termination” is defined in the recitals.
“Plan Trust” means the Motorola Solutions Pension Plan Trust.
“Plan Trustee” means Northern Trust Company, in its capacity as the directed trustee of the Plan Trust, and any successor thereto.
“Plan Trustee Agreement” is defined in the recitals.
“Priced Lives” means all Plan Participants and Plan Beneficiaries who are referenced by Schedule 1.01(f).
“Procedures Manual” means that certain Procedures Manual, as contained on the Identified CD-ROM delivered by the Insurer to the Company on the Execution Date, as the same may be updated in accordance with the terms hereof.
“Projected RBC Ratio” means, as of a day of determination, the projection of the RBC Ratio as of the end of the 2014 calendar year, as calculated under the method set forth on Schedule 6.07.
“Public Bonds” means (a) US Treasuries and (b) Corporate Bonds, but does not include preferred stocks, hybrids, convertibles, tax-exempt municipal bonds or bonds held through an investment vehicle such as a mutual fund or a limited liability company.
“QDRO” means a domestic relations order that satisfies the qualification requirements set forth in ERISA Section 206(d)(3) and Code Section 401(a)(13)(B).
“QPAM” means a Qualified Professional Asset Manager within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption 84-14.
“RBC Ratio” means the risk-based capital ratio of the Insurer, which will be calculated in a manner consistent with the requirements and methodologies prescribed under New Jersey Law, as applied by the Insurer in the ordinary course of its business, consistent with its historic practice.
“[ *** ]” is defined in Section II(B) of the Procedures Manual.
“Representatives” means, in respect of any Person that is an entity, such Person’s officers, directors, employees, advisors and agents.
“Re-Pricing Offer” is defined in Section 10.03(b).
“SEC” means the Securities and Exchange Commission.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Standard Termination” means a termination described in ERISA Section 4041(b).
“Target Closing Date” means (a) [ *** ], or (b) if the Closing does not take place on [ *** ], (i) the Target Closing Date will be such other date on or prior to the Outside Date that the Insurer, the Company and the Independent Fiduciary may mutually agree, based on the expected timing of the Closing consistent with the terms and conditions of this Agreement and (ii) the Parties will discuss such other changes that are required to Section 2.08 to reflect that the Closing may occur on a date that is closer to the occurrence of the 180-Day PBGC Date than the original expected timing as of the date hereof.
“Target Closing Date Adjustment” means the adjustment at the Annualized Closing Date Adjustment Rate included in the Dry-Run Annuity Premium during the period from [ *** ] to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section V of the Procedures Manual.
“Tax Qualified” means qualified by the Code for preferential tax treatment under Code Sections 401(a) and 501(a).
“Transaction” means the transaction contemplated to close on the Closing Date by this Agreement.
“Transaction MAC” is deemed to have occurred if (a) the Execution Date Funded Status minus (b) the Current Funded Status is equal to or greater than [ *** ].
“Transferred Assets” means the assets included on the Transferred Assets Schedule.
“Transferred Assets Schedule” means the statement of assets to be transferred to the Insurer in the Transaction, in the form of the Transferred Assets Schedule attached hereto as Schedule 1.01(g), as produced in accordance with Section 2.06(b)(iii) and updated in accordance with Section 2.07(c) and Section 2.08(c).
“Uncovered Claim” is defined in Section 9.03(c).
“US Treasuries” means a government debt issued by the United States Department of the Treasury through the Bureau of Public Debt, including zero-coupon US Treasury securities (STRIPS).
1.02    Interpretation.
(a)    Whenever the words “include,” “includes” or “including” are used in this Agreement they will be deemed to be followed by the words “without limitation.” The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(b)    Words denoting any gender will include all genders. The meanings given to terms defined herein will be equally applicable to both singular and plural forms of such terms. Where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning.
(c)    The Schedules, the Company Disclosure Letter, the Procedures Manual and the Identified CD-ROM are incorporated by reference and made a part of this Agreement as if set forth fully in this Agreement.
(d)    A reference to any party to this Agreement or any other agreement or document will include such party’s successors and permitted assigns.
(e)    A reference to any Law or to any provision of any Law will include any amendment thereto, any modification or re-enactment thereof, any Law substituted therefor and all regulations issued thereunder or pursuant thereto.
(f)    All references to “$” and dollars will refer to United States currency. All references to the word “days” will refer to calendar days unless otherwise specified in a particular case.
(g)    All references to any financial or accounting terms will be defined in accordance with GAAP to the extent GAAP is applicable; provided, however, that with respect to any financial or accounting terms related to Insurer’s accounting, the accounting terms will be in accordance with relevant state insurance statutory accounting principles (including applicable permitted practices).
(h)    Reference to any agreement (including this Agreement), document or instrument, including any schedules, exhibits or appendices thereto, means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.
(i)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references relate to this Agreement unless otherwise specified.
(j)    The Parties each hereby acknowledge that (i) the Parties jointly and equally participated in the drafting of this Agreement and all other agreements contemplated hereby, (ii) the Parties have each been adequately represented and advised by legal counsel with respect to this Agreement and the Transactions and (iii) no presumption will be made that any provision of this Agreement will be construed against any Party by reason of such role in the drafting of this Agreement and any other agreement contemplated hereby.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(k)    The Table of Contents and the headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.
(l)    If there is any conflict between this Agreement (excluding the Procedures Manual and the Identified CD-ROM) and either the Procedures Manual or the Identified CD-ROM, this Agreement (excluding the Procedures Manual and the Identified CD-ROM) shall control and govern in all respects.
(m)    All capitalized terms not defined in the Procedures Manual, the Company Disclosure Letter or any Schedule will have the meanings ascribed to them in this Agreement. The representations and warranties of the Company in this Agreement are made and given, and the covenants are agreed to, subject to the disclosures and exceptions set forth in the Company Disclosure Letter. The disclosure of any matter in any section of the Company Disclosure Letter will be a disclosure for all purposes of this Agreement and all other sections of the Company Disclosure Letter to which such matter relates to the extent that the applicability of such matter to such other section of the Company Disclosure Letter is reasonably apparent on its face. The Company Disclosure Letter has been arranged in sections corresponding to the sections and paragraphs of this Agreement for the convenience of the Parties. The listing of any matter by the Company in the Company Disclosure Letter will expressly not constitute an admission by the Company, or to otherwise imply, that any such matter is material, is required to be disclosed under this Agreement or falls within relevant minimum thresholds or materiality standards set forth in this Agreement. No disclosure in the Company Disclosure Letter relating to any possible breach or violation of any Contract or Law will be construed as an admission or indication that any such breach or violation exists or has actually occurred. In no event will the listing by the Company of any matter in the Company Disclosure Letter expand the scope of the Company’s representations, warranties or covenants set forth in this Agreement. All attachments to the Company Disclosure Letter are incorporated by reference into the Company Disclosure Letter in which they are directly or indirectly referenced. The information contained in the Company Disclosure Letter are in all events provided subject to the confidentiality restrictions in Section 11.13.
II.     PURCHASE OF SINGLE PREMIUM GROUP ANNUITY CONTRACT
2.01    Closing. At the Closing, (a) the Independent Fiduciary will irrevocably direct the Plan Trustee to (i) assign, transfer and deliver to the Insurer the Transferred Assets as set forth on the Closing Asset Statement in accordance with the procedures set forth in Schedule 2.01, (the “Closing Asset Transfer”) and (ii) pay to the Insurer an amount in Cash equal to the excess, if any, of the Closing Annuity Premium over the aggregate Closing Asset Valuation (the "Cash Payment"), and (b) the Insurer will issue and deliver to the Company the Group Annuity Contract (the “Group Annuity Contract Issuance”). At the Company's election, the Cash Payment can be delivered to the Insurer by inclusion in the [ *** ] that is [ *** ] to the Insurer on the Closing Date. From

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

and after the Closing Date, the Insurer will, pursuant to the terms of the Group Annuity Contract, unconditionally and irrevocably guarantee the full payment of all Annuity Payments as set forth in the Group Annuity Contract, and will assume all investment risk associated with the Transferred Assets.
2.02    Time and Place of Closing. On the terms and subject to the conditions set forth in this Agreement, the consummation of the Group Annuity Contract Issuance, the Closing Asset Transfer and the delivery of the Cash Payment (the “Closing”) will take place at the offices of Jones Day, 77 W. Upper Wacker Dr. #3500, Chicago, IL 60601 on (a) [ *** ], if at least three days prior to such date all of the conditions set forth in Article VIII have been satisfied or waived (except for those conditions which in accordance with their terms will be satisfied on the Closing Date), (b) five Business Days after all of the conditions set forth in Article VIII have been satisfied or waived (except for those conditions which in accordance with their terms will be satisfied on the Closing Date), or (c) at such other time, date and location as the Parties may agree in writing (the “Closing Date”). The Group Annuity Contract will be issued and delivered in the State of Illinois.
2.03    Deliveries at Closing.
(a)    At the Closing, the Independent Fiduciary will deliver, or cause to be delivered, to the Insurer (with a copy to the Company) the following duly executed documents and other items:
(i)    the Group Annuity Contract (including all exhibits and attachments thereto), duly executed by the Plan Trustee;
(ii)    a certificate, dated as of the Closing Date, duly executed by an authorized officer of the Independent Fiduciary certifying as to the satisfaction of the conditions specified in Sections 8.01(a), 8.01(b), 8.03(a) and 8.03(b), in each case as to the Independent Fiduciary;
(iii)    an [ *** ], [ *** ] the account holding the [ *** ] to the Insurer, in substantially the form set forth on Schedule 2.03(a)-1 (the “[ *** ]”), executed by the Plan Trustee;
(iv)    the Bill of Sale, duly executed by the Plan Trustee; and
(v)    the plan trustee direction letter, in substantially the form set forth on Schedule 2.03(a)-2.
(b)    At the Closing, the Insurer will deliver, or cause to be delivered, (1) to the Plan Trustee, the Group Annuity Contract (including all exhibits and attachments thereto), duly executed by the Insurer, and (2) to the Independent Fiduciary (with a copy to the Company), the following duly executed documents and other items:

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(i)    a certificate, dated as of the Closing Date, duly executed by an authorized officer of the Insurer certifying as to the satisfaction of the conditions specified in Sections 8.01(a), 8.01(b), 8.02(a) and 8.02(b), in each case as to the Insurer; and
(ii)    the Bill of Sale, duly executed by the Insurer.
(c)    At the Closing, the Company will deliver to the Independent Fiduciary and the Insurer a certificate, dated as of the Closing Date, duly executed by an authorized officer of the Company certifying as to the satisfaction of the conditions specified in Sections 8.01(a), 8.01(b), 8.03(a) and 8.03(b), in each case as to the Company.
2.04    Allocation of Transferred Assets. Upon the Group Annuity Contract Issuance, the Insurer will deposit the Transferred Assets and Cash Payment, if any, transferred at Closing into the Guaranteed Separate Account.
2.05    Calculation of Dry-Run Annuity Premium; Dry-Run Asset Valuation. The Insurer, the Company and the Plan Trustee (at the direction of the Independent Fiduciary) or other Plan designee will cooperate in good faith to produce a trial premium calculation to develop best practices for Closing Date procedures.
(a)    Dry-Run Data File. In order for the Insurer to calculate the Dry-Run [ *** ], the Company will deliver to the Insurer an updated data file in a form consistent with the Base File by [ *** ], except that such updated data file will include all corrections and changes to the data in the Base File since the date thereof known to the Company (such file, together with any data-related assumptions agreed in writing between the Insurer and the Company, the “Dry-Run Data File”).
(b)    Dry-Run Asset Valuation. In order for the Insurer to calculate certain adjustments to the Dry-Run Annuity Premium, the Plan designee or the Plan Trustee (at the direction of the Independent Fiduciary) will deliver or cause to be delivered to the Insurer:
(i)    By [ *** ], an Asset Statement setting forth a projection of each asset that is intended to be transferred by the Plan Trustee to the Insurer at the Closing (the “Dry-Run Asset Statement”), which, for the avoidance of doubt, may include assets not then owned by the Plan Trust but which the Plan Trust plans to acquire prior to Closing and transfer to the Insurer at Closing.
(ii)    On the Business Day prior to the Dry-Run Calculation Delivery Date:
(A)    a calculation of the value of each asset on the Dry-Run Asset Statement, calculated in accordance with the methodology set forth in

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.05(b) as of the close of business on the immediately prior Business Day (collectively, the “Dry-Run Asset Valuation”); and
(B)    the [ *** ] Workbook, completed using the Dry-Run Asset Statement.
(c)    Dry-Run Annuity Premium. On the Dry-Run Calculation Delivery Date:
(i)    The Insurer will deliver to the Company a calculation of the Dry-Run Annuity Premium. The “Dry-Run Annuity Premium” will be equal to (A) the Dry-Run Adjusted Base Annuity Premium, multiplied by (B) the Dry-Run [ *** ] Ratio, multiplied by (C) the Target Closing Date Adjustment, minus (D) the Dry-Run Benefit Start Date Adjustment, if any, minus (E) the Dry-Run [ *** ] Discount, if any.
(ii)    The Insurer will calculate the Dry-Run Annuity Premium using the data provided by the Company and the Plan Trustee (or other Plan designee) in accordance with Section 2.05(a) and Section 2.05(b), respectively.
2.06    Calculation of Closing Annuity Premium; Closing Asset Valuation. The Insurer, the Company and the Plan Trustee (at the direction of the Independent Fiduciary) or other Plan designee will cooperate in good faith to produce an annuity premium calculation on the Closing Date which will be the amount that the Plan Trustee will pay to the Insurer in consideration for the Group Annuity Contract (referred to therein as the “Closing Annuity Premium”) at the Closing in accordance with this Article II.
(a)    Closing Annuity Exhibits. In order for the Insurer to create the Annuity Exhibits that will be attached to the Group Annuity Contract at Closing:
(iii)    On the day that is nine Business Days prior to the Target Closing Date, the Company will deliver to the Insurer an updated data file in a form consistent with the Base File except that such data file will include all corrections and changes to the data in the Base File known to the Company as of the Closing Data Cut-Off Date (such file, together with any data-related assumptions agreed in writing between the Insurer and the Company, the “Closing Data File”). On the 5th Business Day prior to the Target Closing Date, the Insurer will deliver to the Company proposed Annuity Exhibits, which the Insurer will have prepared using the Closing Data File.
(iv)    As soon as reasonably practicable and in any event by the 2nd Business Day following the Insurer’s delivery of such proposed Annuity Exhibits, the Company will notify the Insurer of any discrepancy between the proposed Annuity Exhibits and the Closing Data File (it being understood that the failure of the Company to so notify the Insurer will not be deemed to constitute a waiver by the Company of any of its rights under Section 2.09).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(v)    The Insurer and the Company will cooperate in good faith to resolve such discrepancies, if any, on or prior to the 2nd Business Day prior to the Target Closing Date and the Insurer will reflect any agreed upon changes in the revised Annuity Exhibits (the “Closing Annuity Exhibits”).
(b)    Closing Asset Valuation. In order to determine the Transferred Assets, the value of which the Insurer will use to calculate certain adjustments to the Closing Annuity Premium:
(iii)    On or prior to the 5th Business Day prior to the Target Closing Date, the Plan designee or the Plan Trustee (at the direction of the Independent Fiduciary) will deliver or cause to be delivered, in writing, an Asset Statement setting forth each asset that is intended to be transferred by the Plan Trustee to the Insurer at the Closing (the “Closing Asset Statement”). If the Insurer believes that the Closing Asset Statement contains an asset that is or will be, to the Insurer’s Knowledge, an [ *** ], the Insurer by no later than the 3rd Business Day prior to the Target Closing Date may object to the inclusion of such asset and the Company or the Plan designee will discuss the effects of such objection in good faith with the Insurer and the Closing Asset Statement will be revised to reflect any agreed-upon changes (it being understood that the failure of the Insurer to so notify the Company will not be deemed to constitute a waiver by the Insurer of any of its rights under Section 2.09 or Section 2.17). If assets are agreed to be [ *** ], the Company will have the sole responsibility and discretion to either (x) remove any such [ *** ] from the Closing Asset Statement and replace it with an asset that is not an [ *** ] or (y) modify the portfolio included in the Closing Asset Statement to include Cash in place of such [ *** ] (and contribute sufficient Cash to the Plan Trust, as applicable). Such Closing Asset Statement shall be completed no later than two Business Days prior to the Target Closing Date.
(iv)    On the Business Day immediately prior to the Target Closing Date, the Plan designee or the Plan Trustee (at the direction of the Independent Fiduciary) will deliver to the Insurer:
(A)    a calculation of the value of each Broker-Quote Public Bond on the Closing Asset Statement, calculated in accordance with the methodology set forth in Schedule 2.05(b) as of the close of business on the second Business Day prior to the Target Closing Date (the “[ *** ]”);
(B)    a calculation of the value of each asset on the Closing Asset Statement other than Broker-Quote Public Bonds, calculated in accordance with the methodology set forth in Schedule 2.05(b), as of the close of business on the Business Day immediately prior to the Target Closing Date (together with the [ *** ], the “Closing Asset Valuation”); and
(C)    the [ *** ] Workbook, completed using asset values set forth in the Closing Asset Valuation.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(v)    As early as practicable on the Closing Date (and prior to the Closing), the Insurer will produce and deliver to the Company the Transferred Assets Schedule, which will incorporate the Closing Asset Statement and the Closing Asset Valuation and reflect the amount of the required Cash Payment. The Insurer will attach such Transferred Assets Schedule as the “Cash and Transferred Assets Exhibit” to the Group Annuity Contract.
(c)    Closing Annuity Premium. On the Closing Date (but prior to the Closing):
(i)    The Insurer will deliver to the Company a calculation of the Closing Annuity Premium in the form of Schedule 2.06 (including the Closing Annuity Exhibits). The “Closing Annuity Premium” will be equal to (A) the Adjusted Base Annuity Premium, multiplied by (B) the Closing [ *** ] Ratio, multiplied by (C) the Closing Date Adjustment, minus (D) the Closing Benefit Start Date Adjustment, if any, minus (E) the Closing [ *** ] Discount, if any.
(ii)    The Insurer will calculate the Closing Annuity Premium using the data provided by the Company and the Plan designee or the Plan Trustee, as applicable, in accordance with Section 2.06(a) and Section 2.06(b), respectively.
2.07    Calculation of Interim Post-Closing Annuity Premium; Related True-Up. As set forth in this Section 2.07, the Insurer, the Company and the Plan Trustee (at the direction of the Independent Fiduciary) or other Plan designee will cooperate in good faith to produce an Interim Post-Closing Annuity Premium calculation following the Closing Date to reconcile any adjustments to the Closing Annuity Premium.
(a)    Interim Post-Closing Data File. On the 37th Business Day after the Closing, the Insurer will deliver to the Company an updated data file in a form consistent with the Base File which new file will include all corrections to the data in the Closing Data File known to the Insurer as of the Interim Post-Closing Data Cut-Off Date and reflecting any other changes agreed between the Insurer and the Company (such file, together with any data-related assumptions agreed in writing between the Insurer and the Company, the “Interim Post-Closing Data File”).
(b)    Interim Post-Closing Annuity Exhibits. In order for the Insurer to create the Annuity Exhibits that will be attached to the Group Annuity Contract as amended pursuant to Section 2.15(a):
(iii)    On the 37th Business Day after the Closing, the Insurer will deliver to the Company revised Closing Annuity Exhibits, utilizing and consistent with the Interim Post-Closing Data File.
(iv)    As soon as practicable and in any event by the 39th Business Day following the Closing, the Company will notify the Insurer of any discrepancy between the revised Closing Annuity Exhibits and the Interim Post-Closing Data File (it

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

being understood that the failure of the Company to so notify the Insurer will not be deemed to constitute a waiver by the Company of any of its rights under Section 2.09).
(v)    The Insurer and the Company will cooperate in good faith to resolve such discrepancies, if any, on or prior to the 40th Business Day following the Closing and the Insurer will reflect any agreed upon changes in the revised Closing Annuity Exhibits (the “Interim Post-Closing Annuity Exhibits”).
(c)    Interim Post-Closing Cash and Transferred Assets Exhibit. In order for the Insurer to produce an Interim Post-Closing Annuity Premium calculation to reconcile any adjustments to the Closing Annuity Premium, if any, on or prior to the day that is the later of 42nd Business Day following the Closing Date or the completion of the process set forth in Section 2.17, the Insurer will produce and deliver to the Company a Transferred Assets Schedule, which will incorporate the Final Asset Statement and Final Asset Valuation, as determined by Section 2.17, and reflect the updated amount of the required Cash Payment, if any. The Insurer will attach such Transferred Assets Schedule as the “Cash and Transferred Assets Exhibit Supplement” to the amendment to the Group Annuity Contract pursuant to Section 2.15.
(d)    Interim Post-Closing Annuity Premium. On the 42nd Business Day following the Closing Date:
(i)    The Insurer will deliver to the Company a calculation of the Interim Post-Closing Annuity Premium in the form of Schedule 2.06 (including the Interim Post-Closing Annuity Exhibits). The “Interim Post-Closing Annuity Premium” will be equal to (A) the Interim Post-Closing Adjusted Base Annuity Premium, multiplied by (B) the Closing [ *** ] Ratio, multiplied by (C) the Closing Date Adjustment, minus (D) the Closing Benefit Start Date Adjustment, if any, minus (E) the Closing [ *** ] Discount, if any.
(ii)    The Insurer will calculate the Interim Post-Closing Annuity Premium using the data provided by the Company and the Plan in accordance with Section 2.07(a) (as may be modified pursuant to Section 2.07(b)) and Section 2.07(c), respectively.
(e)    True-Up Payment Upon Resolution of Interim Post-Closing Annuity Premium. Within five Business Days of the delivery by the Insurer of the calculation of the Interim Post-Closing Annuity Premium, the Insurer and the Plan Trustee (as directed by the Independent Fiduciary) will amend the Group Annuity Contract pursuant to Section 1.2 thereof using the Interim Post-Closing Annuity Exhibits and the “Cash and Transferred Assets Exhibit Supplement” prepared in connection therewith, and in connection with such amendment,
(i)    if the sum of the aggregate value of the assets in the Final Asset Statement exceeds the amount of the Interim Post-Closing Annuity Premium, then, subject to the execution of the amended Group Annuity Contract in connection with

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Section 2.15, Insurer Parent or the Insurer will pay to the Plan Trustee an amount, in Cash, equal to such excess plus interest of [ *** ] on such aggregate amount, compounded daily from the Closing Date to and including the date of such payment (the “Interim Post-Closing Insurer Payment”); and
(ii)    if the amount of the Interim Post-Closing Annuity Premium exceeds the aggregate value of the assets in the Final Asset Statement, then, subject to the execution of the amended Group Annuity Contract in connection with Section 2.15, the Independent Fiduciary will irrevocably direct the Plan Trustee to pay to the Insurer an amount, in Cash, equal to such excess plus interest at a rate of [ *** ] per annum on such aggregate amount, compounded daily from the Closing Date to and including the date of such payment (the “Interim Post-Closing Plan Payment”).
(f)    The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.07.
2.08    Calculation of Final Annuity Premium; Final Asset Valuation; Related True-Up. As set forth in this Section 2.08, the Insurer, the Company and the Plan will cooperate in good faith to produce a final annuity premium calculation following the Closing Date to reconcile any adjustments to the Interim Post-Closing Annuity Premium.
(a)    Final Data File. On the day that is eight Business Days prior to the 180-Day PBGC Date, the Insurer will deliver to the Company an updated data file in a form consistent with the Base File which new file will include all corrections to the data in the Interim Post-Closing Data File known to the Insurer (including items notified to the Insurer by the Company and agreed between the Insurer and the Company) as of the Final Data Cut-Off Date and reflecting any other changes agreed between the Insurer and the Company (such file, together with any data-related assumptions agreed in writing between the Insurer and the Company, the “Final Data File”).
(b)    Final Annuity Exhibits. In order for the Insurer to create the Annuity Exhibits that will be attached to the Group Annuity Contract as amended pursuant to Section 2.15:
(i)    On the day that is eight Business Days prior to the 180-Day PBGC Date, the Insurer will deliver to the Company revised Interim Post-Closing Annuity Exhibits, utilizing and consistent with the Final Data File.
(ii)    As soon as practicable and in any event by the day that is six Business Days prior to the 180-Day PBGC Date, the Company will notify the Insurer of any discrepancy between the revised Interim Post-Closing Annuity Exhibits and the Final Data File (it being understood that the failure of the Company to so notify the Insurer will not be deemed to constitute a waiver by the Company of any of its rights under Section 2.09).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(iii)    The Insurer and the Company will cooperate in good faith to resolve such discrepancies, if any, on or prior to the five Business Days prior to the 180-Day PBGC Date and the Insurer will reflect any agreed upon changes in the revised Interim Post-Closing Annuity Exhibits (the “Final Annuity Exhibits”).
(c)    Final Cash and Transferred Assets Exhibit. On the date that is three Business Days prior to the 180-Day PBGC Date, the Insurer will produce and deliver to the Company a Transferred Assets Schedule, which will continue to reflect the Final Asset Statement and Final Asset Valuation as determined by Section 2.17 (or, if applicable, Section 2.09), and will be updated to reflect the updated amount of the required Cash Payment, if any. The Insurer will attach such Transferred Assets Schedule as the “Cash and Transferred Assets Exhibit Supplement” to the amendment to the Group Annuity Contract pursuant to Section 2.15(a).
(d)    Final Annuity Premium. On the date that is three Business Days prior to the 180-Day PBGC Date:
(iii)    The Insurer will deliver to the Company a calculation of the Final Annuity Premium in the form of Schedule 2.06 (including the Final Annuity Exhibits). The “Final Annuity Premium” will be equal to (A) the Final Adjusted Base Annuity Premium, multiplied by (B) the Closing [ *** ] Ratio, multiplied by (C) the Closing Date Adjustment, minus (D) the Closing Benefit Start Date Adjustment, if any, minus (E) the Closing [ *** ] Discount, if any.
(iv)    The Insurer will calculate the Final Annuity Premium using the data provided by the Company and the Plan in accordance with Section 2.08(a) (as may be modified pursuant to Section 2.08(b)) and Section 2.08(c), respectively.
(e)    True-Up Payment Upon Resolution of Final Annuity Premium. By the earlier of (x) the date that is five Business Days following the final resolution of all disputes in accordance with Section 2.09(b) and (y) the 180-Day PBGC Date:
(i)    if the sum (A) of (x) the aggregate value of the assets in the Final Asset Statement, minus (y) the Interim Post-Closing Insurer Payment, if any, plus (z) the Interim Post-Closing Plan Payment, if any, exceeds (B) the amount of the Final Annuity Premium, then, subject to the execution of the amended Group Annuity Contract in connection with Section 2.15, either Insurer Parent or the Insurer shall pay to the Plan Trustee an amount, in Cash, equal to such excess plus interest of [ *** ] on such aggregate amount, compounded daily from the Closing Date to and including the date of such payment; and
(ii)    if the sum (A) of (x) the amount of the Final Annuity Premium, minus (y) the Interim Post-Closing Insurer Payment, if any, plus (z) the Interim Post-Closing Plan Payment, if any, exceeds (B) the aggregate value of the assets in the Final Asset Statement, then, subject to the execution of the amended Group Annuity Contract in connection with Section 2.15, the Independent Fiduciary will irrevocably direct the

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Plan Trustee to pay to the Insurer an amount, in Cash, equal to such excess plus interest of [ *** ] on such aggregate amount, compounded daily from the Closing Date to and including the date of such payment.
(f)    The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.08.
2.09    Final Annuity Premium; Final Asset Valuation Disputes.
(a)    Within ten Business Days following the delivery by the Insurer of the calculation of the Final Annuity Premium in accordance with Section 2.08(d):
(iv)    the Company may dispute any Insurer Provided Component; and
(v)    the Insurer may dispute any Company Provided Component.
(b)    Any dispute described in Section 2.09(a) (an “Arbitration Dispute”) will be resolved in accordance with the procedures set forth in Schedule 2.09(b).
(c)    Any Insurer Provided Component or Company Provided Component that is not disputed pursuant to Section 2.09(a) will be final and binding on the Parties.
2.10    Adjustment to the Target Closing Date. If subsequent to the calculation or delivery of a calculation or other deliverable that was required to be performed or delivered as of, on or prior to a day that is some number of days prior to the Target Closing Date, the Target Closing Date is adjusted so that it is a later date, the applicable Party will re-calculate or deliver such calculation or other deliverable as of, on or prior, as applicable, to such number of days prior to the Target Closing Date as so adjusted.
2.11    Business Day Adjustments. If any calculation set forth in this Article II is to be performed as of a day that is not a Business Day, such calculation will be performed as of the immediately preceding Business Day.
2.12    Annuity Exhibits Validation. The Insurer and the Company will validate each IronKey USB drive containing the Closing Annuity Exhibits, Interim Post-Closing Annuity Exhibits and Final Annuity Exhibits in accordance with the process set forth on Schedule 2.12 to confirm that the file on each IronKey USB drive is identical to the Closing Annuity Exhibits that the Insurer delivers in connection with the calculation of the Closing Annuity Premium, the Interim Post-Closing Annuity Exhibits that the Insurer delivers in connection with the Interim Post-Closing Annuity Premium or the Final Annuity Exhibits that the Insurer delivers in connection with the calculation of the Final Annuity Premium, as applicable.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

2.13    Access and Cooperation. The Company and the Insurer will provide the other and their Representatives with reasonable access during normal business hours to examine and will provide copies of (a) the work papers and files related to the preparation of, or support for, the calculations and valuations contemplated by this Article II and (b) the relevant books and records of the Insurer or the Company, as applicable, and to discuss with the Insurer’s or the Company’s, as applicable, employees and Representatives involved with respect thereto; provided, however, that notwithstanding anything to the contrary set forth herein, (i) the Insurer will not have any obligation to provide the Company and its Representatives with access to any [ *** ] or any work papers or other information that discloses or reveals such [ *** ], nor will the Company or any of its Representatives attempt to derive, directly or indirectly, any such [ *** ] from any other information provided to the Company, the Company’s Affiliates or Representatives or the Company’s Affiliates’ Representatives and (ii) the Company will not have any obligation to provide the Insurer or its Representatives with any work papers of its certified public accountants. If, notwithstanding the foregoing, the Company or any of its Representatives obtain any such [ *** ], whether directly or indirectly, or through a process of derivation, the Company will and will direct its Representatives to not use such information and to destroy (and certify to the Insurer destruction of) such information and to otherwise transfer any rights in such information to the Insurer.
2.14    Data Updates; Mortality Adjustments.
(a)    Access To Covered Life Information. From and after the date hereof through the date on which the Final Annuity Premium is finally determined pursuant to Section 2.08 and Section 2.09, the Plan will provide the Insurer with reasonable access to all updates in the Plan’s possession of the data, including benefit amounts, benefit forms, dates of birth, dates of death, gender, and lives missing from the original data provided by the Company that relate to the annuity premium payable to the Insurer, in each case limited to data in connection with Covered Lives or Contingent Lives.
(b)    Insurer’s Verification of Mortality. From and after the Closing Data Cut-Off Date until the Final Data Cut-Off Date, the Insurer will, in accordance with the Insurer’s standard verification practices and procedures, review the Social Security Master Death file and the Lexis Nexis Accurint tool to attempt to determine if any Covered Lives or Contingent Lives are deceased. If (i) subject to such standard verification practices and procedures, such data source indicates that a Covered Life or Contingent Life is deceased or (ii) the Company presents evidence, reasonably acceptable to the Insurer, that a Covered Life or Contingent Life is deceased, then, the Insurer will reflect such mortality event in the (x) if two Business Days before the Interim Post-Closing Data Cut-Off Date, the Interim Post-Closing Data File and include such mortality event as an Interim Post-Closing [ *** ] in its calculation of the Interim Post-Closing Annuity Premium, and (y) at all times prior to delivery of the Final Data File, the Final Data File and include such mortality event as a Final [ *** ] in its calculation of the

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Final Annuity Premium. The Insurer will provide monthly updates to the Company of such mortality review.
(c)    Insurer’s Review for Date of Birth and Gender Data; Verification of Data Errors. From and after the Closing Data Cut-Off Date until the Final Data Cut-Off Date, the Insurer will, in accordance with the Insurer’s standard verification practices and procedures, review the Lexis Nexis Accurint tool to attempt to determine if there are any [ *** ], including with respect to dates of birth or gender for any Covered Lives or Contingent Lives. If any errors in respect of dates of birth or gender are discovered that would potentially give rise to [ *** ], Insurer will provide reasonably prompt notice to the Company of such errors. If (i) subject to such standard verification practices and procedures, such data source indicates a [ *** ], including with respect to dates of birth or gender, for any Covered Life or Contingent Life, or (ii) the Company presents reasonably acceptable evidence to the Insurer of a [ *** ] with respect to an Covered Life or Contingent Life, then, the Insurer will reflect such [ *** ] in the (x) if two Business Days before the Interim Post-Closing Data Cut-Off Date, the Interim Post-Closing Data File and include such [ *** ] event as an Interim Post-Closing [ *** ], in its calculation of the Interim Post-Closing Annuity Premium, and (y) at all times prior to the delivery of the Final Data File, the Final Data File and include such [ *** ] event as a Final [ *** ], in its calculation of the Final Annuity Premium. The Insurer will provide monthly updates to the Company of such review.
(d)    Reimbursement of Incorrect Annuity Payments. If the Insurer makes an Annuity Payment with respect to a Covered Life, Contingent Life or Beneficiary who was included on the Closing Annuity Exhibits, as approved by the Company, and subsequently such Covered Life, Contingent Life or Beneficiary is not included (other than as a result of mortality) on the Final Data File and Final Annuity Exhibits (such payment, an “Incorrectly Sourced Payment”), then as soon as practicable and in any event within ten Business Days following the Final Data Cut-Off Date, and at the Company’s election, either (x) the Independent Fiduciary will direct the Plan Trustee to reimburse the Insurer or (y) the Company will reimburse the Insurer an amount in Cash equal to (i) the aggregate amount of all Incorrectly Sourced Payments, plus (ii) interest of [ *** ] on such aggregate amount of Incorrectly Sourced Payments, compounded daily from the Closing Date to and including the date of such payment. In connection with the foregoing, to the extent the party in (x) or (y), above, has reimbursed the Insurer for such improper Annuity Payment, the Insurer assigns to such party or its designee all of the Insurer’s rights to seek reimbursement from such Covered Life, Contingent Life or Beneficiary to whom the Insurer made such improper Annuity Payment. The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.14(d).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

2.15    Amendments to the Group Annuity Contract.
(a)    Within five Business Days following the delivery by the Insurer of the calculation of the Interim Post-Closing Annuity Premium, the Insurer will amend the Group Annuity Contract, and the Independent Fiduciary shall irrevocably direct the Plan Trustee to amend the Group Annuity Contract, in each case, (i) to reflect any differences between the amount of the Interim Post-Closing Annuity Premium and the amount of the Closing Annuity Premium, (ii) to substitute the Interim Post-Closing Annuity Exhibits for the Closing Annuity Exhibits, and (iii) to substitute the “Cash and Transferred Assets Exhibit Supplement” for the “Cash and Transferred Assets Exhibit,” which will continue to reflect the Final Asset Valuation as determined by Section 2.17, to reflect any changes necessary to the Cash Payment amount to the extent that a payment is made pursuant to Section 2.07(e).
(b)    By the earlier of (i) the date that is five Business Days following the final resolution of all disputes in accordance with Section 2.09(b) and (ii) the 180-Day PBGC Date, the Insurer will amend the Group Annuity Contract, and the Independent Fiduciary shall irrevocably direct the Plan Trustee to amend the Group Annuity Contract, in each case, (x) to reflect any differences between the amount of the Final Annuity Premium (as adjusted following the resolution of any disputes in accordance with Section 2.09(b)) and the amount of the Interim Post-Closing Annuity Premium, (y) to substitute the Final Annuity Exhibits for the Interim Post-Closing Annuity Exhibits, and (z) update the “Cash and Transferred Assets Exhibit Supplement,” which will continue to reflect the Final Asset Valuation as determined by Section 2.17, to reflect any changes necessary to the Cash Payment amount to the extent that a payment is made pursuant to Section 2.08(e).
2.16    Amendments to the Procedures Manual and Identified CD-ROM. If the Company or the Insurer identify any error or omission in the Procedures Manual or the Identified CD-ROM prior to the payment of the Final Annuity Premium, the Company or the Insurer, as applicable, shall promptly inform the other and the Company and the Insurer shall cooperate in good faith to update the Procedures Manual or the Identified CD-ROM to resolve such error or omission, and such updated Identified CD-ROM shall be initialed by the Company and the Insurer. The Procedures Manual or the Identified CD-ROM, as updated pursuant to this Section 2.16, shall be binding on the Parties.
2.17    Final Asset Statement; [ *** ].
(a)    On or prior to the day that is five Business Days following the Closing Date, the Insurer and the Plan will cooperate in good faith to agree, in writing, upon an amendment to the Closing Asset Statement setting forth each asset that the Plan Trustee transferred to the Insurer in respect of the Group Annuity Contract (the “Final Asset Statement”). In connection with the preparation of the Final Asset Statement, either the Insurer or the Company may [ *** ]. If any [ *** ], then (a) the Insurer or the Company, as applicable, will promptly notify the other, and, [ *** ], (b) within five days of such notice the Independent Fiduciary will irrevocably direct the Plan

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Trustee to pay the Insurer an amount, in Cash, equal to the Closing Asset Valuation of such [ *** ], and (c) simultaneously with its receipt of such payment from the Plan Trustee, the Insurer will return such [ *** ] to the Plan Trustee, and in connection with the foregoing the Insurer and the Plan Trustee (as directed by the Independent Fiduciary) will amend the Group Annuity Contract in accordance with Section 1.2 thereof, including to modify the Cash and Transferred Assets Exhibit attached thereto on the Closing Date. If the Insurer and the Plan are unable to agree on whether [ *** ], the Final Asset Statement will reflect such asset and any party may immediately commence an Arbitration Dispute pursuant to Section 2.09 with respect to the Final Asset Statement. The Company shall make available to the Plan Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.17(a).
(b)    As soon as practicable and in any event within three Business Days following the earlier of the date on which the Insurer and the Plan (i) agree or (ii) are unable to agree in accordance with the last sentence of Section 2.17(a), upon the Final Asset Statement (or it is finally determined pursuant to Section 2.09), the Plan will deliver to the Insurer (i) a calculation of the value of each Broker-Quote Public Bond on the Final Asset Statement, calculated in accordance with the methodology set forth in Schedule 2.05(b) as of the close of business on the Business Day immediately prior to the Closing Date, (ii) a calculation of the value of each Public Bond (other than Broker-Quote Public Bonds) on the Final Asset Statement (the valuations in clauses (i) and (ii) of this Section 2.17(b) collectively, the “Final Asset Valuation”), and (iii) the [ *** ] Workbook, completed using the asset values set forth in the Final Asset Valuation.
(c)    Within three Business Days after the delivery referenced in Section 2.17(b), the Insurer will produce and deliver to the Company and the Plan a written statement setting forth any objection to any amount in the Final Asset Valuation and the Insurer and the Plan will discuss such objection in good faith for ten Business Days and will amend the Final Asset Valuation to reflect any changes agreed to by the Plan and the Insurer. If any amounts are not agreed to as of such time, the amounts proposed by the Plan in the Final Asset Valuation delivered pursuant to Section 2.17(b) will be used for purposes of the Interim Post-Closing Insurer Payment or Interim Post-Closing Plan Payment, as applicable, and the Final Asset Valuation may then be challenged and finally resolved in connection with the determination of the Final Annuity Premium pursuant to Section 2.09.
2.18    Corridor Breach. In connection with the calculation of any of the Dry-Run Annuity Premium, Closing Annuity Premium, Interim Post-Closing Annuity Premium or Final Annuity Premium, the Insurer will notify the Company simultaneously with the delivery of such premium calculation if there has been a Corridor Breach (any such notice, a “Corridor Breach Notice”). Disputes with respect to whether or not there has been a Corridor Breach shall be subject to Section 2.09, and any Corridor Breach Notice shall constitute an Insurer Provided Component.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

III.     COMPANY’S REPRESENTATIONS AND WARRANTIES
The Company hereby represents and warrants to the Insurer, Insurer Parent and the Independent Fiduciary as of the Execution Date and the Closing Date, except as set forth in the Company Disclosure Letter, that:
3.01    Due Organization, Good Standing and Corporate Power. The Company is a corporation, validly existing and in good standing under the Laws of the State of Delaware and the Plan Trust is a trust, validly formed under the laws of the State of Illinois. The Company has all requisite power and authority to enter into and carry out its obligations under this Agreement and to consummate the transactions contemplated to be undertaken by the Company herein. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its sponsorship of the Plan makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing, or so qualified or licensed is not material.
3.02    Authorization of Agreement; Enforceability. The Company has received all appropriate corporate approvals and no other action on the part of the Company or its Affiliates is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by the Company under this Agreement. This Agreement is duly executed and delivered by the Company, and is a valid and binding obligation of the Company and enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium and similar Law affecting the enforcement of creditors’ rights generally and by general equitable principles (the “Enforceability Exceptions”).
3.03    Consents And Approvals; No Violations. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated to be undertaken by the Company pursuant to this Agreement do not (a) violate or conflict with any provision of its certificate or articles of incorporation, bylaws, code of regulations, or the comparable governing documents of the Company, (b) violate or conflict with any Law or Order of any Governmental Authority applicable to the Company, (c) require any Governmental Approval other than the expiration of the PBGC Review Period or (d) require any Consent of, or other action by, any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any Contract to which the Company is a party, the absence or occurrence of any of the foregoing would have a material adverse impact on the Company’s ability to consummate the Transactions.
3.04    Compliance with ERISA. As of the Execution Date, the Company has not engaged in any Non-Exempt Prohibited Transaction that would result in a material adverse impact on the Company’s ability to consummate the Transactions. The

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

consummation of the Transactions will not subject the Company or any of its Affiliates to any Liability to the Pension Benefit Guaranty Corporation (other than the Liability for premiums). The Plan is maintained under and is subject to ERISA and operated in compliance therewith in all material respects. The Plan Trust is maintained under and is subject to ERISA and, to the Company’s Knowledge, is in compliance therewith in all material respects. The Plan’s most recent favorable IRS determination letter is dated February 23, 2011 and, to the Company’s Knowledge, no event has occurred since such date that is reasonably likely to result in the Plan losing its Tax Qualified status. The Plan Trustee has been duly appointed as the trustee of the Plan Trust. The Independent Fiduciary has been duly appointed as a fiduciary of the Plan with respect to the purchase of one or more group annuity contracts as set forth in the IF Engagement Letter, and has the sole authority and responsibility to (a) select one or more insurers to provides annuities in accordance with ERISA, including U.S. Department of Labor Interpretive Bulletin 95-1, (b) represent the interests of the Plan and its participants and beneficiaries in connection with the negotiation of a commitment agreement and the terms of any agreements with the Insurer, including the Group Annuity Contract and the Annuity Certificates, (c) direct the Plan Trustee on behalf of the Plan to transfer the Transferred Assets and the Cash Payment in connection with the consummation of the Transaction and to execute the Group Annuity Contract and any amendment thereto, and (d) take all other actions on behalf of the Plan necessary to effectuate the foregoing, including to perform the covenants and agreements and make the representations and warranties set forth in this Agreement and the IF Engagement Letter, to the extent to be performed or made by the Independent Fiduciary. All Plan amendments necessary to effect the Transactions and the transactions contemplated by the Ancillary Agreements, to the extent that they require authorization by the Company have been duly authorized and made by the Company or will be by the Closing Date.
3.05    No Brokers’ Fee. The Company has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transactions for which any other Party, or its respective Affiliates or Representatives, could be liable.
3.06    No Discretionary Authority or Fiduciary Status. The Company has no discretionary asset management authority or responsibility regarding management of the Plan Assets. The Company is not a fiduciary of either the Plan nor the New Plan.
3.07    Accuracy of Information. As of the Execution Date, to the Company’s Knowledge, the data provided by the Company to the Insurer in the documents identified on Schedule 3.07 did not contain any misstatements or omissions that were, in the aggregate, material.
3.08    Delivery of Plan Governing Documents. True, correct and complete copies of the Plan Governing Documents set forth on Schedule 3.08 have been delivered to the Independent Fiduciary by the Company on or prior to the Execution Date.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

3.09    Settlement Accounting. As of the Execution Date, to the Company’s Knowledge there are no circumstances existing or that would reasonably be expected to occur that would be likely to cause the Company to conclude that the Company may not account for the Transactions as a settlement under ASC 715.
3.10    Litigation by Plan Beneficiaries and Plan Participants. As of the Execution Date, there is no Action pending or, to the Company’s Knowledge, threatened in writing, by or on behalf of any Plan Beneficiary or Plan Participant relating to the Plan or any benefit payable or alleged to be payable pursuant to the Plan.
3.11    Investment of Plan Assets. Without expanding or limiting the Company’s representation in Section 3.06, (a) there are no commingled investment vehicles that hold Plan Assets, the units of which are or will be Plan Assets involved in the Transaction and the transactions contemplated by the Ancillary Agreements and (b) no Plan Assets that are or will be involved in the Transaction and the transactions contemplated by the Ancillary Agreements are or will be managed pursuant to investment management agreements with any investment manager listed on Schedule 5.12.
3.12    No Other Representations or Warranties; Reliance. Except for the representations and warranties of the Company expressly set forth in this Article III, neither the Company nor any of its Affiliates, nor any other Person makes any express or implied representation or warranty on behalf of the Company or any of its Affiliates with respect to the Company, its Affiliates, the Plan, the New Plan, the Transferred Assets or the Transactions or the Standard Termination. The Company acknowledges and agrees that the Insurer, Insurer Parent and the Independent Fiduciary have relied on the representations and warranties set forth in this Article III.
IV.     INDEPENDENT FIDUCIARY’S REPRESENTATIONS AND WARRANTIES
The Independent Fiduciary hereby represents and warrants to the Company, Insurer Parent and the Insurer as of the Execution Date and the Closing Date, that:
4.01    Due Organization, Good Standing and Corporate Power.
(d)    The Independent Fiduciary is a trust company validly existing and in good standing under the Laws of the State of Massachusetts. The Independent Fiduciary has all requisite power and authority to enter into and carry out its obligations under this Agreement and to consummate the transactions contemplated to be undertaken by the Independent Fiduciary herein. The Independent Fiduciary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its representation of the Plan makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed is not material.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(e)    The Independent Fiduciary meets the requirements of, and in the Transactions is acting as, an investment manager under ERISA Section 3(38) and a QPAM under PTCE 84-14 with respect to the Transactions and the Group Annuity Contract. The Independent Fiduciary is experienced in independent fiduciary work, and together with its reliance on its consultant Oliver Wyman, Inc. and its counsel, K&L Gates, LLP, the Independent Fiduciary is knowledgeable concerning the large scale group annuity marketplace and reasonably believes that it has the requisite expertise to select the Insurer issuing the Group Annuity Contract and perform its obligations under this Agreement and the IF Engagement Letter. The Independent Fiduciary was designated a fiduciary of the Plan by the Annuity Committee with respect to the purchase of one or more group annuity contracts in the IF Engagement Letter (a true and correct copy of which has been provided to the Insurer, with the fees to be paid to the Independent Fiduciary redacted therefrom), and the Independent Fiduciary reaffirms its fiduciary status as set forth in such letter. The Independent Fiduciary has provided and will continue to provide the services described in Exhibit A of such letter prudently and for the exclusive benefit and in the sole interest of the Plan and its participants and beneficiaries. The Independent Fiduciary has the authority and responsibility to (a) determine whether the Transactions and the Group Annuity Contract satisfy ERISA and applicable guidance, including Interpretive Bulletin 95-1, (b) direct the Plan Trustee on behalf of the Plan in connection with the transfer of the Transferred Assets and the Cash Payment in connection with the consummation of the Transaction, (c) direct the Plan Trustee on behalf of the Plan in connection with the execution of the Group Annuity Contract and the amendment thereto contemplated by this Agreement, and (c) perform the covenants and agreements and make the representations and warranties set forth in this Agreement and the IF Engagement Letter, to the extent to be performed or made by the Independent Fiduciary.
4.02    Authorization of Agreement; Enforceability. The Independent Fiduciary has received all appropriate corporate approvals and no other action on the part of the Independent Fiduciary is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by the Independent Fiduciary under this Agreement. This Agreement is duly executed and delivered by the Independent Fiduciary, and is a valid and binding obligation of the Independent Fiduciary and enforceable against the Independent Fiduciary, in accordance with its terms, subject to the Enforceability Exceptions; provided, however, that, except as set forth in Section 10.02, this Agreement will not be enforceable against the Independent Fiduciary if this Agreement is terminated pursuant to Section 10.01(c) or the Closing conditions set forth in Section 8.01 have not been satisfied. Notwithstanding any other provision in this Agreement or the Ancillary Agreements (to the extent a party thereto), the Confidentiality Agreements applicable to the Independent Fiduciary will remain enforceable against the Independent Fiduciary if this Agreement is terminated pursuant to Section 10.01(c) or the Closing conditions set forth in Section 8.01 have not been satisfied.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

4.03    Consents And Approvals; No Violations. The execution, delivery and performance of this Agreement by the Independent Fiduciary and the consummation by the Independent Fiduciary of the transactions contemplated to be undertaken by the Independent Fiduciary pursuant to this Agreement do not (a) violate or conflict with the certificate or articles of incorporation, bylaws, code of regulations or the comparable governing documents of the Independent Fiduciary, (b) violate or conflict with any Law or Order of any Governmental Authority applicable to Independent Fiduciary, (c) require any additional Governmental Approval, (d) require any Consent of or other action by any Person, or (e) result in a Non-Exempt Prohibited Transaction.
4.04    ERISA Related Determinations.
(d)    The Independent Fiduciary is fully qualified to serve as an independent fiduciary in connection with the Transaction and it is independent of the Company. The annual revenues of the Independent Fiduciary Controlled Group from the Company Controlled Group in 2013 were less than one percent of the Independent Fiduciary Controlled Group’s total annual revenues in that year and the annual revenues of the Independent Fiduciary Controlled Group projected to be received from the Company Controlled Group in 2014 are less than one percent of the Independent Fiduciary Controlled Group’s total projected annual revenues for 2014. Commercially reasonable ethical walls have been erected between the personnel working on the Transaction and the personnel working on other matters involving the Company Controlled Group.
(e)    The Independent Fiduciary has selected the Insurer to issue the Group Annuity Contract as set forth in this Agreement and such selection, the Transaction, the transactions contemplated by the Ancillary Agreements, and the Group Annuity Contract satisfy the requirements of ERISA and applicable guidance, including Interpretive Bulletin 95-1. The Independent Fiduciary has delivered a certification confirming the foregoing, executed by a duly authorized officer of the Independent Fiduciary, to the Annuity Committee.
(f)    The Transaction and the transactions contemplated by the Ancillary Agreements, (i) meet the requirements to qualify for the exemption provided in Part I of PTCE 84-14 and (ii) do not result in a Non-Exempt Prohibited Transaction.
(g)    If an Independent Fiduciary MAC has not occurred between the Execution Date and the Closing Date and is not continuing as of the Closing Date, the selection of the Insurer to provide the Group Annuity Contract will continue to satisfy the requirements of ERISA and applicable guidance, including Interpretive Bulletin 95-1, as of the Closing Date.
4.05    No Brokers’ Fee. The Independent Fiduciary has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transaction for which any other Party, or its respective Affiliates or Representatives, could be liable.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

4.06    No Other Representations or Warranties; Reliance. Except for the representations and warranties of the Independent Fiduciary expressly set forth in this Article IV, neither the Independent Fiduciary nor any of its Affiliates, nor any other Person makes any express or implied representation or warranty on behalf of the Independent Fiduciary or any of its Affiliates with respect to the Independent Fiduciary, its Affiliates, the Plan, the New Plan, the Transferred Assets, the Transaction, or the Standard Termination. The Independent Fiduciary acknowledges and agrees that Insurer Parent, the Insurer and the Company have relied on the representations set forth in this Article IV.
V.     INSURER AND INSURER PARENT REPRESENTATIONS AND WARRANTIES
Each of the Insurer and Insurer Parent hereby represents and warrants to the Company and the Independent Fiduciary as of the Execution Date and the Closing Date, that:
5.01    Due Organization, Good Standing and Corporate Power. Insurer Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of New Jersey. The Insurer is a life insurance company duly organized, validly existing and in good standing under the Laws of the State of New Jersey. Each of Insurer Parent and the Insurer have all requisite power and authority to enter into and carry out their respective obligations under this Agreement and to consummate the transactions contemplated to be undertaken by Insurer Parent or the Insurer, as applicable herein. The Insurer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations set forth in the Group Annuity Contract makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed is not material.
5.02    Authorization of Agreement; Enforceability. Each of Insurer Parent and the Insurer have received all appropriate corporate approvals and no other action on the part of Insurer Parent, the Insurer or their respective Affiliates is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by Insurer Parent or the Insurer under this Agreement. This Agreement is, other than the Group Annuity Contract, which is addressed by Section 5.04, duly executed and delivered by the Insurer, and is a valid and binding obligation of the Insurer and enforceable against the Insurer in accordance with its terms, subject to the Enforceability Exceptions. This Agreement has been duly executed and delivered by Insurer Parent and is a valid and binding obligation of Insurer Parent and enforceable against Insurer Parent, in accordance with its terms, subject to the Enforceability Exceptions.
5.03    Consents And Approvals; No Violations. Except for the approvals of the Annuity Certificates from the state insurance Governmental Authorities in the states set forth on Schedule 5.03, the execution and delivery of this Agreement by Insurer Parent and the Insurer and the consummation by Insurer Parent and the Insurer of the

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

transactions contemplated to be undertaken by Insurer Parent and the Insurer do not (a) violate or conflict with any provision of their respective certificates or articles of incorporation, bylaws, code of regulations or the comparable governing documents, (b) violate or conflict with any Law or Order of any Governmental Authority applicable to Insurer Parent or the Insurer, (c) require any Governmental Approval or (d) require any consent of or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any Contract to which the Insurer is a party, to the extent the absence or occurrence of any of the foregoing would have a material adverse impact on the Insurer’s ability to consummate the Transaction. The form of the Group Annuity Contract has been approved for issuance by the Illinois Department of Insurance. The Plan of Operations has been approved by the New Jersey Department of Banking and Insurance. No further filing or approval is required to issue the Annuity Certificates in accordance with the Group Annuity Contract, other than (i) any filing made or approval received as of the date hereof and (ii) filings with and approvals of state insurance Governmental Authorities in the states set forth on Schedule 5.03.
5.04    Enforceability of Group Annuity Contract. The Group Annuity Contract, when executed, will be duly executed and delivered by the Insurer and will be a valid and binding, irrevocable obligation of the Insurer and enforceable against the Insurer by the Contract-Holder, and each Covered Life and Contingent Life, in accordance with its terms, subject to the Enforceability Exceptions. After the Contract-Holder ceases to exist, or notifies the Insurer that it will cease to perform its obligations under the Group Annuity Contract, the Group Annuity Contract will be a valid and binding, irrevocable obligation of the Insurer and enforceable against the Insurer by each Covered Life and Contingent Annuity, in accordance with its terms, subject to the Enforceability Exceptions. At all times, the right to a benefit under the Group Annuity Contract, in accordance with its terms, will be enforceable by the sole choice of the Covered Life or Contingent Life to whom the benefit is owed by the Group Annuity Contract, subject to the Enforceability Exceptions.
5.05    Compliance with Laws. The business of Insurer Parent and the Insurer has been and is being conducted in material compliance with applicable Laws, and none of the licenses, permits or Governmental Approvals required for the continued conduct of the business of Insurer Parent and the Insurer as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by Insurer Parent, the Insurer or their Affiliates hereunder, except as, in either case, would not reasonably be expected to be, individually or in the aggregate, materially adverse to the ability of Insurer Parent and the Insurer to perform their obligations under this Agreement.
5.06    Litigation. As of the date hereof, there is no Action pending or, to the Knowledge of the Insurer, threatened in writing, against Insurer Parent or the Insurer

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the Transaction or that could reasonably be expected to materially impair or restrict Insurer Parent’s or the Insurer’s ability to perform their respective obligations hereunder, or to consummate the Transaction.
5.07    No Brokers’ Fee. Neither Insurer Parent nor the Insurer has any Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transaction for which any other Party, or their respective Affiliates or Representatives, could be liable.
5.08    Accuracy of Data Provided. To the Insurer’s Knowledge, (a) all material information provided to the Company or the Independent Fiduciary (other than Company Provided Components, including the Base File, Closing Data File, and any Insurer deliveries based on that information) in connection with the Transaction, was, as of the date indicated on such information, true and correct in all material respects and (b) no change has occurred since the date indicated on such information that the Insurer or Insurer Parent has not publicly disclosed or disclosed to the recipient of such information that would cause such information, taken as a whole, to be materially false or misleading.
5.09    No Post-Closing Liability. Following the Closing, none of the Company, the Plan, the Company’s other Affiliates, the Independent Fiduciary, nor any of their respective directors, officers, trustees or fiduciaries will have any Liability to pay any Annuity Payment.
5.10    Sufficient Resources and Market Sophistication. The Insurer is a sophisticated investor with experience in the purchase of public securities and privately traded debt and equity securities of the type to be included in the Transferred Assets. The Insurer has had access to such information as it deems necessary in order to make its decision to acquire the Transferred Assets from the Plan. Without limiting any rights or remedies of the Insurer set forth in this Agreement, the Insurer and Insurer Parent acknowledge that, (a) the Company or Plan currently may have information with respect to the Transferred Assets that is not known to the Insurer or Insurer Parent and that may be material to a decision to acquire the Transferred Assets and (b) the Insurer and Insurer Parent have determined to acquire the Transferred Assets and the investment risk associated with the Transferred Assets notwithstanding their lack of knowledge of such information. The Insurer and Insurer Parent acknowledge and agree that none of the Company, the Plan, or the Independent Fiduciary has given any investment advice or rendered any opinion to the Insurer as to whether the acquisition of the Transferred Assets is prudent. For the avoidance of doubt, nothing in this Section 5.10 will affect the truth or accuracy of the Company’s or Independent Fiduciary’s representations and warranties expressly set forth herein.
5.11    Relationship to the Plan. The Insurer is not (a) a trustee of the Plan (other than a non-discretionary trustee who does not render investment advice with respect to any assets of the Plan), (b) a plan administrator (within the meaning of

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Section 3(16)(A) of ERISA) or (c) an employer any of whose employees are covered by the Plan.
5.12    Compliance with ERISA. A true and complete list of the Insurer’s Affiliates that are investment managers within the meaning of Section 3(38) of ERISA and that manage assets subject to ERISA is set forth on Schedule 5.12. Assuming the accuracy of the Company’s representation in Section 3.11 and the Independent Fiduciary’s representations in the first sentence of Section 4.01(b) and clause (i) of Section 4.04(c), the execution and delivery of this Agreement by Insurer Parent and the Insurer and the consummation by Insurer Parent and Insurer of the transactions contemplated to be undertaken by Insurer Parent and the Insurer do not result in a Non-Exempt Prohibited Transaction by reason or application of PTCE 84-24 or otherwise.
5.13    RBC Ratio. As of the Execution Date, [ *** ] was above [ *** ]. As of the Execution Date, to the Insurer’s Knowledge there are no circumstances existing or projected that would be expected to cause [ *** ] to fall below [ *** ].
5.14    No Other Representations or Warranties; Reliance. Except for the representations and warranties of Insurer and Insurer Parent expressly set forth in this Article V, none of Insurer Parent, the Insurer, any of their respective Affiliates or any other Person makes any express or implied representation or warranty on behalf of Insurer Parent or the Insurer or any of their respective Affiliates with respect to Insurer Parent, the Insurer, their respective Affiliates, or the Transaction. Insurer Parent and the Insurer acknowledge and agree that the Company and the Independent Fiduciary have relied on the representations and warranties set forth in this Article V.

VI.     PRE-CLOSING COVENANTS
6.01    Efforts to Close; Regulatory Clearances; Third-Party Consents.
(d)    In addition to the actions specifically provided for elsewhere in this Agreement and in any Ancillary Agreement, each of the Parties will cooperate with each other and use (and, except with respect to the Independent Fiduciary, will cause their respective Affiliates to use) their respective Commercially Reasonable Efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part to consummate the Closing on [ *** ] or as soon as practicable thereafter. Without limiting the generality of the foregoing, the Company, the Insurer and Insurer Parent will use their respective Commercially Reasonable Efforts to obtain and to cause others to obtain, as soon as practicable, all required Governmental Approvals at the Closing or as otherwise contemplated by this Agreement, that may be or become necessary for the performance of their respective obligations under this Agreement and the Ancillary Agreements and the consummation of the Transaction, including approval of the Annuity Certificates from all state agencies from which approval is required (including the filing of such Annuity Certificates within ten Business Days of Closing), and will cooperate fully with each other in promptly seeking to obtain

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

such Governmental Approvals and Consents. Without limiting the foregoing and subject to applicable legal limitations and the written instructions of any Governmental Authority, from the Execution Date until the Closing Date, each of the Parties agrees to (i) reasonably cooperate and consult with one another, (ii) furnish to the other Parties such necessary information and assistance as such other Party may reasonably request in connection with its preparation of any notifications or filings, (iii) keep each other apprised of the status of material matters relating to the completion of the transactions contemplated thereby, including apprising the other Parties of the substance of material notices or communications received by such Party from any third party or any Governmental Authority with respect to such transactions, within five Business Days of receipt thereof and (iv) to the extent reasonably practicable, permit the other Parties to review and incorporate the other Party’s reasonable comments in any material communication to be given by it to any Governmental Authority with respect to the Transaction.
(e)    Without limiting the generality of Section 6.01(a) where the cooperation of third parties that are not Governmental Authorities, such as a trustee, record keeper or paying agent, would be necessary in order for a Party to completely fulfill its obligations under this Agreement or any Ancillary Agreement, such Party will use its Commercially Reasonable Efforts to cause such third parties to provide such cooperation.
6.02    Public Announcements.
(h)    From the Execution Date through the Closing, the Company, the Independent Fiduciary, the Insurer and the Insurer Parent will not, and each will cause, their respective Affiliates not to, publish any press releases, or publish any other public statements (including to securities analysts), without the prior approval of the other Parties, such approval not to be unreasonably withheld, conditioned or delayed, except as such Party determines in good faith may be required by Law or in connection with obligations pursuant to any listing agreement with any national securities exchange. Notwithstanding the foregoing, subject to Section 6.02(c), each of the Company and the Insurer may make any public disclosure required by applicable Law or securities listing standards, in which case each of the Company and the Insurer will provide to the other Party (and to the Independent Fiduciary, to the extent such announcement references the Independent Fiduciary, or the role, duties or conclusions of the Independent Fiduciary) for review prior to the issuance thereof and will consider any comments made by such other Party (or the Independent Fiduciary, as applicable) in good faith.
(i)    Subject to Section 6.02(c), the Company and the Insurer each may make such public written or oral statements related to the Transaction, as it deems necessary or appropriate, in its sole discretion; provided, however, that each such Party will seek to give the other Party (and the Independent Fiduciary, to the extent the statement references the Independent Fiduciary or the role, duties or conclusions of the Independent Fiduciary) a reasonable opportunity to comment upon such statements in

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

advance to the extent practicable. Subject to Section 6.02(c), the Independent Fiduciary may make such written or oral statements as it deems necessary or appropriate to respond to press inquiries.
(j)    Insurer Parent and the Insurer acknowledge that the Company will publicly disclose any information that it reasonably believes is required by applicable securities Law to be so disclosed and that the Company contemplates filing a Current Report on Form 8-K in connection with Item 1.01 thereof in connection with the execution of this Agreement. In respect of such Form 8-K filing and any other disclosure relating to this Agreement that the Company concludes is required by such securities Laws, (i) the Company and Insurer Parent will cooperate to make an application by the Company with the SEC for confidential treatment of information relating to the pricing of the Group Annuity Contract and such other information as the Company and Insurer Parent may mutually conclude is competitively sensitive from the perspective of the Company or Insurer Parent or otherwise merits confidential treatment and (ii) the Company will include Insurer Parent in any material correspondence (written or oral) with the SEC regarding such application for confidential treatment. The Company and Insurer Parent will otherwise reasonably cooperate in connection with such application, including by the Company proposing to redact confidential portions of documents as to which the SEC staff seeks disclosure.
6.03    Notification of Certain Matters.
(g)    From the Execution Date until the Closing Date, each Party will give written notice to the other Parties within five Business Days of (a) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the Transaction or that otherwise relates to obtaining such Consent, (b) any Action commenced or threatened in writing against, relating to or involving or otherwise affecting it or any of its Affiliates that relate to the consummation of the Transaction, (c) any material communications with any Covered Life or Contingent Life that relate to the Transaction, and (d) the occurrence of any change or event that would reasonably be expected to cause, individually or in the aggregate, any condition to Closing set forth in Article VIII not to be satisfied (it being understood, however, that no delay or failure to provide any such notice will be deemed to be a waiver of such condition).
(h)    [ *** ]
(i)    The Insurer will notify the other Parties as promptly as reasonably practicable (and in any event within 72 hours) if the Projected RBC Ratio has dropped below [ *** ].
(j)    The Company will cooperate in good faith and make appropriate personnel available with respect to any reasonable inquiries of the Insurer regarding the calculation of Current Funded Status.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

6.04    Administrative Transition Process. The Insurer will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to coordinate the transfer to the Insurer on or before the Insurer Payment Commencement Date of all administration responsibilities necessary to effectively provide the recordkeeping and administration services regarding Annuity Payments commencing on the Insurer Payment Commencement Date. In furtherance thereof, the Company will provide to the Insurer the items set forth on Schedule 6.04, in accordance with the timing set forth thereon, and will reasonably cooperate with such reasonable requests as the Insurer may make of the Company in connection with such administrative transition process.
6.05    Non-Solicitation. Unless terminated pursuant to Article X, from and after the Execution Date and prior to the Closing, the Company will not and will cause its respective Representatives not to (a) solicit, initiate or knowingly facilitate any Alternative Transaction Proposal or the making or consummation thereof, (b) enter into any agreement, letter of intent, agreement in principle or other similar instrument with respect to any Alternative Transaction Proposal, (c) continue or otherwise participate in any discussions (except, in response to an inquiry by any Person, to notify such Person of the existence of the provisions of this Section 6.05) or negotiations regarding, or furnish to any Person any information in connection with, any Alternative Transaction Proposal or (d) enter into or amend any agreement or other arrangement to engage any Person (including the Independent Fiduciary) to solicit any Alternative Transaction Proposal.
6.06    Information Provided To The Independent Fiduciary. Between the Execution Date and the Closing, the Insurer and Insurer Parent will provide to the Independent Fiduciary any information that (a) is consistent with the type and amount of information provided during the Independent Fiduciary’s pre-signing due diligence process, (b) is otherwise prepared in the ordinary course of business of the Insurer (including any information that is prepared for the purpose of providing information to Credit Rating Agencies) and (c) relates to the Insurer or Insurer Parent, in each case as may be reasonably requested by the Independent Fiduciary.
6.07    [ *** ]. From and after the date hereof to the earlier of the termination of this Agreement and the Closing Date, the Insurer will not, without the prior written consent of the Company (not to be unreasonably withheld or delayed), (x) execute a commitment providing for the consummation prior to the Closing Date of any of the following or (y) consummate prior to the Closing Date any of the following that were not subject to a prior commitment:
(a)    [ *** ]; or
(b)    [ *** ];
provided, however, that this Section 6.07 will not preclude the Insurer from taking any of the foregoing actions unless, after giving pro forma effect to the actions contemplated

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

by any such commitment and any capital contributions made or irrevocably committed to be made to the Insurer in connection with such commitment or in the case of any of the foregoing actions not subject to a prior commitment, the amount of the Insurer’s most recent calculation of its Projected RBC Ratio would have been less than [ *** ]. For the avoidance of doubt, the Insurer’s compliance with this Section 6.07 will in no way limit the Independent Fiduciary’s discretion in any respect, as to whether an Independent Fiduciary MAC has occurred.
6.08    No Insurer Communications. From the date of this Agreement until the Closing, other than as provided for herein, without the Company’s prior written consent, (a) the Insurer will cause the employees of its retirement services business unit not to initiate any contact or communication with any Plan Participant or Plan Beneficiary in connection with the Transaction, (b) the Insurer and Insurer Parent will not, and will cause all of their respective Affiliates not to provide any of their respective insurance agents, wholesalers or retailers with any contact information of any Plan Participants or Plan Beneficiaries, and (c) the Insurer and Insurer Parent will not, and will cause all of their respective Affiliates not to provide any of the respective other Representatives with any contact information of any Plan Participants or Plan Beneficiaries, except for those Representatives of the Insurer, Insurer Parent of any of their respective Affiliates who need to know such information for purposes of this Transaction and agree to comply with the requirements of this Section 6.08 and Section 11.13. In the event that any Plan Participant or Plan Beneficiary contacts the Insurer, Insurer Parent or any of their respective Affiliates, the Insurer may respond to such Plan Participant or Plan Beneficiary in accordance with any communications plan mutually agreed to by the Insurer and the Company.
VII.     OTHER COVENANTS
7.01    Company Actions. Except as otherwise expressly contemplated by this Agreement, (a) the Company will use its Commercially Reasonable Efforts to, on or about [ *** ], file a Form 500 with the PBGC, and (b) following the Closing Date, the Company will use its Commercially Reasonable Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on its part to effectuate the Transaction.
7.02    Insurer Actions. Following the Closing Date, the Insurer will:
(k)    use its best efforts to obtain approval from all necessary state insurance Governmental Authorities for the Annuity Certificates to the extent not obtained prior to Closing;
(l)    mail an Annuity Certificate to each Covered Life within 30 days following the final determination of the Final Annuity Premium (including following any dispute resolution pursuant to Section 2.09(b) but only as to Annuity Certificates that are impacted by such dispute); provided, however, that if such Annuity Certificate has not been approved by the relevant state insurance Governmental Authorities or has not

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

become “available” (in a manner consistent with the use of such term in 29 C.F.R. § 4041.28(d)(1)), then the Insurer will mail such Annuity Certificate to the relevant Covered Life as promptly as reasonably practicable and in any case within 30 days following the date on which such Annuity Certificate has been approved by the relevant state insurance Governmental Authorities and so becomes “available;”
(m)    make or cause to be made all Annuity Payments to each Covered Life and Contingent Life, as required under the Group Annuity Contract, from and after the Insurer Payment Commencement Date;
(n)    include a notice, provided by the Company and reasonably acceptable to the Insurer, regarding Annuity Certificates in the Insurer’s “welcome” mailing to the Covered Lives and Contingent Lives, or other subsequent mailings made by the Insurer to the Covered Lives and Contingent Lives in a manner that meets the requirements of 29 C.F.R. § 4041.28(d)(2); and
(o)    use its Commercially Reasonable Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on its part to effectuate the Transaction.
7.03    Communications Center. The Insurer will maintain, at its cost and expense, a toll-free phone number or a website (the “Communications Center”) which will be available from and after the Closing for Covered Lives and Contingent Lives to call with questions related to their benefits under the Group Annuity Contract and the Annuity Certificates, it being understood that the Communications Center need not be solely dedicated to Covered Lives and Contingent Lives. For a period of five years following the Closing, (a) the Company will maintain, at its cost and expense, one or more points of contact to which the Insurer may refer Covered Lives or Contingent Lives that pose questions relating to Plan benefits to the Communication Center, and (b) with respect to any questions by a Covered Life or Contingent Life related to such individual’s applicable employee benefits history in connection with the Plan, the Insurer will reasonably cooperate with the Company in connection with the Company’s response to such Covered Life or Contingent Life.
7.04    Intentionally Omitted.
7.05    Claims Procedures. From and after the Annuity Commencement Date, the Insurer will maintain written rules and procedures to govern the submission to the Insurer of claims and requests by Covered Lives and Contingent Lives regarding Annuity Payments. Such written rules and procedures will be consistent with the Insurer’s standard rules and procedures (for handling inquiries from annuitants covered by its group annuity contracts), as the same may change from time to time.
7.06    Compliance with Prohibited Transaction Exemptions. From the Execution Date until the Closing Date, the Insurer agrees to keep current the information on Schedule 5.12 by providing the Company on the last Business Day of

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

each month with any updates relating to the formation of any new legal entities or the entry into any agreements with or by investment managers following the Execution Date. If the Insurer discovers the existence of any agreement with the Insurer or any investment manager listed on Schedule 5.12 (as it may be updated from time to time) whereby the Insurer or any of its Affiliates would be a fiduciary expressly authorized in writing to manage, acquire or dispose of the Plan Assets of the Plan on a discretionary basis, the Insurer will, and will cause its Affiliates to, cease providing any discretionary asset management services with respect to any Plan Asset of the Plan before such Plan Asset becomes a Transferred Asset. The preceding sentence will not apply with respect to Plan Assets of the New Plan or prohibit the entry into an agreement whereby an Affiliate of the Insurer would be acting as a non-discretionary trustee.
7.07     Definition of Asset Sweep Test. The Insurer and the Company acknowledge and agree that the bracketed amount in the third to last paragraph of Section 1.7 of the form of the Group Annuity Contract set forth in Schedule 1.01 (e) and the bracketed amount in the fifth paragraph of Article 6 of the Plan of Operations shall be replaced with (A) the Closing Separate Account Sweep Percentage (as calculated by the Insurer in accordance with procedures set forth in Section VIII of the Procedures Manual) multiplied by (B) 100.
7.08    Statutory Reserve Calculation. The Insurer will seek non-disapproval by the New Jersey Department of Banking and Insurance for the use of a statutory reserve mortality basis consistent with the Pricing 2014 Year-End Statutory Reserves as described in Section VIII of the Procedures Manual.
VIII.     CONDITIONS TO OBLIGATION TO CLOSE
8.01    Conditions to the Independent Fiduciary’s Obligations. The Independent Fiduciary’s obligation to, or to direct the Plan Trustee to, consummate the transactions contemplated hereby in connection with the Closing is subject to satisfaction or waiver (provided that the condition in Section 8.01(c) may not be waived) of the following conditions:
(p)    the representations and warranties set forth in Article III and Article V (i) that are qualified by materiality will be true and correct in all respects or (ii) that are not qualified by materiality will be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date (except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of that date in all material respects);
(q)    the Insurer and the Company shall have performed and complied with their respective covenants and agreements hereunder through the Closing in all material respects;

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(r)    the Transaction shall continue to satisfy ERISA and applicable guidance, including Interpretive Bulletin 95-1, because, since the Execution Date, there has not occurred an Independent Fiduciary MAC that continues as of the Closing Date;
(s)    (i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement, (ii) no Material Litigation shall have been filed or commenced and then be pending and (iii) no Governmental Authority shall threaten as of the Closing Date to initiate Material Litigation; and
(t)    each delivery contemplated by Section 2.03(b) and Section 2.03(c) shall have been delivered.
8.02    Conditions to the Company’s Obligations. The Company’s obligations to consummate the transactions contemplated hereby in connection with the Closing are subject to satisfaction or (except in the case of the condition set forth in Section 8.02(e) below which may not be waived) waiver by the Company of the following conditions:
(g)    the representations and warranties set forth in Article IV and Article V (i) that are qualified by materiality will be true and correct in all respects or (ii) that are not qualified by materiality will be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date (except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of that date in all material respects);
(h)    the Insurer and the Independent Fiduciary shall have performed and complied with their respective covenants and agreements hereunder through the Closing in all material respects;
(i)    the PBGC Review Period shall have expired;
(j)    (i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement, (ii) no Material Litigation shall have been filed or commenced and then be pending and (iii) no Governmental Authority shall threaten as of the Closing Date to initiate Material Litigation;
(k)    the Independent Fiduciary shall have confirmed that the Transaction continue to satisfy ERISA and applicable guidance, including Interpretive Bulletin 95-1, because, since the Execution Date, there has not occurred an Independent Fiduciary MAC that continues as of the Closing Date;
(l)    the Company shall have confirmed that it may account for the transactions contemplated by this Agreement and the Ancillary Agreements as a settlement as contemplated under ASC 715;

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(m)    a Transaction MAC has not occurred that continues as of the Closing Date; and
(n)    each delivery contemplated by Section 2.03(a) and Section 2.03(b) shall have been delivered.
8.03    Conditions to the Insurer’s Obligations. The Insurer’s obligation to consummate the transactions contemplated hereby in connection with the Closing are subject to satisfaction or waiver by the Insurer of the following conditions:
(d)    the representations and warranties in Article III and Article IV (i) that are qualified by materiality will be true and correct in all respects or (ii) that are not qualified by materiality will be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date (except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of that date in all material respects);
(e)    the Company and the Independent Fiduciary shall have performed and complied with their respective covenants and agreements hereunder through the Closing in all material respects;
(f)    (i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement, (ii) no Material Litigation shall have been filed or commenced and then be pending, and (iii) no Governmental Authority shall threaten as of the Closing Date to initiate Material Litigation; and
(g)    each delivery contemplated by Section 2.03(a) and Section 2.03(c) shall have been delivered.
8.04    No Frustration of Closing Conditions. None of the Independent Fiduciary, the Company or the Insurer may rely on the failure of any condition to its obligation to consummate the transactions contemplated hereby set forth in Section 8.01, 8.02 or 8.03, as the case may be, to be satisfied if such failure was caused by such Party’s or its Affiliates’ breach of its representations, warranties or covenants hereunder.
IX.     INDEMNIFICATION
9.01    Survival. All of the representations and warranties set forth in this Agreement will survive the Closing until the date that is six months after the Closing Date; provided, however, that the Fundamental Reps will survive until the date that is six years after the Closing Date. Notwithstanding the foregoing, any representation or warranty in respect of which a claim may be sought under this Agreement will survive the time at which it would otherwise terminate pursuant to the preceding sentence if

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

written notice of the inaccuracy or breach thereof giving rise to the claim has been given to the party against whom such claim may be sought prior to such time.
9.02    Indemnification by the Insurer. From and after the Closing, the Insurer will indemnify, defend and hold the Company, the Plan and their respective Affiliates, officers, directors, stockholders, employees, agents and other Representatives (each, a “Company Indemnified Party”) harmless from and against any and all Liabilities (in each case, including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel) to the extent arising out of or relating to the portion of any Action, demand or other claim against the Company Indemnified Party by a third party that is threatened or brought against or that involves a Company Indemnified Party and that arises out of or relates to any failure by the Insurer to make, or causing to be made, any payments required to be made to Covered Lives or Contingent Lives pursuant to the Group Annuity Contract or the Annuity Certificates (collectively, “Company Indemnified Claims”).
9.03    Procedures For Indemnification Claims.
(a)    Any Company Indemnified Party making a claim for indemnification for Company Indemnified Claims under Section 9.02 will notify the Insurer of each Company Indemnified Claim in writing promptly after receiving notice of such, describing the Third Party Claim, the amount thereof (if known and quantifiable) and the basis thereof in reasonable detail; provided, however, that the failure to notify the Insurer will affect the rights of a Company Indemnified Party hereunder only if and to the extent such failure has an actual prejudicial effect on the Insurer with respect to such claim.
(b)    The Insurer will have the right at any time to assume the defense against any Company Indemnified Claim with counsel of its choice reasonably satisfactory to the Company Indemnified Party and control the defense of such Company Indemnified Claim.
(c)    From and after the date that the Insurer has assumed and is conducting the defense of a Company Indemnified Claim in accordance with Section 9.03(b), (i) the Company Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in, but not control, the defense of such Company Indemnified Claim, (ii) the Company Indemnified Party may retain counsel at its sole cost and expense to control the defense of any portion of the Action, demand or other claim against the Company Indemnified Party that is not a Company Indemnified Claim (the “Uncovered Claim”), (iii) the Insurer and the Company Indemnified Party will cooperate fully with each other and any of their respective counsel in connection with the defense, negotiation or settlement of any such Company Indemnified Claim or (if the Company Indemnified Party retains counsel for the Uncovered Claim) the Uncovered Claim, including providing access to any relevant books and records, properties, employees and Representatives; provided, however, that for avoidance of doubt, the foregoing will not require any Person to waive, or take any action which has the effect of

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

waiving, its attorney-client privilege, attorney work-product, or any other applicable privilege with respect thereto, (iv) the Insurer will not consent to the entry of any judgment on or enter into any settlement with respect to such Company Indemnified Claim without the prior written consent of the Company Indemnified Party (which will not be unreasonably withheld, conditioned or delayed) unless the judgment or proposed settlement involves only the payment of money damages by the Insurer and does not impose an injunction or other equitable relief upon the Company Indemnified Party, or adversely impact the Tax Qualified status of the Plan, or admit liability on the part of any Company Indemnified Party, (v) the Company Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to such Company Indemnified Claim without the prior written consent of the Insurer (which will not be unreasonably withheld, conditioned or delayed), and (vi) the Company Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Uncovered Claim without the prior consent of the Insurer.
(d)    If the Insurer has not assumed the defense of a Company Indemnified Claim after notice thereof, (i) the Company Indemnified Party may defend against the Company Indemnified Claim in any manner it reasonably determines to be appropriate, (ii) the Insurer will reimburse the Company Indemnified Party promptly and periodically for the costs of defending against the Company Indemnified Claim (including reasonable attorneys’ fees and expenses allocable to such Company Indemnified Claim) to the extent such costs are Liabilities for which the Company Indemnified Party is entitled to indemnification hereunder and (iii) the Insurer will remain responsible for any costs the Company Indemnified Party may incur resulting from the Company Indemnified Claim to the extent such costs are Liabilities for which the Company Indemnified Party is entitled to indemnification hereunder. If the Company Indemnified Party has not assumed the defense of an Uncovered Claim as contemplated by Section 9.03(c)(ii), the Insurer is not responsible in any way for any Liabilities or Orders resulting from not responding to or defending such Uncovered Claim; provided, however, that the Insurer’s responsibility for Company Indemnified Claims will not be altered in any way.
9.04    Claims and Payment. On each occasion that any Company Indemnified Party will be entitled to indemnification under this Article IX, the Insurer will, at each such time, promptly pay the amount of such indemnification within ten Business Days following receipt of an invoice for out-of- pocket expense, fees or other amounts for which it is liable under this Article IX.
X.     TERMINATION
10.01    Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as provided below:
(h)    by the mutual written consent of the Company and the Insurer;

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(i)    by the Company if the Closing has not occurred by or on [ *** ] (as may be extended by Section 10.03, the “Outside Date”); provided, however, that such right to terminate this Agreement will not be available to the Company if any failure of the Company to perform any of its obligations under this Agreement required to be performed at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date and such action or failure to perform constitutes a breach of this Agreement;
(j)    by the Company if there has been a material misrepresentation or breach of any representation, warranty, covenant or agreement on the part of Insurer or the Independent Fiduciary contained in this Agreement such that any of the conditions set forth in Section 8.02(a) or Section 8.02(b) would not be satisfied, and which has not been cured prior to 20 Business Days following notice of such misrepresentation or breach to the Insurer or the Independent Fiduciary, as applicable;
(k)    by the Company if there has been a Transaction MAC on or following [ *** ];
(l)    by the Insurer if the Closing has not occurred by or on the Outside Date; provided, however, that such right to terminate this Agreement will not be available to the Insurer if any action of the Insurer or the failure of the Insurer to perform any of its obligations under this Agreement required to be performed at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date and such action or failure to perform constitutes a breach of this Agreement; and
(m)    by the Insurer if there has been a material misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Company or the Independent Fiduciary contained in this Agreement such that any of the conditions set forth in Section 8.03(a) or Section 8.03(b) would not be satisfied, and which has not been cured prior to 20 Business Days following notice of such misrepresentation or breach to the Company or the Independent Fiduciary, as applicable.
10.02    Effect of Termination; Survival. If this Agreement is terminated pursuant to Section 10.01, all rights and obligations of the Parties hereunder will terminate upon such termination and will become null and void, except that Section 1.01 (Definitions), Section 3.12 (No Other Representations or Warranties; Reliance), Section 4.06 (No Other Representations or Warranties; Reliance), Section 5.14 (No Other Representations or Warranties; Reliance), Article XI (Miscellaneous) and this Section 10.02 (Effect of Termination; Survival) will survive any such termination and no Party will otherwise have any Liability to any other Party hereunder; provided, however, that nothing in this Section 10.02 will relieve any Party from Liability for any fraud or willful and material breach of this Agreement.
10.03    Extension.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(c)    If the Closing is not reasonably expected to occur on or prior to the Outside Date, the Company may deliver a request to the Insurer on or before 5:00 p.m. eastern daylight time on [ *** ] that the Outside Date be extended (a “Notice of Extension”), in which case the Outside Date will be deemed to be extended to [ *** ].
(d)    If the Company timely delivers a Notice of Extension to the Insurer, the Insurer will use its commercially reasonable efforts to deliver to the Company and the Independent Fiduciary a written, [ *** ] by [ *** ] (a “Re-Pricing Offer”), which will be based on pricing assumptions and methodologies that are the same as the pricing assumptions and methodologies [ *** ], except as may be updated based on [ *** ]. The Company will deliver a written response to the Insurer either accepting or rejecting the Re-Pricing Offer within ten Business Days following the Insurer’s delivery of the Re-Pricing Offer to the Company. If the Company accepts the Re-Pricing Offer, the Parties will (i) set a new Closing Date as soon as reasonably practicable and (ii) cooperate in good faith for a period of ten Business Days to negotiate any amendments to this Agreement, the Ancillary Agreements and the Procedures Manual necessary to implement the terms of the Re-Pricing Offer.
(e)    If the Company rejects the Re-Pricing Offer or the Parties do not agree upon amendments necessary to implement the terms of the Re-Pricing Offer within the time frame set forth in Section 10.03(b), then this Agreement will immediately terminate.
XI.     MISCELLANEOUS
11.01    Expenses. Except as otherwise expressly set forth herein, each Party will bear its own costs and expenses incurred in connection with this Agreement and the Transaction, including all fees of law firms, commercial banks, investment banks, accountants, public relations firms, experts and consultants.
11.02    Entire Agreement. This Agreement and the Ancillary Agreements constitute the entire agreement among the Parties and supersede any prior understandings, agreements or representations (whether written or oral) by, among or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Notwithstanding the foregoing, (a) the IF Engagement Letter will not be superseded by this Agreement or the Ancillary Agreements and (b) nothing in this Agreement will affect the terms or enforceability of the Group Annuity Contract.
11.03    Amendments and Waivers. No amendment of any provision of this Agreement or the Ancillary Agreements will be valid unless the same will be in writing and signed by each Party hereto, except as expressly provided herein. No waiver of any breach of this Agreement will be construed as an implied amendment or agreement to amend or modify any provision of this Agreement. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be valid unless the same will be in writing and signed by the Party making such waiver, nor will such waiver be deemed to extend to any prior or

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation or breach of warranty or covenant. No conditions, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement will be binding unless this Agreement is amended or modified in writing pursuant to the first sentence of this Section 11.03. Except where a specific period for action or inaction is provided herein, no delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof.
11.04    Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties, and any attempt to do so will be null and void ab initio, without any effect whatsoever.
11.05    Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing except as expressly provided herein. Any notice, request, demand, claim or other communication hereunder will be deemed duly given (a) when delivered personally to the recipient, (b) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below, or (c) when transmitted, if sent by facsimile or electronic mail during normal business hours (or, if not during normal business hours, then on the next Business Day), to those indicated below (including the recipient):
If to the Company:
Motorola Solutions, Inc.
1303 East Algonquin Road
Schaumburg, Illinois 60196
Attention: Treasurer
Facsimile: (847) 576-4768
Email: Robert.Okeef@motorolasolutions.com
and
Motorola Solutions, Inc.
1303 East Algonquin Road
Schaumburg, Illinois 60196
Attention: General Counsel
Facsimile: (847) 576-4688
Email: Mark.Hacker@motorolasolutions.com
With a copy (which will not constitute notice to the Company) to:

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Jones Day
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114-1190
Attention: Peter Izanec
Facsimile: (216) 579-0212
Email: peizanec@jonesday.com
and
Jones Day
51 Louisiana Avenue, N.W.
Washington, D.C. 20001-2113
Attention: Evan Miller
Facsimile: (202) 626-1700
Email: emiller@jonesday.com

If to Insurer or Insurer Parent:

Prudential Insurance Company of America
200 Wood Avenue South
Iselin, New Jersey 08830
Attention: Margaret G. McDonald
Facsimile: (860) 534-2757
Email: margaret.mcdonald@prudential.com

Prudential Financial, Inc.
280 Trumbull Street
One Commercial Plaza
Hartford, Connecticut 06103
Attention: Phil Waldeck
Facsimile: (860) 534-2614
Email: Phil.Waldeck@prudential.com

With a copy (which will not constitute notice to Insurer or Insurer Parent) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Nicholas Potter
Alexander Cochran
Facsimile: (212) 909-6836
Email: nfpotter@debevoise.com
arcochra@debevoise.com

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

If to Independent Fiduciary:
State Street Global Advisors
One Lincoln Street
Boston, MA 02111
Attention: Denise Sisk, Managing Director
Facsimile: (617) 946-9434
Email:    denise_sisk@ssga.com
With a copy (which will not constitute notice to Independent Fiduciary) to:
K&L Gates LLP
K&L Gates Center
210 Sixth Avenue
Pittsburgh, PA 15222
Attention: Charles R. Smith
Facsimile: (412) 355-6536
Email:     charles.smith@klgates.com
Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Section 11.05.
11.06    Governing Law. Except to the extent preempted by applicable Federal Law, this Agreement will be governed by, and construed in accordance with, the Laws of the State of New York, without regard to any principles of conflicts of law thereof that would permit or require the application of the Laws of another jurisdiction.
11.07    Submission to Jurisdiction; Service of Process.
(a)    Each of the Parties irrevocably and unconditionally submits to the jurisdiction of any state or federal court, and only federal court if diversity of Parties exists, sitting in New York County, New York in any Dispute arising out of or relating to this Agreement or any Ancillary Agreement and agrees that all claims in respect of such Action may be heard and determined in any such court. Each Party also agrees not to bring any Action arising out of or relating to this Agreement or any Ancillary Agreement in any other court. Each of the Parties irrevocably and unconditionally waives any objection to personal jurisdiction, venue, and any defense of inconvenient forum to the maintenance of, any Action so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

11.05; provided, however, that nothing in this Section 11.07 will affect the right of any Party to serve legal process in any other manner permitted by Law.
(b)    Notwithstanding anything to the contrary set forth herein, the Parties acknowledge and agree that in the course of any Action, if the Insurer elects to, based on the opinion of counsel, produce or otherwise disclose any [ *** ], to the Company, the Independent Fiduciary or their respective Affiliates or Representatives (for the avoidance of doubt, nothing herein will obligate the Insurer or any of its Affiliates or Representatives to make such disclosure), the Company and the Independent Fiduciary will consent to the filing of, and the Parties will use their all reasonable efforts to move for and urge the court to adopt, a protective order implementing terms reasonably satisfactory to the Insurer to limit the disclosure of [ *** ] and ensure the strictly confidential treatment thereof, including requiring such [ *** ] to be submitted under seal and for the return and destruction of such [ *** ] or copies thereof following the conclusion of any such Action; provided, however, that in no case will the Company be required to take any steps that would compromise the ability of the Company to prosecute or defend the Action or otherwise prejudice the Company’s position (including any restrictions on the ability of Company experts to review, access and analyze any materials that the Company determines are relevant to such prosecution or defense); provided, further, that the Company and the Independent Fiduciary agree that it will not be considered unreasonable for the Insurer to seek a protective order that prevents disclosure of such information in such a way that it would be reasonably likely to become available to competitors of the Insurer or other third parties not involved in any such Action.
11.08    Waivers of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
11.09    Specific Performance. The Parties agree that irreparable damage would occur if any of the provisions of this Agreement or the Ancillary Agreements were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party will be entitled to an injunction or injunctions to prevent breaches of this Agreement or any Ancillary Agreement by the breaching Party and to enforce specifically the terms and provisions of this Agreement or any Ancillary Agreement, in addition to any other remedy to which such Party is entitled at law or in equity. Without limiting the generality of the foregoing, the Parties acknowledge and agree that the Insurer will be entitled to enforce specifically the obligations of the Independent Fiduciary set forth in this Agreement to irrevocably direct the Plan Trustee to act. The Parties further agree that (a) by seeking the remedies provided for in this Section 11.09, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement or any Ancillary Agreement (including monetary damages) if the remedies provided for in this Section

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

11.09 are not available or otherwise are not granted, and (b) nothing set forth in this Section 11.09 will require any Party hereto to institute any Action for (or limit any Party’s right to institute any Action for) specific performance under this Section 11.09 prior or as a condition to exercising any termination right under Article X, nor will the commencement of any Action pursuant to this Section 11.09 or anything set forth in this Section 11.09 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article X, or pursue any other remedies under this Agreement that may be available then or thereafter.
11.10    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement; provided, however, that if any of the material provisions of this Agreement are held illegal, invalid or unenforceable, this entire Agreement will be null and void. If any of the provisions of this Agreement are be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions will be limited or eliminated only to the minimum extent necessary so that this Agreement will otherwise remain in full force and effect.
11.11    No Third Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the Parties and the respective successors and permitted assigns of the foregoing.
11.12    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered to the recipients in Section 11.05 by electronic communications by portable document format (.pdf), each of which will be deemed an original.
11.13    Confidentiality.
(a)    It is understood that each Party has received and will receive Confidential Information from the other Parties in connection with the negotiation of this Agreement and the Ancillary Agreements as well as in previous discussions and interactions involving the matters addressed by this Agreement and the Ancillary Agreement. Except as set forth herein (including except as expressly permitted or contemplated by the other provisions of this Agreement), the Parties will not use the Confidential Information of another disclosing Party except in connection with the performance of their respective obligations under this Agreement and will not disclose (and will cause their respective Representatives, Affiliates, and Affiliates’ Representatives not to disclose) any Confidential Information received from another Party, or its Affiliate or Representative, except to such receiving Party’s Representatives, Affiliates, and Affiliates’ Representatives, who have a need to know and have agreed to maintain the confidentiality of Confidential Information in accordance with this Section 11.13. For the avoidance of doubt, this Section 11.13 shall

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

not prohibit the Company or the Plan from providing the Group Annuity Contract or an Annuity Certificate to the PBGC.
(b)    Section 11.13(a) will not apply with respect to Confidential Information that the receiving Party can demonstrate is or was:
(i)    already known to such Party or its Affiliates or Representatives prior to the confidential disclosure by the disclosing Party or any of its affiliate or Representative;
(ii)    independently developed by the receiving Party or its Affiliates or Representatives not in violation or breach of this Agreement or any other confidentiality obligation to the disclosing Party (such as the Confidentiality Agreements or any retention agreement with a firm or professional in connection with this Agreement);
(iii)    already known to the public without breach of confidence by such Party or any of its Affiliates;
(iv)    received by the receiving Party from a third party without restrictions on its use in favor of the disclosing Party, whether by Law or Contract; or
(v)    subject to prior compliance with Section 11.13(c), required to be disclosed pursuant to any applicable Law, stock exchange regulation, regulatory provision, court order, subpoena or other legal process.
(c)    Section 11.13(a) will not apply from and after the Closing to restrict the use or disclosure by the Insurer of any Confidential Information related to Priced Lives, Annuity Payments, or the pricing or underwriting of the Group Annuity Contract, received from another disclosing Party; provided, however, that the Insurer will use such Confidential Information only in compliance with all applicable Laws relating to privacy of personally identifying information. For the avoidance of doubt, this Section 11.13(c) does not apply to Confidential Information regarding the Company or the Plan (other than to the extent required in connection with the Group Annuity Contract).
(d)    Except as otherwise provided in this Agreement, if any Party, its Representatives, its Affiliates or its Affiliates’ Representatives, receives a request, subpoena, demand, or order for disclosure or becomes required by Law or stock exchange rule or regulation to disclose any Confidential Information (a “Compelled Disclosing Party”), such Compelled Disclosing Party will promptly, and in no case more than five Business Days following receipt of such a request, subpoena, demand, or order (so long as it is legally permitted to provide such notification), notify the other Parties to afford them the opportunity to object or seek a protective order or other remedy, including a protective order requiring Confidential Information to be submitted under seal and for the return and destruction of Confidential Information or copies thereof following the conclusion of any Action, prior to the disclosure of any such

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Confidential Information. The Compelled Disclosing Party will, to the extent permitted by Law, cooperate with the other Party’s or Parties’ efforts to obtain such protective order, at such other Party’s or Parties’ cost and expense. In the event that such protective order or other remedy is not sought or obtained, only that portion of Confidential Information which the Compelled Disclosing Party in good faith believes is legally required to be provided may be disclosed and such Compelled Disclosing Party will request that appropriate confidential treatment will be accorded to such Confidential Information.
(e)    The Parties acknowledge and agree that this Section 11.13 will supersede the Confidentiality Agreements. Notwithstanding the foregoing, this Section 11.13(e) will not relieve any party from Liability for breaches of the Confidentiality Agreement that have occurred prior to the date hereof.
11.14    Waiver of Punitive Damages; Amounts Included in Premium Calculations. To the fullest extent permitted by Law, and notwithstanding any other provision of this Agreement, none of the Parties will be liable to any other Party for (a) any punitive or exemplary damages of any nature in respect of matters arising out of this Agreement, whether arising out of breach of contract, negligence, tort, strict liability or any other legal or equitable principle, or (b) a claim for a breach of representation or warranty (i) to the extent the facts underlying such claim actually resulted in an adjustment made pursuant to Article II that caused any of the Closing Annuity Premium, Interim Post-Closing Adjusted Base Annuity Premium, or Final Adjusted Base Annuity Premium to be different in amount from the Base Annuity Premium, or (ii) in the event any such breach claim is made by the Insurer or Insurer Parent, to the extent the Insurer failed to comply with its obligations under Section 2.14(b) or 2.14(c), and had such compliance occurred it would have resulted in an adjustment to the Closing Annuity Premium, Interim Post-Closing Adjusted Base Annuity Premium, or Final Adjusted Base Annuity Premium pursuant to Article II. For the avoidance of doubt, the foregoing sentence will not preclude recovery of amounts claimed in a Company Indemnified Claim to the extent that claims for such amounts are subject to indemnification under this Agreement.
11.15    Intellectual Property. The Insurer is, and the other Parties acknowledge that the Insurer is, the sole owner of all spreadsheets and formulas, including the methodologies reflected on the spreadsheets and manuals (including the Procedures Manual) on the Identified CD-ROM, and that all such materials constitute Insurer’s valuable and proprietary know how. The foregoing remains true even with respect to any such materials or know how incorporated or reproduced in the work product of any arbitrator or staff thereof or any other professional engaged in connection with this Agreement. The Insurer grants the Independent Fiduciary, the Company and, pursuant to the applicable engagement letter, if any, any arbitrator or staff thereof or any other professional engaged in connection with this Agreement, the limited right to use such materials solely in connection with the transactions and proceedings contemplated by this Agreement and the Ancillary Agreements. No party having use thereof shall have

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

any rights in connection therein except as specifically granted by the foregoing sentence.
[Remainder of page intentionally left blank]

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Margaret McDonald Name: Margaret McDonald Title: VP	MOTOROLA SOLUTIONS, INC. By: /s/ Robert O’Keef Name: Robert O’Keef Title: CVP & Treasurer
PRUDENTIAL FINANCIAL, INC. By: /s/ Scott Kaplan Name: Scott Kaplan Title: Second VP	STATE STREET BANK AND TRUST COMPANY, acting solely in its capacity as independent fiduciary of the Plan By:/s/ Denise Sisk Name: Denise Sisk Title: Managing Director

SCHEDULES

Appendix [2.1(b)] - 61
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedules to that certain Definitive Purchase Agreement (the “DPA”), entered into as of September 22, 2014 (the “Execution Date”), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), Motorola Solutions, Inc., a Delaware corporation (the “Company”), acting solely in a non-fiduciary capacity as the sponsor of the Motorola Solutions Pension Plan (the “Plan”) and State Street Bank and Trust Company, a Massachusetts trust company, solely in its capacity as the independent fiduciary of the Plan with certain authority and responsibility to represent the Plan and its Plan Participants and Plan Beneficiaries in regard to the transactions set forth in this Agreement (the “Independent Fiduciary”). The Insurer, Insurer Parent, the Company and the Independent Fiduciary are referred to collectively herein as the “Parties.” Capitalized terms used herein but not defined herein have the meanings set forth in the DPA.

Appendix [2.1(b)] - 62
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(a)
FORM ANNUITY CERTIFICATES
[See attached.]

Schedule 1.01(a) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Annuitant:	[NAME]

Annuitant's Sex and Date of Birth:	[M/F, MM DD, YYYY]

Annuity Certificate Number:	[XXXX]

Contractholder:	[Directed Trustee of Clear Water, Inc. Pension Plan]

Name of Plan:	[Clear Water, Inc. Pension Plan]

Group Annuity Contract Number:	[GA-XXXX]

Form of Annuity:	Immediate Life Annuity

Initial Monthly Payment Amount:	$ XX

Date of First Payment:	January 1, 2015

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract").

Definitions & References:

Capitalized terms in this Certificate which are in italics are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. "You" and "your" means the "Annuitant." "We," "us" and "our" means Prudential. "Payee" means the Annuitant and anyone else with an existing or future right to receive payments under this Annuity. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

Starting on the "Date of First Payment," we will make monthly payments to you in the "Initial Monthly Payment Amount." We will continue to pay this amount to you on the first day of each calendar month thereafter for the remainder of your life. We will make the final payment on the first day of the calendar month in which you die.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee’s Representative.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms postage paid to the current notice address. The current notice address is:

The Prudential Insurance Company of America
P.O. Box 5370
Scranton, PA 18505-5370

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

To contact us by telephone, please call 1-800- 621-1089.

Assignment:

Payments under the Annuity are for the exclusive benefit of the Payee receiving the payment. To the full extent permitted by law and the Contract, Annuity payments are not subject to legal process for the claims of creditors of anyone. Payees may not assign, forfeit or transfer this Annuity. Also, Payees may not use a Representative to do the same.
Back Payments:

If the Date of First Payment is before we make our first payment to you, our first payment to you will include all prior monthly payments owed to you but not previously paid by us. Our first payment to a Payee other than you will also include all prior monthly payments owed but not previously paid by us. This delay may occur while we wait for required information from the Payee, such as a death certificate.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements, Overpayments and Underpayments:

If it is determined that there is an error with respect to your date of birth, date of death or sex, then we will have neither the right to reduce your payment below, nor the obligation to increase the Annuity payment above, that which was calculated using the information concerning date of birth, date of death and sex contained in the Contract.

If it is determined that there is an error not relating to your date of birth, date of death, or sex, then we will increase or decrease the Annuity payment to equal the amount that could have been purchased for you using the portion of the Contract purchase price allocated to your benefit, assuming that such error had not occurred. In addition to changing the amount of Annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, a change may be made to your Form of Annuity or the identity of a contingent annuitant,

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

if any. Annuity payment adjustments may also be made to ensure continued compliance with applicable law.

If we overpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we may recover the overpaid amounts by deducting them from future payments or by other reasonable and lawful means. For Payees receiving funds by direct deposit, we may recover overpayments by reversing a direct deposit or by obtaining a transfer of funds from the account to which the overpayment was deposited. If we underpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we will pay what we owe with the next monthly payment following correction of our records.

Supplemental Information:

We may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). We are not obligated to make any payment that is in any way dependent upon such information, unless and until we receive all information reasonably necessary to fulfill our obligation.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Certificate Errors:

Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations.

Each Payee has the right to enforce all provisions of the Contract, and may, by the Payee’s sole choice, enforce them solely against Prudential, its successors and assigns, and not against any other person, including the Plan, Plan sponsor, Contractholder or any affiliate thereof. You may obtain a copy of the Contract by submitting a request to the address provided in the “Correspondence” section above.

If the Contract and this Certificate conflict, the Contract controls. This is true even in places where this Certificate does not explicitly refer to the Contract.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Annuitant:	[NAME]

Annuitant's Sex and Date of Birth:	[M/F, MM DD, YYYY]

Annuity Certificate Number:	[XXXX]

Contractholder:	[Directed Trustee of the Clear Water, Inc. Pension Plan[

Name of Plan:	[Clear Water, Inc. Pension Plan]

Group Annuity Contract Number:	[GA-XXXX]

Form of Annuity:	Immediate Joint and Survivor Life Annuity

Initial Monthly Payment Amount:	$ XX

Date of First Payment:	January 1, 2015

Contingent Annuitant:

Contingent Annuitant's Sex and Date of Birth:

Dollar Amount Payable to Contingent Annuitant:	$

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract").

Definitions & References:

Capitalized terms in this Certificate which are in italics are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. "You" and "your" means the "Annuitant." "We," "us" and "our" means Prudential. "Payee" means the Annuitant and anyone else with an existing or future right to receive payments under this Annuity. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

Starting on the "Date of First Payment," we will make monthly payments to you in the "Initial Monthly Payment Amount." We will continue to pay this amount to you on the first day of each calendar month thereafter for the remainder of your life. If the Contingent Annuitant dies before you or in the same calendar month you die, we will make the final payment on the first day of the calendar month in which you die.

If the Contingent Annuitant is still alive on the first day of the calendar month immediately following your death, then, starting on that date, we will make monthly payments to the Contingent Annuitant in the “Dollar Amount Payable to Contingent Annuitant.” We will continue paying this same amount to the Contingent Annuitant on the first day of each calendar month thereafter while the Contingent Annuitant is alive. We will make the final payment on the first day of the calendar month in which the Contingent Annuitant dies.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee’s Representative.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Correspondence:

Mail any notices and forms postage paid to the current notice address. The current notice address is:

The Prudential Insurance Company of America
P.O. Box 5370
Scranton, PA 18505-5370
Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

To contact us by telephone, please call 1-800- 621-1089.

Assignment:

Payments under the Annuity are for the exclusive benefit of the Payee receiving the payment. To the full extent permitted by law and the Contract, Annuity payments are not subject to legal process for the claims of creditors of anyone. Payees may not assign, forfeit or transfer this Annuity. Also, Payees may not use a Representative to do the same.

Back Payments:

If the Date of First Payment is before we make our first payment to you, our first payment to you will include all prior monthly payments owed to you but not previously paid by us. Our first payment to a Payee other than you will also include all prior monthly payments owed but not previously paid by us. This delay may occur while we wait for required information from the Payee, such as a death certificate.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements, Overpayments and Underpayments:

If it is determined that there is an error with respect to your date of birth, date of death or sex, then we will have neither the right to reduce your payment below, nor the obligation to increase the Annuity

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

payment above, that which was calculated using the information concerning date of birth, date of death and sex contained in the Contract.

If it is determined that there is an error not relating to your date of birth, date of death, or sex, then we will increase or decrease the Annuity payment to equal the amount that could have been purchased for you using the portion of the Contract purchase price allocated to your benefit, assuming that such error had not occurred. In addition to changing the amount of Annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, a change may be made to your Form of Annuity or the identity of a contingent annuitant, if any. Annuity payment adjustments may also be made to ensure continued compliance with applicable law.

If we overpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we may recover the overpaid amounts by deducting them from future payments or by other reasonable and lawful means. For Payees receiving funds by direct deposit, we may recover overpayments by reversing a direct deposit or by obtaining a transfer of funds from the account to which the overpayment was deposited. If we underpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we will pay what we owe with the next monthly payment following correction of our records.

Supplemental Information:

We may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). We are not obligated to make any payment that is in any way dependent upon such information, unless and until we receive all information reasonably necessary to fulfill our obligation.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Certificate Errors:

Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations.

Each Payee has the right to enforce all provisions of the Contract, and may, by the Payee’s sole choice, enforce them solely against Prudential, its successors and assigns, and not against any other person, including the Plan, Plan sponsor, Contractholder or any affiliate thereof. You may obtain a copy of the Contract by submitting a request to the address provided in the “Correspondence” section above.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

If the Contract and this Certificate conflict, the Contract controls. This is true even in places where this Certificate does not explicitly refer to the Contract.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Annuitant:	[NAME]

Annuitant's Sex and Date of Birth:	[M/F, MM DD, YYYY]

Annuity Certificate Number:	[XXXX]

Contractholder:	[Directed Trustee of the Clear Water, Inc. Pension Plan]

Name of Plan:	[Clear Water, Inc. Pension Plan]

Group Annuity Contract Number:	GA-XXXX

Form of Annuity:	Immediate Joint and Survivor Life Annuity with Refund Death Benefit

Initial Monthly Payment Amount:	$ XX

Date of First Payment:	January 1, 2015

Contingent Annuitant:

Contingent Annuitant's Sex and Date of Birth:

Dollar Amount Payable to Contingent Annuitant:	$

Maximum Death Benefit Amount	$

Beneficiary(ies), including ownership shares if more than one:

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract").

Definitions & References:

Capitalized terms in this Certificate which are in italics are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. "You" and "your" means the "Annuitant." "We," "us" and "our" means Prudential. "Payee" means the Annuitant and anyone else with an existing or future right to receive payments under this Annuity. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

Starting on the "Date of First Payment," we will make monthly payments to you in the "Initial Monthly Payment Amount." We will continue to pay this amount to you on the first day of each calendar month thereafter for the remainder of your life. If the Contingent Annuitant dies before you or in the same calendar month you die, we will make the final payment on the first day of the calendar month in which you die.

If the Contingent Annuitant is still alive on the first day of the calendar month immediately following your death, then, starting on that date, we will make monthly payments to the Contingent Annuitant in the “Dollar Amount Payable to Contingent Annuitant.” We will continue paying this same amount to the Contingent Annuitant on the first day of each calendar month thereafter while the Contingent Annuitant is alive. We will make the final payment on the first day of the calendar month in which the Contingent Annuitant dies.

If you die before we have made total monthly payments at least equal to the "Maximum Death Benefit Amount," then we will make a single payment to your designated Beneficiary(ies). This single payment will be equal to the difference between the Maximum Death Benefit Amount and the total amount of monthly payments we previously made. After that single payment, no further payments will be made.

When you die, if we have no record of a beneficiary designation, then the single payment due under the Contract to your Beneficiary(ies) will be made in the following priority: (i) to your surviving spouse, or if there be none surviving; (ii) to your surviving children, in equal shares, or if there be none surviving; (iii) to your father and mother, in equal shares if both are surviving, or if only one is surviving, to the one surviving, or if neither is surviving; (iv) to your estate.
Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee’s Representative.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms postage paid to the current notice address. The current notice address is:

The Prudential Insurance Company of America
P.O. Box 5370
Scranton, PA 18505-5370

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

To contact us by telephone, please call 1-800- 621-1089.

Beneficiaries:

You may change beneficiaries. Selections and changes of beneficiaries must be made on a form ("Beneficiary Form") we supply or find acceptable. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing beneficiary to consent to a change of beneficiaries.

Beneficiary selection and changes usually take effect when entered upon our records. However, we may choose to honor a selection or change when first received. Unless otherwise indicated on the beneficiary designation or change form, the interest of any beneficiary who dies before you ceases altogether.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Assignment:

Payments under the Annuity are for the exclusive benefit of the Payee receiving the payment. To the full extent permitted by law and the Contract, Annuity payments are not subject to legal process for the claims of creditors of anyone. Payees may not assign, forfeit or transfer this Annuity. Also, Payees may not use a Representative to do the same.

Back Payments:

If the Date of First Payment is before we make our first payment to you, our first payment to you will include all prior monthly payments owed to you but not previously paid by us. Our first payment to a Payee other than you will also include all prior monthly payments owed but not previously paid by us. This delay may occur while we wait for required information from the Payee, such as a death certificate.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements, Overpayments and Underpayments:

If it is determined that there is an error with respect to your date of birth, date of death or sex, then we will have neither the right to reduce your payment below, nor the obligation to increase the Annuity payment above, that which was calculated using the information concerning date of birth, date of death and sex contained in the Contract.

If it is determined that there is an error not relating to your date of birth, date of death, or sex, then we will increase or decrease the Annuity payment to equal the amount that could have been purchased for you using the portion of the Contract purchase price allocated to your benefit, assuming that such error had not occurred. In addition to changing the amount of Annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, a change may be made to your Form of Annuity or the identity of a contingent annuitant, if any. Annuity payment adjustments may also be made to ensure continued compliance with applicable law.

If we overpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we may recover the overpaid amounts by deducting them from future payments or by other reasonable and lawful means. For Payees receiving funds by direct deposit, we may recover overpayments by reversing a direct deposit or by obtaining a transfer of funds from the account to which the overpayment was deposited. If we underpay you or any other Payee due to an error not

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

relating to your date of birth, date of death, or sex, we will pay what we owe with the next monthly payment following correction of our records.

Supplemental Information:

We may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). We are not obligated to make any payment that is in any way dependent upon such information, unless and until we receive all information reasonably necessary to fulfill our obligation.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Certificate Errors:

Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations.

Each Payee has the right to enforce all provisions of the Contract, and may, by the Payee’s sole choice, enforce them solely against Prudential, its successors and assigns, and not against any other person, including the Plan, Plan sponsor, Contractholder or any affiliate thereof. You may obtain a copy of the Contract by submitting a request to the address provided in the “Correspondence” section above.

If the Contract and this Certificate conflict, the Contract controls. This is true even in places where this Certificate does not explicitly refer to the Contract.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Annuitant:	[NAME]

Annuitant's Sex and Date of Birth:	[M/F, MM DD, YYYY]

Annuity Certificate Number:	[XXXX]

Contractholder:	[Directed Trustee of the Clear Water, Inc. Pension Plan]

Name of Plan:	[Clear Water, Inc. Pension Plan]

Group Annuity Contract Number:	[GA-XXXX]

Form of Annuity:	Immediate Life Annuity - Period Certain

Initial Monthly Payment Amount:	$ XX

Date of First Payment:	January 1, 2015

Number of Guaranteed Monthly Payments:

Beneficiary(ies), including ownership shares if more than one:

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract").

Definitions & References:

Capitalized terms in this Certificate which are in italics are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. "You" and "your" means the "Annuitant." "We," "us" and "our" means Prudential. "Payee" means the Annuitant and anyone else with an existing or future right to receive payments under this Annuity “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

Starting on the "Date of First Payment," we will make monthly payments to you in the "Initial Monthly Payment Amount." We will continue to pay this amount to you on the first day of each calendar month thereafter for the remainder of your life.

We will make the final payment on the first day of the calendar month in which you die, if we have made at least the “Number of Guaranteed Monthly Payments” by then. If you die before we have made at least the Number of Guaranteed Monthly Payments, we will continue to make monthly payments in the Initial Monthly Payment Amount to your designated Beneficiary(ies). Your designated Beneficiary(ies) will continue receiving monthly payments until the number of our payments to you and your designated Beneficiary(ies) together equal the Number of Guaranteed Monthly Payments.

If you die after your Beneficiary, and before you have received the number of payments to which you are entitled, Prudential will pay to your estate the “present value” of the remaining monthly payments, as described below.

If you die before your Beneficiary, and the Beneficiary dies before receiving the number of payments to which he/she is entitled, Prudential will pay to the estate of such Beneficiary the “present value” of the Beneficiary’s remaining monthly payments, as described below.

The “present value” of remaining payments, as of any date of determination, means the single sum equivalent to the present value of such payments using the applicable interest rate set forth in the Contract as in effect for the month of October preceding the calendar year in which the lump sum payment is calculated and paid.

If any remaining payments are payable to one or more Beneficiaries, and the monthly amount of the payments is less than $50, then Prudential may change the frequency of payments to quarterly, semi-annually, or annually, so long as the payments are made in advance of the otherwise applicable due date for such payments.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Under the circumstances described in this Certificate and in the Contract, only a Beneficiary(ies) or an estate may receive a single “present value” payment instead of future monthly payments payable under the Annuity.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee’s Representative.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms postage paid to the current notice address. The current notice address is:

The Prudential Insurance Company of America
P.O. Box 5370
Scranton, PA 18505-5370

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

To contact us by telephone, please call 1-800- 621-1089.

Beneficiaries:

You may change beneficiaries as described below. Selections and changes of beneficiaries must be made on a form ("Beneficiary Form") we supply or find acceptable. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing beneficiary to consent to a change of beneficiaries.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Beneficiary selection and changes usually take effect when entered upon our records. However, we may choose to honor a selection or change when first received. Unless otherwise indicated on the beneficiary designation or change form, the interest of any beneficiary who dies before you ceases altogether.

Assignment:

Payments under the Annuity are for the exclusive benefit of the Payee receiving the payment. To the full extent permitted by law and the Contract, Annuity payments are not subject to legal process for the claims of creditors of anyone. Payees may not assign, forfeit or transfer this Annuity. Also, Payees may not use a Representative to do the same.

Back Payments:

If the Date of First Payment is before we make our first payment to you, our first payment to you will include all prior monthly payments owed to you but not previously paid by us. Our first payment to a Payee other than you will also include all prior monthly payments owed but not previously paid by us. This delay may occur while we wait for required information from the Payee, such as a death certificate.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements, Overpayments and Underpayments:

If it is determined that there is an error with respect to your date of birth, date of death or sex, then we will have neither the right to reduce your payment below, nor the obligation to increase the Annuity payment above, that which was calculated using the information concerning date of birth, date of death and sex contained in the Contract.

If it is determined that there is an error not relating to your date of birth, date of death, or sex, then we will increase or decrease the Annuity payment to equal the amount that could have been purchased for you using the portion of the Contract purchase price allocated to your benefit, assuming that such error had not occurred. In addition to changing the amount of Annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, a change may be made to your Form of Annuity or the identity of a contingent annuitant, if any. Annuity payment adjustments may also be made to ensure continued compliance with applicable law.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

If we overpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we may recover the overpaid amounts by deducting them from future payments or by other reasonable and lawful means. For Payees receiving funds by direct deposit, we may recover overpayments by reversing a direct deposit or by obtaining a transfer of funds from the account to which the overpayment was deposited. If we underpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we will pay what we owe with the next monthly payment following correction of our records.

Supplemental Information:

We may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). We are not obligated to make any payment that is in any way dependent upon such information, unless and until we receive all information reasonably necessary to fulfill our obligation.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Certificate Errors:

Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations.

Each Payee has the right to enforce all provisions of the Contract, and may, by the Payee’s sole choice, enforce them solely against Prudential, its successors and assigns, and not against any other person, including the Plan, Plan sponsor, Contractholder or any affiliate thereof. You may obtain a copy of the Contract by submitting a request to the address provided in the “Correspondence” section above.

If the Contract and this Certificate conflict, the Contract controls. This is true even in places where this Certificate does not explicitly refer to the Contract.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Annuitant:	[NAME]

Annuitant's Sex and Date of Birth:	[M/F, MM DD, YYYY]

Annuity Certificate Number:	[XXXX]

Contractholder:	[Directed Trustee of the Clear Water, Inc. Pension Plan]

Name of Plan:	[Clear Water, Inc. Pension Plan]

Group Annuity Contract Number:	[GA-XXXX]

Form of Annuity:	Immediate Period Certain Only Annuity

Initial Monthly Payment Amount:	$ XX

Date of First Payment:	January 1, 2015

Number of Guaranteed Monthly Payments:

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract").

Definitions & References:

Capitalized terms in this Certificate which are in italics are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. "You" and "your" means the "Annuitant." "We," "us" and "our" means Prudential. "Payee" means the Annuitant and anyone else with an existing or future right to receive payments under this Annuity. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

Starting on the "Date of First Payment," we will make monthly payments to you in the "Initial Monthly Payment Amount." We will continue to pay this amount to you on the first day of each calendar month thereafter until we have made the “Number of Guaranteed Monthly Payments.”

If you die before we have made the Number of Guaranteed Monthly Payments, Prudential will pay to your estate the “present value” of the remaining monthly payments, as described below.

The “present value” of remaining payments, as of any date of determination, means the single sum equivalent to the present value of such payments using the applicable interest rate set forth in the Contract as in effect for the month of October preceding the calendar year in which the lump sum payment is calculated and paid.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee’s Representative.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Correspondence:

Mail any notices and forms postage paid to the current notice address. The current notice address is:

The Prudential Insurance Company of America
P.O. Box 5370
Scranton, PA 18505-5370

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

To contact us by telephone, please call 1-800- 621-1089.

Assignment:

Payments under the Annuity are for the exclusive benefit of the Payee receiving the payment. To the full extent permitted by law and the Contract, Annuity payments are not subject to legal process for the claims of creditors of anyone. Payees may not assign, forfeit or transfer this Annuity. Also, Payees may not use a Representative to do the same.

Back Payments:

If the Date of First Payment is before we make our first payment to you, our first payment to you will include all prior monthly payments owed to you but not previously paid by us. Our first payment to a Payee other than you will also include all prior monthly payments owed but not previously paid by us. This delay may occur while we wait for required information from the Payee, such as a death certificate.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Misstatements, Overpayments and Underpayments:

If it is determined that there is an error with respect to your date of birth, date of death or sex, then we will have neither the right to reduce your payment below, nor the obligation to increase the Annuity payment above, that which was calculated using the information concerning date of birth, date of death and sex contained in the Contract.

If it is determined that there is an error not relating to your date of birth, date of death, or sex, then we will increase or decrease the Annuity payment to equal the amount that could have been purchased for you using the portion of the Contract purchase price allocated to your benefit, assuming that such error had not occurred. In addition to changing the amount of Annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, a change may be made to your Form of Annuity or the identity of a contingent annuitant, if any. Annuity payment adjustments may also be made to ensure continued compliance with applicable law.

If we overpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we may recover the overpaid amounts by deducting them from future payments or by other reasonable and lawful means. For Payees receiving funds by direct deposit, we may recover overpayments by reversing a direct deposit or by obtaining a transfer of funds from the account to which the overpayment was deposited. If we underpay you or any other Payee due to an error not relating to your date of birth, date of death, or sex, we will pay what we owe with the next monthly payment following correction of our records.

Supplemental Information:

We may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). We are not obligated to make any payment that is in any way dependent upon such information, unless and until we receive all information reasonably necessary to fulfill our obligation.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Certificate Errors:

Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION
SPECIMEN CERTIFICATE

Each Payee has the right to enforce all provisions of the Contract, and may, by the Payee’s sole choice, enforce them solely against Prudential, its successors and assigns, and not against any other person, including the Plan, Plan sponsor, Contractholder or any affiliate thereof. You may obtain a copy of the Contract by submitting a request to the address provided in the “Correspondence” section above.

If the Contract and this Certificate conflict, the Contract controls. This is true even in places where this Certificate does not explicitly refer to the Contract.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(b)
Date: [     ]

FORM OF ASSET STATEMENT
Fixed Income Assets

CUSIP	ISIN	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL

Schedule 1.01(b) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(c)
ASSET TRANSFER INSTRUMENT
This Schedule 1.01(c) sets forth a form of Bill of Sale pursuant to which the Plan Trustee will transfer the Public Bonds contained on the Closing Asset Statement to the Insurer on the Closing Date.
Form of Bill of Sale
This BILL OF SALE (this “Bill of Sale”), dated as of [●], [2014], with effect from 12:01 a.m. eastern daylight time on [●], [2014], is entered into between The Prudential Insurance Company of America, a life insurance company (the “Insurer”), and The Northern Trust Company (the “Plan Trustee”), not individually, but solely in its capacity as trustee for the Plan and acting solely in its capacity as the directed trustee of the Motorola Solutions Pension Plan Trust (the “Plan Trust”).  Capitalized terms used herein and not herein defined shall derive their meaning from Section 1.01 of the DPA (as defined below).
WHEREAS, the Insurer, Insurer Parent, the Company and the Independent Fiduciary have entered into a Definitive Purchase Agreement, dated as of September [22], 2014 (the “DPA”), pursuant to which the Insurer has agreed to issue to the Company, acting solely in a non-fiduciary capacity as the sponsor of the Plan, the Group Annuity Contract in exchange for payment from the Plan Trustee of the Closing Annuity Premium, which payment will be satisfied in whole or in part by the Plan Trustee’s transfer of the Transferred Assets to the Insurer; and
WHEREAS, the Plan Trustee and the Insurer desire to execute this Bill of Sale to evidence the assignment and transfer of the Public Bonds that comprise a [subset] of the Transferred Assets, from the Plan Trustee to the Insurer.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein and in the DPA and Group Annuity Contract, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Bill of Sale agree as follows:
1.    Sale of Specified Assets. Effective as of 12:01 a.m. eastern daylight time on [●], [2014], the Plan Trustee hereby does assign, transfer and deliver (“Transfer”), on behalf of the Plan Trust, to the Insurer and its successors and permitted assigns all rights, title and interests of the Plan Trust, in and to each of the securities set forth on Schedule 1 hereto (collectively, the “Specified Assets”) in accordance with Section 2.

Schedule 1.01(c) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

2.    Separate Account. The Transfer of the Specified Assets as described in Section 1 shall be effected by the Transfer of the Specified Assets from the Plan Trust to the Guaranteed Separate Account.
3.    Assumption of Liabilities. Effective as of 12:01 a.m. eastern daylight time on [●], [2014], the Insurer shall assume all investment risk relating to the ownership of any Specified Asset.
4.    Additional Actions. The Plan Trustee shall promptly give all notices that are required, under applicable Law and the terms of each Specified Asset, in connection with the sale, assignment and transfer of the Specified Assets. The Plan Trustee and the Insurer shall promptly execute, deliver, record or file any and all releases, affidavits, waivers, notices or other documents that any other party hereto may reasonably request in order to implement the Transfer of the Specified Assets to the Insurer.
5.    Miscellaneous. Sections 11.02, 11.03, 11.04, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 and 11.14 of the DPA are incorporated hereby by reference, mutatis mutandis.
6.    Headings. Section headings used herein are for convenience and reference only, are not part of this Bill of Sale and shall not affect the construction of, or be taken into consideration in interpreting, this Bill of Sale.
[Remainder of Page Intentionally Left Blank]

Schedule 1.01(c) - 2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of the date first written above.
THE NORTHERN TRUST COMPANY
By:_________________________________
Name:
Title:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:_________________________________
Name:
Title:

Schedule 1.01(c) - 3
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1 to the Bill of Sale

Schedule 1.01(c) - 4
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(d)
[ *** ] CALCULATION
For purposes of calculating the Current Funded Status, the [ *** ] of Both Plans will determined as follows:

[ *** ]

Schedule 1.01(d) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(e)
GROUP ANNUITY CONTRACT
[See attached.]

Schedule 1.01(e) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

The Prudential Insurance Company of America
Newark, New Jersey

Contract-Holder: [Directed Trustee of the Clear Water, Inc. Pension Plan]	Plan: [Clear Water, Inc. Pension Plan]
Group Annuity Contract No.: [GA-XXXX]	Jurisdiction: ILLINOIS
Effective Date: [ *** ]	Contribution Amount as of Effective Date: [$XXX,XXX] [Contribution Adjustment Amount as of [ *** ]: $XXX,XXX] [Total Contribution Amount as of [ *** ]: $XXX,XXX]
Pages Attached: [1-17, Cash and Transferred Assets Exhibit, Cash and Transferred Assets Exhibit Supplement, and Annuity Exhibits]
[Directed Trustee of Clear Water, Inc. Pension Plan]	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA 200 Wood Avenue South Iselin, New Jersey 08830 1-800-621-1089
By: __________________________________ [Title: ] Date:	__________________________________ Chairman and Chief Executive Officer __________________________________ Secretary Attest: ____________________________ Date:
Name of the Insurance Producer: The Prudential Insurance Company of America
Single-Premium Non-Participating Group Annuity Contract [ *** ], as provided herein, and providing for an irrevocable commitment to make Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets allocated to the Separate Account or the General Account.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

PROVISION I	DEFINITIONS, SEPARATE ACCOUNT OPERATION AND TERMINATION OF CONTRACT 1

1.1	Definitions 1

1.2	[ *** ] 4

1.3	Agreement to Make Annuity Payments; Associated Withdrawals from the Separate Account 5

1.4	The Separate Account that Supports this Contract 5

1.5	Investments Held in Separate Account 5

1.6	Insulation of Separate Account Assets 6

1.7	Expenses; Establishing Reserves; Withdrawal of Assets from the Separate Account 6

1.8	Process for Making Annuity Payments 7

1.9	Persons Entitled to Enforce this Contract 7

1.10	Termination of Contract 8

1.11	Small Account Conversion 8

PROVISION II	PAYMENT TERMS AND CONDITIONS FOR FORMS OF ANNUITIES 9

2.1	Covered Lives, Contingent Lives, and Beneficiaries 9

2.2	Annuity Forms 9

2.3	No Assignment by Covered Lives and Contingent Lives 10

2.4	Proof of Continued Existence for Life Annuities; Escheatment 10

2.5	Misstatements 11

2.6	Concerning Designations 12

2.7	Concerning Qualified Domestic Relations Orders 13

2.8	Payments to Representatives 13

2.9	Certificates 13

PROVISION III	GENERAL TERMS 14

3.1	Communications 14

3.2	Currency; Payments 14

3.3	Reliance on Records; Correction of Errors 14

3.4	Contract-Holder 15

3.5	No Implied Waiver 15

3.6	Changes 15

3.7	Consideration; Entire Contract – Construction 16

3.8	Third Party Beneficiaries 16

3.9	Assignment, Transfer, Reinsurance and Novation 17

CASH AND TRANSFERRED ASSETS EXHIBIT
[CASH AND TRANSFERRED ASSETS EXHIBIT SUPPLEMENT]

ANNUITY EXHIBITS

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Provision IDefinitions, Separate Account Operation and Termination of Contract

1.1	Definitions
In addition to other capitalized terms defined in this Contract, the following capitalized terms shall have the meanings indicated, which definitions shall control in the event a term is also defined in the Annuity Exhibits:
“Aggregate Monthly Payment” means, for each month, the total amount of Annuity Payments payable in respect of all Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) for such month, subject to adjustment as provided in this Contract.
“Amendment Date” means, with respect to an amendment of this Contract, the date specified as such on the Cover Page of this Contract, as amended.
“Annuity Exhibits” means the Annuity Exhibits attached hereto on the Effective Date, as amended and supplemented pursuant hereto.
“Annuity Commencement Date” means the date the Annuity Payments commence in respect of a Covered Life and, if applicable, Contingent Life and Beneficiary, which is specified on the Annuity Exhibits.
“Annuity Forms” means the forms of annuities described in Section 2.2.
“Annuity Payments” means, with respect to each Covered Life and, if applicable, Contingent Life and Beneficiary, the amount, if any, determined in accordance with Provision II of this Contract.
“Asset Sweep Test” has the meaning ascribed in Section 1.7.
“Beneficiary” means a person, other than a Covered Life or a Contingent Life, shown in Prudential’s records as the designated beneficiary associated with such Covered Life or, after the death of a Covered Life, associated with a Contingent Life. A Beneficiary may receive Annuity Payments under this Contract after the death of a Covered Life or Contingent Life if so provided for under the Annuity Form applicable to the Covered Life. A Beneficiary is a third-party beneficiary of this Contract and has the rights set forth herein; provided that upon loss of designation as such (including pursuant to a revocation of designation by the Covered Life), a person will no longer be a Beneficiary under this Contract and will no longer be a third-party beneficiary hereunder. Each reference to the term “Contingent Life” in this Contract (other than in Section 2.9 and the Annuity Exhibits) shall be deemed to include a reference to a Beneficiary that is receiving Annuity Payments.
“Business Day” means any weekday on which the banks in New York City, New York are open for business. If any payment under this Contract is due and payable on a day which is not a Business Day, or if any notice or report is required to be given on a day which is not a Business Day, such payment shall be due and payable or such notice or report shall be given on the next succeeding Business Day.
“Cash and Transferred Assets Exhibit” means the Cash and Transferred Assets Exhibit (substantially in the form attached hereto), setting forth the Contribution Amount, as well

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

as the amount of cash and certain information about non-cash assets constituting the Contribution Amount paid on the Effective Date.
“Cash and Transferred Assets Exhibit Supplement” means, with respect to an Amendment Date, a supplement (substantially in the form attached hereto) to the Cash and Transferred Assets Exhibit, setting forth the Contribution Adjustment Amount paid on such Amendment Date, as well as (i) the amount of cash and certain information about non-cash assets constituting the Contribution Adjustment Amount paid on such Amendment Date; and (ii) any agreed upon correction to the Cash and Transferred Assets Exhibit, including a correction to the Market Value of any non-cash asset that was previously paid as part of the Contribution Amount or any Contribution Adjustment Amount.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.
“Commingled Account” means the Non-Participating Group Annuity Separate Account of Prudential. This commingled separate account may hold assets supporting the payment obligations of Prudential under this Contract following a Small Account Conversion in accordance with Section 1.11. Such separate account also supports Prudential’s payment obligations under other separate account group annuity contracts issued by Prudential.
“Contingent Life” means a person listed on the Annuity Exhibits as entitled to a periodic payment following the death of the Covered Life in accordance with a joint and survivor Annuity Form, but does not include any Beneficiary; provided that each reference to a “Contingent Life” in this Contract (other than in Section 2.9 and the Annuity Exhibits) shall be deemed to include a reference to a Beneficiary that is receiving Annuity Payments. A Contingent Life is a third-party beneficiary of this Contract and has the rights set forth herein.
“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for the Covered Life’s Annuity Form as the “Contingent Life Amount.”
[ *** ]
“Contract-Holder” means the entity named as such on the Cover Page of this Contract, and any successors or permitted assigns.
“Contribution Adjustment Amount” means, with respect to an amendment of this Contract, the amount specified as such on the Cover Page of this Contract, as amended, payable on the applicable Amendment Date specified on the Cover Page.
“Contribution Amount” means the amount specified as such on the Cover Page of this Contract.
“Covered Life” means each person listed on the Annuity Exhibits as entitled to a periodic payment specified in the Annuity Exhibits, but does not include any Contingent Life or any Beneficiary. A Covered Life is a third-party beneficiary of this Contract and has the rights set forth herein.
“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for the Covered Life’s Annuity Form as the “Covered Life Amount.”

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Data Finalization Date” means [ *** ] or such other date as may be determined by mutual written consent of the Contract-Holder and Prudential.
“Data Finalization Amendment Date” means the Amendment Date, if any, on which the Annuity Exhibits or any supplements thereto are attached to this Contract reflecting the data as of the Data Finalization Date and, if applicable, the related Contribution Adjustment Amount is paid.
“Dedicated Account” means the [ *** ] of Prudential. This separate account will only hold assets supporting the payment obligations of Prudential under this Contract. After a Small Account Conversion in accordance with Section 1.11, the assets of this separate account may be transferred to the Commingled Account.
“Effective Date” means the date specified as such on the Cover Page of this Contract.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.
“General Account” means the general account of Prudential.
“Market Value” (a) with respect to cash, means 100% thereof; (b) with respect to any non-cash assets, to the extent such Separate Account Assets are not covered by clause (c) below, means the fair market value of such assets, as such fair market value is determined by Prudential in accordance with its standard procedures for establishing the market value of its assets, and (c) in respect of any portion of the Total Contribution Amount paid by delivery of securities and other non-cash assets (if any) pursuant to Section 1.2, means the fair market value of each such asset in an amount and as of a date shown (i) in the case of the Contribution Amount, as specified in the Cash and Transferred Assets Exhibit and (ii) in the case of any Contribution Adjustment Amount, as specified in the Cash and Transferred Assets Exhibit Supplement dated as of the Amendment Date on which such Contribution Adjustment Amount is payable.
“Plan” means the plan specified on the Cover Page of this Contract.
“Prudential” means The Prudential Insurance Company of America, its successors and permitted assigns.
“Prudential’s Office” means the following office of Prudential, unless Prudential provides a notice specifying another address for certain or all communications:
The Prudential Insurance Company of America
200 Wood Avenue South
Iselin, New Jersey 08830-2706
Attention: Group Annuity Operations
“Qualified Domestic Relations Order” means a qualified domestic relations order that meets the requirements of ERISA as applied to employee benefit plan participants in effect from time to time.
“Refund Death Benefit” has the meaning set forth in Section 2.2(iii).

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

“Representative” means , with respect to a Covered Life or Contingent Life or Beneficiary, an individual or entity demonstrating to the reasonable satisfaction of Prudential that such individual or entity is duly appointed (a) as a guardian of such Covered Life or Contingent Life or Beneficiary, (b) as a holder of a power of attorney from such Covered Life or Contingent Life or Beneficiary, (c) as a trustee of such Covered Life or Contingent Life or Beneficiary or (d) as a testamentary executor of such Covered Life’s or Contingent Life’s or Beneficiary’s estate; provided, that a “Representative” does not include an assignee of the rights of such person hereunder in contravention of Provision II. A Representative of a Covered Life, Contingent Life or Beneficiary will have the rights of such Covered Life, Contingent Life or Beneficiary hereunder.
“Separate Account” means the Dedicated Account unless the Commingled Account is substituted for the Dedicated Account in accordance with Section 1.11, after which the Separate Account means the Commingled Account. This Contract does not participate in the investment or other experience of either the Dedicated Account or the Commingled Account.
“Separate Account Interest Maintenance Reserve” means the interest maintenance reserve in respect of the Separate Account established from time to time pursuant to New Jersey Statutes and Regulations.
“Small Account Conversion” has the meaning ascribed in Section 1.11.
[ *** ]
“Total Contribution Amount” means, as of any date, the Contribution Amount, as increased or decreased by any Contribution Adjustment Amounts specified on an amended Cover Page of this Contract through the most recent Amendment Date.

1.2	[ *** ]
[ *** ]
Upon receipt of the Contribution Amount due on the Effective Date, Prudential agrees to pay the Annuity Payments due under this Contract and further agrees that such obligation shall thereupon be irrevocable, and thereafter Prudential may not rescind, or seek to rescind, this Contract or declare this Contract to be, or seek to have this Contract declared to be, null and void from its inception.
[ *** ]

1.3	Agreement to Make Annuity Payments; Associated Withdrawals from the Separate Account
Subject to receipt of the Contribution Amount, Prudential agrees to pay Annuity Payments due from and after the Annuity Commencement Date.
[ *** ]

1.4	The Separate Account that Supports this Contract

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

During the period starting on the Effective Date and ending on the earlier of (i) the consummation of a Small Account Conversion and (ii) the payment of the last Annuity Payment due under this Contract, the Dedicated Account shall be the “Separate Account” supporting Annuity Payments hereunder. After consummation of a Small Account Conversion, the Commingled Account shall be the “Separate Account” supporting Annuity Payments hereunder.

1.5	Investments Held in Separate Account
Each Separate Account is intended to be invested primarily in investment-grade fixed income securities, but other investments are permitted. Prudential will invest and reinvest the assets of each Separate Account at the time and in the amounts as Prudential determines in its discretion and in accordance with applicable law. Prudential may, with respect to any assets held in each Separate Account, delegate Prudential’s investment management and/or voting rights to other entities, including institutions not affiliated with Prudential.

1.6	Insulation of Separate Account Assets
Prudential owns all the assets in each Separate Account. Pursuant to Section 17B:28-9(c) of the New Jersey Insurance Statutes, (A) none of the assets allocated to the Dedicated Account, to the extent of reserves established in such Dedicated Account in [ *** ] and (B) none of the assets allocated to the Commingled Account, to the extent of reserves established in the Commingled Account [ *** ], will be chargeable with liabilities arising out of any other business of Prudential.

1.7	Expenses; Establishing Reserves; Withdrawal of Assets from the Separate Account
Expenses may be charged against the Separate Account. Such expenses shall represent the direct and indirect costs (inclusive of general and administrative expenses) relating to this Contract and the Separate Account and shall be charged against the Separate Account in accordance with statutory accounting principles. Such expenses must fall within an expense category that would be chargeable to Prudential’s General Account. Further, such expenses must be charged using an expense rate or allocation methodology not greater than the rate charged or different than the relative amount charged to the General Account for similar services or categories of expense. In addition, any such indirect expenses must not be charged more frequently than charged to the General Account, and any such direct expenses shall be charged when due. Expense payables and withdrawals from the Separate Account will include custody fees applicable to the Separate Account, investment management related expenses, taxes due on the Separate Account earnings and general and administrative expenses allocated to the Separate Account. If Prudential’s General Account pays such expenses or contractual obligations, then a payable owed by the Separate Account shall arise, and Prudential’s General Account shall be later reimbursed by charging the Separate Account. None of the deductions, charges, withdrawals, allocations, and/or reimbursements described in this paragraph shall be limited or in any way constrained by the Asset Sweep Test.
[ *** ]

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Periodically, Prudential will compare (A) the statutory carrying value of the assets held in the Separate Account reduced by payables related to expenses and to Contract obligations (and, following a Small Account Conversion, obligations of the other contracts supported by the Commingled Account) due on or prior to the date of determination, to (B) the statutory liability for the contractual annuity benefits with respect to the Contract under the Statutory Reserve Basis Established on the Effective Date of the Contract (and, from and after a Small Account Conversion, the statutory liability for the other contracts supported by the Commingled Account), plus any Separate Account Interest Maintenance Reserve.
If the amount described in clause (B) exceeds the amount described in clause (A), then Prudential will establish and fund reserves in the General Account in support of this Contract equal to the amount by which (B) exceeds (A) on such date of determination; otherwise such reserves will be zero.
[ *** ]
A withdrawal from the Separate Account will be made only on a Business Day, and the assets withdrawn will no longer be allocated to the Separate Account.
For the avoidance of doubt, except as expressly provided in Sections 1.2, 1.3, 1.11 and this Section 1.7, or in connection with any transaction pursuant to clause (ii) of Section 3.6(a) or clause (ii) of Section 3.9, assets held in the Separate Account may not be transferred prior to the termination of this Contract in accordance with Section 1.10.

1.8	Process for Making Annuity Payments
From and after the Annuity Commencement Date, Prudential shall make Annuity Payments owed by Prudential to each Covered Life (and, if applicable, Contingent Lives and Beneficiaries) arising from and after such date directly to such Covered Life (and, if applicable, Contingent Life or Beneficiary), as the case may be.

1.9	Persons Entitled to Enforce this Contract

(a)
Covered Lives and Contingent Lives. After the Effective Date, any Covered Life or Contingent Life shall have the contractual right to enforce any provision of this Contract against Prudential, its successors and assigns, by the sole choice of such Covered Life or Contingent Life in the capacity of an intended third party beneficiary thereof. The rights of a Covered Life or Contingent Life under this clause (a) are not diminished if Contract-Holder ceases to exist and no successor is appointed.

(a)    Notwithstanding the foregoing sentences, any and all third-party beneficiary rights of a Covered Life or Contingent Life under this Contract, including pursuant to this clause (a), refer and are subject to the provisions of this Contract as it may be amended in accordance with Section 3.6. Nothing in this clause (a) shall prevent, or impose any limitations on, any such amendment or modification of this Contract made in accordance with Section 3.6, or give any right to a Covered Life or Contingent Life to consent to, or otherwise participate in, any such amendment (other than with respect to any affected Covered Life or Contingent Life in connection with an amendment pursuant to Section 3.6(a)(ii)). Nothing in this Section 1.9(a) shall prohibit a Covered Life or

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Contingent Life from having the right to challenge a change made after the Data Finalization Amendment Date as not being made in accordance with Section 3.6(b).

(b)
Beneficiaries While Designated As Such.  After the Effective Date, any Beneficiary shall have the contractual right to enforce any provision of this Contract against Prudential, its successors and assigns, by the sole choice of such Beneficiary in the capacity of an intended third party beneficiary thereof.  The rights of a Beneficiary under this clause (b) are not diminished if Contract-Holder ceases to exist and no successor is appointed.  Notwithstanding the foregoing sentences, any and all third-party beneficiary rights of a Beneficiary are subject to the provisions of this Contract in the same manner as described in Section 1.9(a).

(c)
Contract-Holder and the Plan. After the Effective Date, neither Contract-Holder nor the Plan shall have any obligation to any Covered Life, Contingent Life or Beneficiary with respect to the Annuity Payments under this Contract. During the period from the Effective Date until the Data Finalization Amendment Date, Contract-Holder shall have the right to enforce any provision of this Contract against Prudential, its successors and assigns.

(d)	Prudential. Following the Data Finalization Amendment Date, Prudential shall have no right to enforce any provision of this Contract against Contract-Holder.

1.10	Termination of Contract
This Contract will terminate on the date that no further Annuity Payments are due under this Contract.

1.11	Small Account Conversion
If at any time the Market Value of the assets held in the Dedicated Account does not equal at least $[ *** ], Prudential reserves the right to discontinue the Dedicated Account. In the event of such discontinuance, Prudential may transfer the assets held in the Dedicated Account to the Commingled Account (such transfer, a “Small Account Conversion”), subject to the receipt of all necessary consents and approvals, including regulatory approvals relating to the transfer of assets from the Dedicated Account to the Commingled Account.
Provision IIPayment Terms and Conditions for Forms of Annuities

2.1	Covered Lives, Contingent Lives, and Beneficiaries
The amount owed by Prudential under this Contract in respect of each Covered Life (and, if applicable, Contingent Life and Beneficiary) will be determined by Prudential in accordance with the terms of this Provision II.
Each Annuity Payment shall be made no later than the first Business Day of the month in which it is due.
Prudential will apply the terms of this Provision II using the information contained in the Annuity Exhibits with respect to such Covered Life, Contingent Life, and Beneficiary, as

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

such information is updated or corrected pursuant to this Contract. Capitalized terms used but not defined in Section 1.1 have the meanings assigned in this Provision II.

2.2	Annuity Forms

(i)	“Life Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life” Annuity Form.
During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.
Prudential does not owe any payments to anyone under this Annuity Form if the Covered Life has died before the Annuity Commencement Date.

(ii)	“Joint and Survivor Life Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Joint and Survivor” Annuity Form.
During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.
After the Covered Life dies, Prudential may owe additional monthly payments. Prudential will owe additional monthly payments if the Contingent Life (as specified in the Annuity Exhibits) is alive when the Covered Life dies. Prudential will pay the first payment on the first day of the month following the Covered Life’s death. Prudential will pay subsequent monthly payments on the first day of each month. Prudential will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

(iii)
“Joint and Survivor Life Annuity with Refund Death Benefit” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Joint and Survivor Life Annuity with Refund Death Benefit” Annuity Form.

(i)    During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(ii)    After the Covered Life dies, Prudential may owe additional monthly payments. Prudential will owe additional monthly payments if the Contingent Life (as specified in the Annuity Exhibits) is alive when the Covered Life dies. Prudential will pay the first payment on the first day of the month following the Covered Life’s death. Prudential will pay subsequent monthly payments on the first day of each month. Prudential will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.
After both the Covered Life and Contingent Life dies, Prudential may owe a Refund Death Benefit (as defined below) to a Beneficiary. If, after the Annuity Commencement Date, the total amount of monthly payments made to the Covered Life, their Contingent Life and any related alternate payee (arising, as for example, from a qualified domestic relations order) is less than the Covered Life’s Maximum Refund Death Benefit as specified on the Annuity Exhibits, the remaining amount will be paid to the Beneficiary as a “Refund Death Benefit.”

(iv)	“Life and Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life and Period Certain” Annuity Form.
During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.
Prudential will then compare the number of monthly payments Prudential made to the Covered Life after the Annuity Commencement Date to the Guaranteed Number of Payments specified for the Covered Life in the Annuity Exhibits. If the number of monthly payments is less than such guaranteed number, Prudential will pay the Covered Life Amount each month to the Beneficiary. These payments will stop when the total number of payments to the Covered Life, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.
If any remaining Annuity Payments under a Life and Period Certain Annuity become payable to one or more Beneficiaries, and if the monthly amount of the payments payable to any Beneficiary is less than $50, then Prudential may change the frequency of payments to quarterly, semi-annually, or annually, so long as the payments are made in advance of the otherwise applicable due date for such payments.
If neither the Covered Life nor the Beneficiary is living at the time remaining guaranteed payments are payable, the present value of the remaining guaranteed payments payable will be paid to (i) the Covered Life's executors or administrators in case the Covered Life died after the Beneficiary or (ii) the Beneficiary's executors or administrators in case the Beneficiary died after the Covered Life.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

The “present value” of remaining Annuity Payments, as of any date of determination, means the single sum equivalent to the present value of such payments using the applicable interest rate set forth under Section 417(e)(3) of the Code (as such section may be amended or interpreted from time to time) for the month of October preceding the calendar year in which the lump sum payment is made.

(v)	“Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Period Certain” Annuity Form.
Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. The total number of monthly payments will equal the Guaranteed Number of Payments specified for the Covered Life in the Annuity Exhibits. Once such Guaranteed Number of Payments has been paid, no further payments are due.
If the Covered Life dies after the Annuity Commencement Date, Prudential will determine the number of monthly payments Prudential made to the Covered Life after the Annuity Commencement Date. If the number of monthly payments made is less than such Guaranteed Number of Payments, then Prudential will pay the present value of the remaining guaranteed payments payable to the Covered Life's executors or administrators.
The “present value” of remaining Annuity Payments, as of any date of determination, means the single sum equivalent to the present value of such payments using the applicable interest rate set forth under Section 417(e)(3) of the Code (as such section may be amended or interpreted from time to time) for the month of October preceding the calendar year in which the lump sum payment is made.

2.3	No Assignment by Covered Lives and Contingent Lives
Neither a Covered Life or Contingent Life nor such person’s Representative may (a) assign, pledge, transfer or otherwise alienate his or her rights under the Contract or their respective Annuity Form or an annuity certificate, or (b) enter into a transaction in which one or more Annuity Payments are anticipated or accelerated. Any attempt to do so shall be null and void at the outset, without any effect whatsoever. Also, to the maximum extent permitted by law, including but not limited to the relevant provisions of the Code, no Annuity Payment is subject to the claims of creditors. For the avoidance of doubt, compliance with the terms of a Qualified Domestic Relations Orders will not be considered to be an impermissible alienation under the Contract.

2.4	Proof of Continued Existence for Life Annuities; Escheatment
As a condition to making any Annuity Payment arising from an Annuity Form dependent upon the continued existence of a Covered Life or Contingent Life, Prudential may require the receipt of evidence satisfactory to it that the Covered Life and/or the Contingent Life is

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

alive and no such payment is owed under this Contract unless and until Prudential receives such evidence.
If a Covered Life (or Contingent Life) in respect of whom payments under a Period Certain Annuity or Life and Period Certain Annuity are payable at the time of his or her death or a lump sum death benefit is payable at the time of his or her death, dies without validly designating a Beneficiary, or if the Beneficiary is no longer living, Prudential may pay the “present value” (as such term is defined in Section 2.2) thereof in full settlement of its liability for such payments. Such present value may be paid to the estate of the Covered Life (or, Contingent Life, if applicable). After the period of time prescribed by applicable state law, any payments under a Period Certain Annuity or Life and Period Certain Annuity or lump sum benefit that have been withheld under the terms of this Section 2.4 may be considered abandoned or escheatable property. In such case, Prudential will follow the laws applicable to the disposition of any remaining period certain payments or remaining lump sum benefit payable. Any payments made to the state under such circumstances will relieve Prudential of all further obligations under this Contract with respect to such Annuity Payments.

2.5	Misstatements
Between the Effective Date and the Data Finalization Date, with respect to Annuity Payments owed by Prudential, the parties shall endeavor to agree to an equitable adjustment of the Total Contribution Amount caused by misstatements of the age, sex, applicable Annuity Form, benefit amount or any other fact relevant to determining the amount of Annuity Payment owed to a Covered Life, Contingent Life or, if applicable, Beneficiary (as used in this Section, a “data misstatement”).
After the Data Finalization Date, if the Annuity Exhibits (as updated through the Data Finalization Date to reflect data reviews conducted between the Effective Date and the Data Finalization Date) contain a data misstatement with respect to the date of birth, date of death, or sex of any Covered Life or Contingent Life (and of any Beneficiary, if applicable),

(i)
then Prudential will not have the right to reduce any Annuity Payment below the Annuity Payment calculated using the information concerning date of birth, date of death and sex contained in such updated Annuity Exhibits; and

(ii)
then Prudential will not have the obligation to increase any Annuity Payment above the Annuity Payment calculated using the information concerning date of birth, date of death and sex contained in such updated Annuity Exhibits.

After the Data Finalization Date, if the Annuity Exhibits (as updated through the Data Finalization Date to reflect data reviews conducted between the Effective Date and the Data Finalization Date) contain any data misstatement not relating to the date of birth, date of death, or sex of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), then Prudential will adjust the Annuity Payment using the following process:

(a)
Prudential will determine the portion of the Total Contribution Amount allocated to such Covered Life, Contingent Life and/or Beneficiary. The Annuity Payment owed by Prudential in respect of such person(s) will be increased or decreased to equal the amount that could have been purchased for such person(s) using the portion of the Total

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Contribution Amount allocated to such person(s), assuming that such misstatement had not occurred. Also, Prudential will not change the date of the first monthly Annuity Payment.

(iii)
If the corrected Annuity Payment is less than the Annuity Payment calculated using the misstated information, then the Annuity Payment will be decreased to the amount calculated pursuant to subsection (a). Prudential may reduce future Annuity Payments further by amounts previously overpaid by Prudential to such person(s).

(iv)
If the corrected Annuity Payment is more than the Annuity Payment calculated using the misstated information, then the Annuity Payment will be increased to the amount calculated pursuant to subsection (a). Prudential will further pay the amount of the underpayments by Prudential in one of the next two Annuity Payments due with respect to such person(s).

(b)
In addition to changing the amount of Annuity Payments, the adjustments made pursuant to this Section may change other important terms of payment. For example, the Annuity Form for such person may change. The percentage of a Covered Life’s Annuity Payment that is payable to a Contingent Life may change. Whether there is any Contingent Life entitled to receive an Annuity Payment may change. All adjustments made pursuant to this Section will be binding upon any person affected thereby.

2.6	Concerning Designations
A Covered Life may designate a Beneficiary and re-designate a Beneficiary from time to time in such manner specified by Prudential and in accordance with such related Annuity Form. Prudential will furnish an acknowledgment of the acceptance of any such designation or re-designation. Any spousal consent requirements of ERISA as applied to employee benefit plan participants in effect from time to time will apply to such designations. Such designations will not require the consent of any prior Contingent Life or Beneficiary, provided the change complies with the requirements of ERISA as applied to employee benefit plan participants in effect from time to time.
Except as otherwise stated in Section 2.2, if a Covered Life, Contingent Life or spouse, as applicable, has not designated a Beneficiary or Beneficiaries, or if none of the Beneficiaries designated by the Covered Life, Contingent Life or spouse, as applicable, survive the Covered Life, Contingent Life or spouse, as applicable, or if such designation shall be legally ineffective for any reason, then payment of any benefits due under this Contract shall be made in the following priority: (i) to the Covered Life’s or Contingent Life’s surviving spouse, as applicable; or if there be none surviving; (ii) to the Covered Life’s or Contingent Life’s surviving children, as applicable, in equal shares, or if there be none surviving; (iii) to the Covered Life’s or Contingent Life’s father and mother, as applicable, in equal shares if both are surviving, or if only one is surviving, to the one surviving; or if neither is surviving; (iv) to the Covered Life’s or Contingent Life’s estate, as applicable. However, Prudential may, at its option, pay any such amount which would otherwise be payable to an estate as described in the preceding sentence to any one or jointly to any number of the following surviving relatives of the Covered Life or Contingent Life, as applicable, who appear to

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Prudential to be equitably entitled to payment because of expenses incurred in connection with the burial or last illness of the Covered Life or Contingent Life, as applicable: children, parents, brothers or sisters. Any payment described in this paragraph and made by Prudential will, to the extent of such payment, be a valid discharge of its obligation under this Contract.
Such designations and re-designations of Beneficiaries will meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time, and, if applicable, Prudential shall keep its records accordingly. Such designations shall be effective when they are accepted by Prudential and the applicable records are updated.
Prudential, in determining the existence, identity, ages, or any other facts relating to any relatives of any Covered Life (or Contingent Life) or any persons designated as Beneficiaries, either as a class or otherwise, may rely solely on any affidavit or other evidence reasonably deemed satisfactory by it. Any payment made by Prudential in reliance thereon will, to the extent of such payment, be a valid discharge of its obligation under this Contract.

2.7	Concerning Qualified Domestic Relations Orders
If, after the Effective Date, an Annuity Payment is subject to a domestic relations order (as defined in subsection 414(p) of the Code), no adjustments or payments to a Covered Life, Contingent Life, or to an alternate payee pursuant to such order will become payable until (i) Prudential has so received any such domestic relations order, (ii) Prudential has received a copy of the domestic relations order after it has been qualified by the Plan or Prudential has so qualified the domestic relations order and (iii) Prudential has so approved the domestic relations order. Any such Annuity Payment adjustment will take effect when entered upon Prudential’s records. Acceptable qualified domestic relations orders shall meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time and, if Prudential qualifies the order, Prudential shall keep its records accordingly.

2.8	Payments to Representatives
Prudential may withhold Annuity Payments owed to any Covered Life or Contingent Life or Beneficiary if, in the judgment of Prudential, such person is incapable for any reason of personally receiving and giving a valid receipt for such payment. In such case, Prudential may discharge its obligation to any Covered Life or Contingent Life or Beneficiary by making payments to such person’s Representative. Prudential may pay to the Representative of a Covered Life or Contingent Life or Beneficiary amounts otherwise owed to such Covered Life or Contingent Life or Beneficiary if Prudential receives satisfactory evidence of such Representative’s authority. Any amount paid in accordance with this Section 2.8 will completely discharge the liability of Prudential for the amount paid.

2.9	Certificates
Within thirty (30) days following the later of the Data Finalization Amendment Date or receipt of applicable regulatory approvals, Prudential will issue each Covered Life (and, if receiving Annuity Payments on the date annuity certificates are issued, a Contingent Life) an annuity

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

certificate. Each such certificate will set forth in substance the payments to which each Covered Life (and, if applicable, a Contingent Life) is entitled under this Contract. Also, Prudential may issue a substitute annuity certificate to correct errors contained in the previously issued certificate, whereupon the previously issued annuity certificate shall be null and void.
Each annuity certificate shall provide that only the Covered Life (and, if applicable, a Contingent Life) has the right to Annuity Payments under this Contract, and that such right to Annuity Payments is enforceable by the certificate-holder solely against Prudential and against no other person including the Plan, Plan sponsor, the Contract-Holder, or any affiliate thereof. Each certificate shall describe the consequences of any misstatements of age or other relevant fact, including Prudential’s rights and obligations relating to such misstatements.
The rights of Covered Lives and Contingent Lives under this Contract are not conditioned upon the issuance of annuity certificates, and any delay in issuing an annuity certificate to such Covered Life or Contingent Life does not delay the date on which the Covered Life or Contingent Life begins to have third-party beneficiary rights under this Contract.
For the purposes of this Contract and the certificates, (i) the term “Annuitant” as used in any such annuity certificate shall have the same meaning as the term “Covered Life” as defined and used in this Contract, and (ii) the term “Contingent Annuitant” as used in any such annuity certificate shall have the same meaning as the term “Contingent Life” as defined and used in this Contract.
Provision III    General Terms

3.1	Communications
All communications to Prudential regarding this Contract shall be addressed to Prudential’s Office.
Communications to Contract-Holder will be addressed as shown in our records, as updated from time to time on Prudential’s records based on notice provided by the Contract-Holder to Prudential.
All communications to Contract-Holder or Prudential will be in writing.

3.2	Currency; Payments
All moneys, whether payable to or by Prudential, shall be in lawful money of the United States of America. Dollars and cents refer to lawful currency of the United States of America. Payments owed to Prudential or to Contract-Holder shall be made pursuant to agreed procedures and wire instructions.

3.3	Reliance on Records; Correction of Errors
Prudential will be furnished with all information which Prudential may reasonably require for the administration of this Contract. Furthermore, Prudential may at any time request any Covered Life, Contingent Life or Beneficiary to provide any such information not

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

previously supplied. Following the Data Finalization Date, Prudential will not be obligated to make Annuity Payments in any way dependent upon such information unless and until it receives all information reasonably necessary to fulfill its obligation.
Prudential will maintain the records necessary for its administration of this Contract. Such records will be prepared using the information furnished to it pursuant to this Contract and will constitute prima facie evidence as to the truth of the information recorded thereon. However, Prudential reserves the right to correct its records to eliminate erroneous information furnished to it and to reflect information it gathers reasonably believed by it to be reliable. Prudential may assume the accuracy of information furnished to Prudential under this Contract on or before the Data Finalization Date in connection with Covered Lives, Contingent Lives and Beneficiaries. It is understood that Prudential may also rely on the accuracy of information furnished to Prudential by Covered Lives, Contingent Lives and Beneficiaries after the Data Finalization Date. Any payment made by Prudential in reliance on such records or information shall be a valid discharge of its obligation under this Contract.

3.4	Contract-Holder
Prudential will be entitled to rely on any action taken or omitted by or on behalf of Contract-Holder (or persons acting on behalf of the Contract-Holder) on or prior to the Data Finalization Amendment Date pursuant to the terms of this Contract and shall not be required to obtain consents of any other person or organization with an interest in the Plan, except as provided in Section 1.9. Prudential is also entitled to rely on Contract-Holder (or persons acting on behalf of the Contract-Holder) in connection with the administration of this Contract until the Data Finalization Amendment Date. Following the Data Finalization Amendment Date, the Contract-Holder shall have no rights or obligations under this Contract. If Contract-Holder ceases to exist, this Contract nevertheless shall remain irrevocable and in full force and effect in accordance with its terms, and not subject to amendment or modification except as otherwise provided herein, it being acknowledged and understood that the intended third-party beneficiary rights of each Covered Life, Contingent Life and Beneficiary hereunder shall survive until the date on which there ceases to be any further Annuity Payments payable in accordance with the terms of this Contract.

3.5	No Implied Waiver
Except as expressly provided herein, the failure by Prudential, Contract-Holder, any Covered Life or Contingent Life or any Representative to insist in any one or more instances upon strict performance by any other party of any of the terms of this Contract shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

3.6	Changes

(a)
Mutual Agreement. This Contract may be amended by written agreement between Prudential and (i) on or before the Data Finalization Amendment Date, Contract-Holder pursuant to Section 2.5 or the fourth paragraph of Section 1.2; or (ii) at any time, except as provided in Section 2.5 and the fourth paragraph of Section 1.2, an affected Covered Life or Contingent Life; provided that, (x) no amendment under this clause (ii) that

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

changes the time, form, or amount of an Annuity Payment (other than in connection with the settlement of a bona fide dispute) shall be made prior to the fifth anniversary of the Effective Date (and thereafter, prior to any such amendment, other than in connection with the settlement of a bona fide dispute, Prudential will review such amendment with the Illinois Department of Insurance and obtain any required regulatory approvals); and (y) an amendment made under this clause (ii) shall comply with the requirements of sections 401(a)(9), 401(a)(11), and 417 of the Code (or any successor provisions).
In connection with any amendment pursuant to Section 3.6(a)(ii), Prudential may amend each relevant Annuity Exhibit and/or amend, cancel or issue a new or additional annuity certificate, to the extent necessary or appropriate to reflect such amendment.

(b)
Law or Regulation. Prudential may change this Contract as it reasonably deems necessary or appropriate to satisfy the requirements of any law enacted by (or of any regulation promulgated by) any legislative or governmental authority, body or agency.

(c)	Interpretation. Typographical errors, cross reference errors and any other immaterial errors shall be disregarded when interpreting this Contract.

3.7	Consideration; Entire Contract – Construction
This Contract is being entered into in consideration of the payment of the Total Contribution Amount and the other promises and covenants contained herein, the sufficiency of which is hereby acknowledged by Prudential.
This Contract, together with the exhibits attached hereto, constitutes the entire agreement between Contract-Holder and Prudential with respect to the Annuity Payments owed to each Covered Life and Contingent Life and Beneficiary under this Contract and supersedes all prior agreements and understandings, both oral and written, between Contract-Holder and Prudential solely with respect to such Annuity Payments.
For the avoidance of doubt, (a) nothing in this Section 3.7 or elsewhere in this Contract (or any amendment hereof) shall supersede or impair Prudential’s right to receive Contribution Adjustment Amounts or enforce any other rights against any person related to the subject matter of this Contract as provided for in any other written agreement to which Prudential is a party, and (b) Prudential agrees that nothing in this Section 3.7 or elsewhere in this Contract (or any amendment hereof) shall supersede or impair any person’s right of enforcement related to the subject matter of this Contract as provided for in any other written agreement to which Prudential is a party.
In the event of a conflict between this Contract and any voluntary regulatory filing or submission made by Prudential in respect of this Contract or the Separate Account, this Contract shall govern.
This contract will be construed according to the laws of the jurisdiction set forth on the Cover Page without regard to the principles of conflicts of laws thereof except to the extent that those laws have been preempted by the laws of the United States of America.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

3.8	Third Party Beneficiaries
Each Covered Life, Contingent Life and Beneficiary is an intended third-party beneficiary of this Contract, as it may be amended from time to time in accordance with its terms. Except as set forth in this Section 3.8, no rights or remedies are conferred on any person other than Contract-Holder and Prudential, and their respective successors and permitted assigns.

3.9	Assignment, Transfer, Reinsurance and Novation
Prudential shall not assign, transfer, reinsure, or novate this Contract or its obligations hereunder, unless (i) Prudential will be the obligor to Contract-Holder, the Covered Lives and Contingent Lives in respect of its obligations under this Contract, (ii) the written consent of each affected Covered Life or Contingent Life is obtained or (iii) such obligations are fully transferred to another entity by operation of law, and any successor entity to Prudential by operation of law shall be automatically bound by all of Prudential’s obligations under this Contract. Any assignment, transfer, novation or reinsurance by Prudential in violation of this Section 3.9 shall be null and void from the outset.

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Date: [ *** ]

GA-[XXXX]
Clear Water, Inc.
Cash and Transferred Assets Exhibit

Listing and Reconciliation of Assets Transferred and Retained in Respect of Total Contribution Amount and Adjusted Contribution Amounts Owed

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

GA-[XXXX]
Clear Water, Inc.

ANNUITY EXHIBIT
Covered Lives – Retired
Annuity Commencement Date: January 1, 2015
Life Annuity

Covered Life	Social Security Number	Sex	Date of Birth	Covered Life Amount

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

GA-[XXXX]
Clear Water, Inc.

ANNUITY EXHIBIT
Covered Lives – Retired
Annuity Commencement Date: January 1, 2015
Joint and Survivor Life Annuity

Covered Life	Social Security Number	Sex	Date of Birth	Covered Life Amount	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth	Contingent Life Amount

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

GA-XXXX
Clear Water, Inc.

ANNUITY EXHIBIT
Covered Lives – Retired
Annuity Commencement Date: January 1, 2015
Joint and Survivor Life Annuity with Refund Death Benefit

Covered Life	Social Security Number	Sex	Date of Birth	Covered Life Amount	Contingent Life	Contingent Life Social Security Number	Contingent Life Sex	Contingent Life Date of Birth	Contingent Life Amount	Maximum Refund Death Benefit

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

GA-[XXXX]
Clear Water, Inc.
ANNUITY EXHIBIT
Covered Lives – Retired
Annuity Commencement Date: January 1, 2015
Life and Period Certain Annuity

Covered Life	Social Security Number	Sex	Date of Birth	Number of Guaranteed Payments	Covered Life Amount

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

GA-[XXXX]
Clear Water, Inc.
ANNUITY EXHIBIT

Covered Lives – Retired
Annuity Commencement Date: January 1, 2015
Period Certain Annuity

Covered Life	Social Security Number	Sex	Date of Birth	Number of Guaranteed Payments	Covered Life Amount	Payment Frequency

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

GA-[XXXX]
Clear Water, Inc.

ANNUITY EXHIBIT
Covered Lives – Retired - Alternate Payees
Annuity Commencement Date: January 1, 2015

Covered Life	Social Security Number	Sex	Date of Birth	Form of Annuity	Alternate Payee Type	Payment Amount	Associated Social Security Number

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(f)
PRICED LIVES
Reference is made to the Excel spreadsheet titled “Schedule 1.01(f) – Priced Lives.xlsx” that was delivered on behalf of the Insurer to the representatives of the Company in an email at 12:13 p.m. eastern daylight time on September 22, 2014 and that set forth each Plan Participant and Plan Beneficiary, which is hereby incorporated by reference.

Schedule 1.01(f) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 1.01(g)
FORM OF TRANSFERRED ASSETS SCHEDULE
Date: [     ]

CASH AND TRANSFERRED ASSETS EXHIBIT

Contribution Amount	$ XX
Agreed Market Value of Cash and Public Bonds Transferred	$ XX

Cash Assets: $

Fixed Income Assets: $     _, comprised of the following

CUSIP	ISIN	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL

Schedule 1.01(g) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

CASH AND TRANSFERRED ASSETS EXHIBIT SUPPLEMENT

Contribution Amount, determined as of MM DD YYYY:	$X,XXX,XXX,XXX
Underpayment (Overpayment) of Contribution Amount, resulting from change in determined Contribution Amount, between MM DD YYYY and MM DD YYYY (“Contribution Adjustment Amount”):	$(XX,XXX,XXX)
Total Contribution Amount, determined as of MM DD YYYY:	$X,XXX,XXX,XXX
Market Value of Transferred Securities, determined as of MM DD YYYY :	$X,XXX,XXX,XXX
Market Value of Transferred Securities, determined as of MM DD YYYY, as reassessed on MM DD YYYY:	$X,XXX,XXX,XXX
Underpayment (Overpayment) resulting from revised assessment of Market Value between MM DD YYYY and MM DD YYYY:	$X.XX
Payments to Prudential (from Prudential): Contribution Adjustment Amount: To (From) General Account:	$(XX,XXX,XXX) $(XX,XXX,XXX) $(X,XXX,XXX)

Schedule 1.01(g) - 2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.01
CLOSING ASSET TRANSFER SCHEDULE
The Independent Fiduciary will direct the Plan Trustee to transfer to the Insurer the Transferred Assets by:

1.	Instructing the Plan Trustee to execute and deliver the Bill of Sale

2.	Instructing the Plan Trustee to execute and deliver the [ *** ]
in each case on the Closing Date.

Schedule 2.01 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.03(a)-1
FORM OF [ *** ]
[PRUDENTIAL LETTERHEAD]

[_____, [2014]]

[Name]
[Title]
[Bank]
[Street Address]
[City, State, Zip Code]

Re: [ *** ]

Dear [Name],

Pursuant to the Definitive Purchase Agreement executed by The Prudential Insurance Company of America (“PICA”), Prudential Financial Inc., Motorola Solutions, Inc. (“Motorola”) and State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street”), on September [ ], 2014 and the direction letter from State Street to The Northern Trust Company, solely in its capacity as directed trustee for the trust formed under the Motorola Solutions Pension Plan (the “Trust”) and not in its individual capacity (“Northern Trust”), dated [ ], [2014], (i) Northern Trust hereby assigns and PICA hereby assumes the ownership of the segregated trust account [######] (the “Account”), effective immediately, and (ii) PICA hereby ratifies any and all instructions that Northern Trust received from State Street or the Annuity Committee of Motorola on the date of this letter and prior to the issuance of this letter.
Accordingly, please [ *** ] from the Trust to PICA [ *** ] effective immediately and title the account “[____________].”
When you return the confirmation below, your action will confirm that PICA owns the Account with all rights and responsibilities under the Master Custody Agreement, including the right to manage the Account, through its investment manager, Prudential Investment Management, and direct trading activities.

Schedule 2.03(a)-1 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

PICA hereby directs that all cash that comes into the account after [____________], 2014 should be sent to [Bank (ABA#)] for credit to account [########] for further credit [__________].
If you have any questions, please call [name] at [telephone number].
Sincerely,

ACKNOWLEDGED AND AGREED:
THE NORTHERN TRUST COMPANY,
solely in its capacity as directed trustee of the Trust,
and not in its individual capacity

By:
Name:
Title:

CONFIRMATION
Following [ *** ], please confirm that the Account is owned by PICA by countersigning below and delivering by email a signed copy of this letter to [name] at [email address].

Bank Representative

Schedule 2.03(a)-1 - 2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.03(a)-2
FORM OF PLAN TRUSTEE DIRECTION LETTER
[STATE STREET LETTERHEAD]
Re:    Motorola Solutions Pension Plan
Ladies and Gentlemen:
The Northern Trust Company (the “Trustee”) is a directed trustee of the trust (the “Trust”) formed under the Motorola Solutions Pension Plan (the “Plan”) under which certain assets attributable to the Plan are held pursuant to the Motorola Solutions Pension Plan Trust Agreement dated [ *** ], as amended by the First Amendment dated [ *** ], the Second Amendment dated [ *** ], and the Third Amendment dated [ *** ] (the “Trust Agreement”). Capitalized terms used but not defined in this letter have the meaning set forth in the Definitive Purchase Agreement, dated as of September 22, 2014 (as it may be amended from time to time, the “DPA”), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial Inc., a New Jersey corporation, Motorola Solutions, Inc., a Delaware corporation (“Motorola”), acting in a non-fiduciary capacity as the sponsor of the Plan, and State Street Global Advisors, a division of State Street Bank and Trust Company, solely in its capacity as the independent fiduciary of the Plan (the “Independent Fiduciary”).
Pursuant to the Plan, the Annuity Committee of Motorola is the named fiduciary with responsibility to select and monitor an independent fiduciary to represent the Plan in connection with the purchase of a group annuity contract from the Insurer. The Independent Fiduciary has been duly appointed as an investment manager within the meaning of § 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for such purpose.
In furtherance of the foregoing, the Independent Fiduciary hereby directs you, not individually, but as Trustee on behalf of the Trust to (i) execute and deliver the Group Annuity Contract with the Insurer, (ii) irrevocably assign, transfer and deliver to the Insurer the assets set forth on the Closing Asset Statement and pay the Cash Closing Payment (the “Transferred Assets”) in consideration of the Group Annuity Contract, including taking all actions reasonable and necessary to effectuate the assignment, transfer and delivery, (iii) deliver [ *** ] to the Insurer and (iv) execute and deliver the [ *** ].
In connection with this letter, the Independent Fiduciary represents and warrants to the Trustee for the benefit of the Trust that:

Schedule 2.03(a)-2 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(i)    the Independent Fiduciary is an “investment manager” within the meaning of § 3(38) of ERISA and is acting in such capacity in issuing the direction set forth in this letter;
(ii)    the Independent Fiduciary has determined that the execution of the Group Annuity Contract and transferring the assets on the Closing Asset Statement satisfies ERISA and applicable guidance, including Department of Labor Interpretive Bulletin 95-1;
(iii)    the Group Annuity Contract is in proper legal form for execution by The Northern Trust Company, not individually, but as Trustee on behalf of the Trust without review or inquiry on direction of the Independent Fiduciary;
(iv)    the directions set forth in (i) through (v) above do not, and the performance and observance of the contractual terms thereof will not, involve a “prohibited transaction” under § 406 of ERISA that is not exempt under § 408 of ERISA or otherwise contravene any provision of existing law or regulation and will not conflict with or result in the breach of the terms, conditions or provisions of or constitute a default under the Trust Agreement or any indenture, mortgage or other agreement or instrument executed prior to the date of this letter and delivered at the Independent Fiduciary’s direction or that are binding on any assets held in the Trust; and
(v)    the officer signing this letter is duly authorized to execute and deliver this direction on the Independent Fiduciary’s behalf.

Very truly yours,

_______________________
Name:    Denise Sisk
Title:    Managing Director

Schedule 2.03(a)-2 - 2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.05(b)
ASSET VALUATION FORMULAS AND METHODS
Public Bonds
The Plan designee or the Plan Trustee (at the direction of the Independent Fiduciary) will provide to the Insurer the value for each Public Bond, as of any date, in an amount equal to the fair market value as of such date of such Public Bond as indicated (i) by the primary pricing source set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond, (ii) if such primary pricing source is not available or no fair market value is indicated by such primary pricing source for such Public Bond, by the secondary pricing source set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond or (iii) if neither such primary nor secondary pricing source is available or no fair market value is indicated by either such source for such Public Bond, by the tertiary pricing source, if any, set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond. For any pricing source, the mean price of the bid and offer quotations, or if such quotations are not provided by the pricing source, the mean price (as applicable, the “Mean Price”), as [ *** ] shall be used.
Table 1 for Public Bonds

Asset Class	Primary Pricing Source	Secondary Pricing Source	Tertiary Pricing Source
Treasuries	[ *** ]	[ *** ]	[ *** ]
IG Corp	[ *** ]	[ *** ]	[ *** ]
Emerging Market	[ *** ]	[ *** ]	[ *** ]
If with respect to any Public Bond, as of any date, none of the primary pricing source, the secondary pricing source or the tertiary pricing source (if any) set forth in Table 1 above that corresponds to the applicable asset class of such Public Bond are available as of such date or no fair market value is indicated by any such source as of such date, [ *** ] by each of three brokers set forth in Table 2 below that correspond to the applicable asset class of such Public Bond; provided that [ *** ] will provide the value for each [ *** ] by such brokers.

Schedule 2.05(b) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Table 2 for Broker-Quote Public Bonds

Asset Class	Brokers
Treasuries	[ *** ]
IG Corp	[ *** ]
Emerging Market	[ *** ]
If, with respect to any Public Bond as of the Closing Date (i) [ *** ] and (ii) [ *** ], then such Public Bond shall be an [ *** ].
Certain Definitions
[ *** ]

Schedule 2.05(b) - 2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.06
ANNUITY PREMIUM FORM
[ *** ]

Schedule 2.06 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.09(b)
ARBITRATION DISPUTE RESOLUTION

I.	General Procedures for Disputes Other Than Disputes Involving [ *** ]
The procedures for resolving any Arbitration Dispute under Section 2.09 of the DPA, subject to Section II regarding an Arbitration Dispute relating to [ *** ], are set forth in this Schedule 2.09(b), Section I.

1.
To the fullest extent permitted by Section 2.09 of the DPA, either the Company or the Insurer may submit any Arbitration Dispute arising out of, relating to, or in connection with any component of the calculation of the Final Annuity Premium to be settled by arbitration. This arbitration procedure applicable to any such Arbitration Dispute is set forth in the paragraphs below. Nothing in these arbitration procedures will be deemed to expand or alter in any way the Parties’ agreement as to the scope of permitted arbitration under Section 2.09 of the DPA.

2.
The arbitration shall be conducted by one arbitrator, in accordance with Commercial Arbitration Rules and Expedited Procedures for Large, Complex Commercial Disputes of the American Arbitration Association (“AAA”), as such rules and procedures are in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Company and the Insurer. The seat of the arbitration shall be New York City, New York, at a mutually agreed upon location, or in the absence of agreement at the New York City offices of the AAA.

3.
The Company and the Insurer shall jointly engage a mutually agreed upon firm
(such firm, the “Approved Firm”), within 45 days after the Closing, on terms mutually agreed by the Company, the Insurer and the Approved Firm, provided that the engagement letter shall include an undertaking by such Approved Firm to comply with the time limits specified in this Schedule 2.09(b), Section I, and other customary terms. If the Company and the Insurer are unable to engage an Approved Firm within 45 days following the Closing, which agrees to undertake the arbitration within the time limits specified in this Schedule 2.09(b), Section I, then the AAA shall appoint an arbitrator within five Business Days thereafter. Any arbitrator from an Approved Firm or appointed by the AAA shall (i) (A) if resolving an Arbitration Dispute regarding the calculation of the Final Annuity Premium, be an enrolled actuary with at least ten years of experience as a signing actuary for one or more single-employer pension plans or (B) if resolving an Arbitration Dispute regarding the calculation of the value of any asset on the Transferred Assets Schedule, have at least ten years of experience in valuing fixed income assets and (ii) agree in writing to undertake the arbitration within the time

Schedule 2.09(b) - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

limits specified in this Schedule 2.09(b), Section I. The Approved Firm will provide the Company and the Insurer with a list of potential arbitrators who are employed by or principals of such Approved Firm which meet such requirements and the Company and Insurer shall mutually agree on which arbitrator to appoint. In all events an arbitrator shall be appointed within ten days of the issuance of a Dispute Notice (as defined below). The day on which the arbitrator is appointed shall be the “Arbitrator Appointment Date.” The arbitrator shall be permitted to draw upon the resources of the Approved Firm, or his or her firm in the event the AAA selects the arbitrator, in the conduct of the performance of his or her duties as arbitrator, provided that the Approved Firm and each individual engaged in the performance of services relating to the arbitration shall have executed and delivered an agreement in a form to be mutually agreed among the arbitrator, the Company and the Insurer agreeing to treat all information submitted to the arbitrator or developed by the arbitrator in the conduct of his or her duties as confidential.

4.
If the Company or the Insurer delivers a timely notice of an Arbitration Dispute (such notice, a “Dispute Notice” and the party delivering such notice, the “Disputing Party”) in accordance with Section 2.09 of the DPA, the following procedures shall apply:

4.1
The Dispute Notice shall contain the grounds for such Arbitration Dispute in reasonable detail and, in connection with any Arbitration Dispute with respect to a calculation or valuation, the Disputing Party’s position as to what such calculation or valuation should be. The Disputing Party may also include in such Dispute Notice a request for any documents, information or materials, including any data, records, notes, technology or software used in connection with the calculation of the Final Annuity Premium and/or Final Asset Valuation, from any other Party that is in the possession or under the control of such other Party and that are reasonably relevant and not unduly burdensome to request in light of the nature and amount of the Arbitration Dispute (such request, a “Document Request”); provided, however, that the Insurer shall not be obligated under any circumstance to disclose a [ *** ] pursuant to Section I of this Schedule 2.09(b), unless the Arbitration Dispute under Section I of this Schedule 2.09(b) is commenced by the Insurer in accordance with paragraph (iv) of Section II of this Schedule 2.09(b).

4.2	The Document Request contained in any Dispute Notice must be complied with or objected to (in whole or in part) by each Party receiving the Dispute Notice in accordance with the following procedures:

Schedule 2.09(b) - 2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

4.2.1
if the Party receiving the Dispute Notice chooses to comply with the Document Request, in whole or in part, then it shall deliver all responsive documents, information and materials to the Disputing Party, with a copy to the arbitrator, within ten Business Days of the Arbitrator Appointment Date.

4.2.2
if the Party receiving the Dispute Notice chooses to object to the Document Request, in whole or in part, then it shall deliver a written objection (a “Notice of Objection”, which must specify in reasonable detail the basis for the objection) to the arbitrator and to the Disputing Party within five Business Days after the Arbitrator Appointment Date.

4.2.3
in the event the Disputing Party receives a Notice of Objection as described in the preceding paragraph, the Disputing Party may within two (2) Business Days deliver a response (an “Objection Response”, which must specify in reasonable detail the basis for opposing the Notice of Objection) to the arbitrator and the other Party.

4.2.4
in the event the arbitrator receives a Notice of Objection as described in Section 4.2.2 above, the arbitrator shall make a final and binding ruling on the objection no sooner than three (3) Business Days but within five (5) Business Days after receipt of such Notice of Objection, and the Party that submitted the Notice of Objection must comply with such ruling within three (3) Business Days after receipt thereof.

4.3	Within five Business Days following the Arbitrator Appointment Date, the Party that receives a Dispute Notice containing a Document Request (the “Responding Party”) may issue a Document Request.

4.4
The Responding Party’s Document Request described in the preceding paragraph must be complied with or objected to (in whole or in part) by each Party receiving such request in accordance with the following procedures:

4.4.1
if the Party receiving such Document Request chooses to comply with the Document Request, in whole or in part, then it shall deliver all responsive documents, information and materials to the Responding Party, with a copy to the arbitrator, within ten Business Days following receipt of such Document Request.

Schedule 2.09(b) - 3
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

4.4.2
if the Party receiving the Document Request chooses to object to the Document Request, in whole or in part, then it shall deliver a Notice of Objection, which must specify in reasonable detail the basis for the objection, to the arbitrator and to the Responding Party within five Business Days after receipt of the Document Request.

4.4.3
in the event the Party issuing the Document Request receives a Notice of Objection as described in the preceding paragraph, the Party receiving such Notice of Objection may within two Business Days deliver an Objection Response to the arbitrator and the other Party.

4.4.4
in the event the arbitrator receives a Notice of Objection as described in Section 4.4.2 above, the arbitrator shall make a final and binding ruling on the objection no sooner than three Business Days but within five Business Days after receipt of such Notice of Objection, and the Party that submitted the Notice of Objection must comply with such ruling within three Business Days after receipt thereof.

4.5
Within ten Business Days of the delivery of all information as specified in the Dispute Notice and any responsive Document Request (after giving effect to the resolution of any objections thereto), the Insurer and the Company shall submit to the arbitrator briefs, witness statements, and all such other information and supporting materials that they intend for the arbitrator to review in connection with the Arbitration Dispute.

4.6
Unless the Company and the Insurer waive, in writing, a hearing within five Business Days of delivering such information to the arbitrator, the arbitrator shall hear evidence in connection with the Arbitration Dispute within ten Business Days or as soon as reasonably practicable of such delivery. The hearing shall be no longer than two Business Days. Each of the Company and the Insurer may present or cross examine witnesses and shall have a right to present no more than one expert witness each; witness lists shall be exchanged at least three Business Days prior to the hearing.

4.7
Within ten Business Days following the hearing, the arbitrator shall deliver to the Company and the Insurer a draft arbitration award setting forth in reasonable detail the findings of the arbitrator and the basis for the award. Upon receipt of such draft award, each of the Company and the Insurer may, within the three Business Day period following such receipt,

Schedule 2.09(b) - 4
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

submit to the arbitrator a proposed revised award and such additional supporting information and materials as it determines to be appropriate to support such revised award.

4.8
Within five Business Days following the expiration of the three Business Day period described in the preceding paragraph, the arbitrator shall issue the final arbitration award and specify in reasonable detail any changes between such final arbitration award and the draft arbitration award delivered by the arbitrator pursuant to Section 4.7 above. Such award shall meet the conditions of Section 7 below, if applicable.

5.
Any resolution by the Company and the Insurer during the course of good faith negotiation with respect to any Arbitration Dispute will be set forth in writing and will be final, binding and conclusive upon the Company and the Insurer. Any Arbitration Disputes concerning the propriety of the commencement of the arbitration and the jurisdiction of the arbitrator shall be finally settled by arbitration pursuant to this Schedule 2.09(b), Section I.

6.
Each of the Company and the Insurer has the right to apply to any court of competent jurisdiction for interim relief necessary to preserve such Party’s rights until the arbitrator is appointed. After appointment of the arbitrator, the arbitrator shall have exclusive jurisdiction to consider applications for interim relief.

7.
With respect to an Arbitration Dispute regarding the Insurer’s calculation of the Final Annuity Premium, the arbitrator shall resolve such Arbitration Dispute within the range of difference between either (i) the Final Annuity Premium as calculated by the Insurer or (ii) the Final Annuity Premium as calculated by the Company in connection with the delivery of the applicable Dispute Notice. With respect to an Arbitration Dispute regarding the Company’s calculation of the value of any asset on the Transferred Assets Schedule, the arbitrator shall resolve such Arbitration Dispute within the range of difference between either (i) the Company’s calculation of the value of such asset or (ii) the Insurer’s calculation of the value of such asset in connection with the delivery of the applicable Dispute Notice. The arbitrator will have no authority to award any other damages other than as provided for herein.

8.
Any arbitration award shall be final and binding on the Company and the Insurer. The Company and the Insurer undertake to carry out any award without delay and waive their respective rights to any form of recourse based on grounds other than personal conflict of interest of the arbitrator that was undisclosed at the time of the arbitrator’s appointment. Judgment upon the award may be entered by any

Schedule 2.09(b) - 5
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

court having jurisdiction thereof or having jurisdiction over the Company or the Insurer, as applicable, or their respective assets.

9.
The arbitrator shall use his or her best efforts to take the actions required in the time periods stated herein, provided that if he or she does not do so the arbitrator shall not become functus officio.

10.
The Company and the Insurer shall share the fees and disbursements of the arbitrator equally (i.e., on a 50%/50% basis). The Company and the Insurer shall each bear their own costs and expenses incurred in connection with prosecuting and/or defending any Arbitration Dispute, including all fees of law firms, commercial banks, investment banks, accountants, public relations firms, experts and consultants.

11.
All Confidential Information exchanged between the Parties in connection with any Arbitration Dispute, and the proceedings relating to any Arbitration Dispute, shall be subject to the provisions of and Section 11.13 (Confidentiality) of the DPA, to the extent provided therein.

12.
The Parties agree that the foregoing procedures and deadlines are intended to ensure that in all events the final award of any arbitrator with respect to Arbitration Disputes under Section 2.09 of the DPA shall be issued not later than 300 days following the Closing Date; provided, however, the Parties will use their reasonable best efforts to expedite the process to complete the resolution of all Arbitration Disputes in the shortest amount of time possible.

II.	Procedures for Disputes Regarding [ *** ]
The procedures for resolving any Arbitration Dispute relating to [ *** ] are set forth in this Schedule 2.09(b), Section II. In connection with the Company’s review of the Final Annuity Premium under Section 2.09 of the DPA, the Company may, in its reasonable discretion and at its sole expense, require that Deloitte Touche Tohmatsu, Ernst & Young, PricewaterhouseCoopers or KPMG, at the election of the Company, or such other firm of independent certified public accountants mutually selected by the Company and Insurer (such selected party, the “Independent Third Party”) verify and certify [ *** ] as follows:

(i)
As of the Execution Date, the Insurer has delivered the spreadsheet listing each of the Priced Lives on Schedule 1.01(f) by personal identifier and [ *** ], which sums to the Base Annuity Premium (the “Original File”) to its counsel. Within two Business Days after the initiation of any Arbitration Dispute relating to [ *** ], the Insurer will provide the Original File to the Independent Third Party.

Schedule 2.09(b) - 6
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

(ii)
In the event the Company requires that [ *** ] be verified and certified under this Schedule 2.09(b), Section II, the Company will notify the Insurer and the Independent Third Party of such requirement in connection with any dispute under Section 2.9 of the DPA, and the Insurer will promptly, and in no event later than two Business Days thereafter, (A) provide the Independent Third Party with access to the Original File and (B) provide the Independent Third Party with a second data file with a [ *** ] (the “Correction File”). The Correction File will include [ *** ]. In addition, the Company will provide such Independent Third Party [ *** ]. The Independent Third Party will then (1) validate [ *** ], (2) in the case of [ *** ] the Independent Third Party will certify [ *** ] and (3) will certify that the [ *** ]. The Company and Insurer will cooperate with the Independent Third Party and provide any additional information reasonably requested by the Independent Third Party to resolve any dispute related to [ *** ]. The Company and Insurer will provide the information requested pursuant to this paragraph (ii), promptly and in a manner consistent with the dispute resolution process in Section 2.09 of the DPA and this Schedule 2.09(b), Section II.

(iii)
If the Independent Third Party certifies to the Company that all of items (1), (2) and (3) in clause (ii) immediately above are true and correct (collectively, the “Third Party Validations”), then [ *** ].

(iv)
If the Independent Third Party is unable to certify the Third Party Validations to the Company, then the Independent Third Party shall notify the Insurer and the Company of the reasons thereof and, for a period of 15 Business Days, the Insurer and the Independent Third Party shall reasonably cooperate to identify the reasons for the Independent Third Party’s failure to certify the Third Party Validations, and shall seek to resolve all items causing such failure to certify. If the Independent Third Party continues to be unable to certify the Third Party Validations within such 15 Business Day period, the Insurer may elect, in its sole discretion, (A) to dispute the Independent Third Party’s calculation of [ *** ] pursuant to the Arbitration Dispute procedures set forth above in Section I of this Schedule 2.09(b), or (B) to use the [ *** ] calculated by the Independent Third Party for the purpose of calculating [ *** ]. Notwithstanding anything in Section I of Schedule 2.09(b), in the event that the Insurer elects to dispute the Independent Third Party’s calculation of such [ *** ] pursuant to the Arbitration Dispute procedures set forth in Section I of this Schedule 2.09(b), the Insurer shall bear all costs of such arbitration.

Schedule 2.09(b) - 7
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 2.12
ANNUITY EXHIBIT VALIDATION PROCESS
[ *** ]

Schedule 2.12 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 3.07

HISTORICAL MORTALITY DATA
The Company (via Aon Hewitt) delivered mortality data in the file titled “Copy of Black Water Mortality Data 06272014.xlsb” to the Insurer via electronic file transfer on [ *** ] at 6:52 p.m. eastern daylight time.

Schedule 3.07 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 3.08

PLAN GOVERNING DOCUMENTS

1. Motorola Solutions Pension Plan, as amended and restated effective [ *** ], with amendments through [ *** ].
2. Motorola Pension Plan Trust Agreement, dated [ *** ], with amendments through [ *** ].

Schedule 3.08 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 5.03

REQUIRED GOVERNMENTAL AUTHORITIES

The Annuity Certificates must be approved by the various insurance regulatory authorities in the following states:

1. Arkansas
2. Florida
3. Idaho
4. Illinois
5. Iowa
6. Louisiana
7. Minnesota
8. Mississippi
9. Montana
10. New Hampshire
11. Ohio
12. Oklahoma
13. South Dakota
14. Vermont
15. Washington
16. West Virginia

Schedule 5.03 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 5.12

INVESTMENT MANAGERS

[ *** ]

Schedule 5.12 - 1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 6.04
ADMINISTRATIVE TRANSITION PROCESS
This Schedule 6.04 sets forth the actions that the Insurer, Aon Hewitt (the “Recordkeeper”) and the Plan shall take at the times identified on the table below. The purpose of these actions is to transfer all administrative data to the Insurer sufficiently prior to the Closing so that the Insurer can ensure payments are made to the Covered Lives from and after the Insurer Payment Commencement Date.
All Delivery Dates after [ *** ] assume the prior delivery to a party responsible for a deliverable of relevant materials needed from other parties, on or prior to the required Delivery Dates set forth in this Schedule 6.04, including cooperation of other parties in resolving any open issues.
Defined Terms
“Check Register” means an electronic list showing gross amounts, net amounts and deductions with respect to payments to each Covered Life which may be included in any of the Preliminary Data Load File, Interim Data Load File or Closing Data Load File.
“Closing Data Load File” means the complete updated base data load file reflecting all corrections since the Preliminary Data Load File and any addendums thereto.
“Data Load File” means the Closing Data Load File as loaded to Insurer’s recordkeeping systems and reflected in a report provided to the Plan and Recordkeeper.
“Data Load File Sign-Off” means the written confirmation by the Plan that the Data Load File accurately reflects the data provided on the Closing Data Load File.
“Interim Data Load File” means the updated base data load file reflecting all corrections since the Preliminary Data Load File and any addendums thereto.
“Preliminary Data Load File” means the base data load file, as populated by the Recordkeeper based on information from the Recordkeeper’s internal system.

Schedule 6.04 - 1

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Deliverable	Delivery Date	Action by the Plan Administrator	Action by Recordkeeper	Action by Insurer
[ *** ]	[ *** ]	Instruct Recordkeeper to deliver [ *** ]	Deliver [ *** ]	Receive and reconcile Preliminary Data Load File to Priced Lives (Schedule 1.01(f)) Begin data cleanse
[ *** ]	[ *** ]	Instruct Recordkeeper to deliver [ *** ]	Deliver [ *** ]	Receive and load [ *** ] to Insurer recordkeeping systems
[ *** ]	[ *** ]	Instruct Recordkeeper to deliver [ *** ]	Deliver [ *** ]	Receive [ *** ]
[ *** ]	[ *** ]	Receive file	Receive file	Deliver [ *** ]
[ *** ]	[ *** ]	Approve [ *** ]		Receive [ *** ]

Schedule 6.04 - 2

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Schedule 6.07
RBC RATIO CALCULATION

•
The Insurer’s normal-course RBC ratio preparation is completed in a reasonable manner, using reasonable assumptions and in accordance with prevailing regulatory standards consistent with current practices for reporting to management or regulators. [ *** ].

•
Preparation of the Projected RBC Ratio: From time to time, the Insurer calculates a projection of its year-end company action level risk-based capital ratio (a “Projected RBC Ratio”). Such Projected RBC Ratios are completed in accordance with methodologies prescribed by the National Association of Insurance Commissioners for the calculation of company action level risk-based capital and total adjusted capital. The NAIC publishes detailed instructions annually for calculating year-end reported company action level risk-based capital ratios using company action level risk-based capital and total adjusted capital (NAIC Life Risk-Based Capital Report Including Overview and Instructions for Companies). The Insurer’s Projected RBC Ratio utilizes the same formula as these instructions. Such projections also incorporate NAIC changes to the extent the Insurer expects that these changes are expected to be adopted by the NAIC and effective for the forecasted period.

[ *** ]

1
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

PLAN TRUSTEE AGREEMENT
This PLAN TRUSTEE AGREEMENT (this “Agreement”) is dated as of September 22, 2014 and automatically effective as of immediately prior to Closing (as defined in the DPA) by and among The Prudential Insurance Company of America (the “Insurer”), State Street Global Advisors, a division of State Street Bank and Trust Company, solely in its capacity as the independent fiduciary of the Motorola Solutions Pension Plan (the “Plan”) with authority and responsibility to represent the Plan and its participants and beneficiaries in regard to the transactions set forth in this Agreement (the “Independent Fiduciary”) and The Northern Trust Company, in its capacity as the directed trustee of the Motorola Solutions Pension Plan Trust (the “Plan Trustee”). The Insurer, the Independent Fiduciary and the Plan Trustee are referred to collectively in this Agreement as the “Parties.”
RECITALS
WHEREAS, the Insurer, Prudential Financial Inc., the Independent Fiduciary and Motorola Solutions, Inc. have entered into that certain Definitive Purchase Agreement, dated as of September 22, 2014 (the “DPA”);
WHEREAS, from time to time pursuant to the terms of the DPA, the Independent Fiduciary will direct the Plan Trustee to pay certain amounts to the Insurer and to take certain other actions;
WHEREAS, the DPA contemplates that the Plan Trustee will make the payments and take such actions if and when the Independent Fiduciary gives it an instruction to do so subject to the terms and conditions of the DPA;
WHEREAS, the Independent Fiduciary, in its capacity as an investment manager as defined in § 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), has the authority to direct the Plan Trustee to pay such amounts and take such actions and direct the Plan Trustee to enter into this Agreement, in each case in the Plan Trustee’s capacity as trustee for the trust that holds Plan assets; and
WHEREAS, the Independent Fiduciary has determined that the transactions contemplated by the DPA, including the entering into and amendment of the single premium non-participating group annuity contract issued by the Insurer (the “Group Annuity Contract”) and the transferring of certain assets in connection therewith, satisfies ERISA, including but not limited to the requirements of Department of Labor Interpretive Bulletin 95-1.
NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are expressly acknowledged by the Parties, the Parties agree as follows:
Section 1.     Independent Fiduciary Directions. The Plan Trustee covenants and agrees with the Insurer that it shall promptly and unconditionally comply with any direction given to it by the Independent Fiduciary that directs the Plan Trustee to pay to the Insurer any amounts or take

2
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

any other actions in relation to the Insurer or under the DPA, including, without limitation, executing amendments to the Group Annuity Contract.
Section 2.    Representations and Warranties. Each Party represents and warrants to each of the other Parties that as of the date of this Agreement it has received all appropriate approvals and authorizations and no other action on the part of the Party or any other person or entity is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by such Party under this Agreement. This Agreement is duly executed and delivered by such Party and is a valid and binding obligation of such Party and enforceable against such Party, in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting the enforcement of creditors’ rights generally and by general equitable principles.
Section 3.     Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless it is writing and signed by each party thereto, except as expressly provided in this Agreement. No waiver of any breach of this Agreement will be construed as an implied amendment or agreement to amend or modify any provision of this Agreement. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant under this Agreement, whether intentional or not, will be valid unless it is in writing and signed by the Party making such waiver, nor will such waiver be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant under this Agreement or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation or breach of warranty or covenant. No conditions, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement will be binding unless this Agreement is amended or modified in writing pursuant to the first sentence of this Section 3. Except where a specific period for action or inaction is provided in this Agreement, no delay on the part of any Party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof.
Section 4.     Succession and Assignment. This Agreement will be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written consent of the other Parties.
Section 5.     Notices. All notices, requests, demands, claims and other communications under this Agreement will be in writing except as expressly provided in this Agreement. Any notice, request, demand, claim or other communication under this Agreement will be deemed duly given when delivered personally to the recipient or one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below, with copies provided by email to those indicated below (including the recipient):

If to the Plan Trustee:	The Northern Trust Company 50 South LaSalle Street

3
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Chicago, IL 60603
Attention:    James J. Reavy
Phone:    (312) 557-8393

If to the Insurer:	The Prudential Insurance Company of America 200 Wood Avenue South
Iselin, New Jersey 08830
Attention:    Margaret G. McDonald
Email:        margaret.mcdonald@prudential.com
With a copy (which will not constitute notice to the Insurer) to:
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention:    Nicholas Potter
Alexander Cochran
Email:    nfpotter@debevoise.com
arcochra@debevoise.com

If to Independent Fiduciary:	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Attention: Denise Sisk Email: denise_sisk@ssga.com

With a copy (which will not constitute notice to Independent Fiduciary) to:
K&L Gates, LLP
210 Sixth Avenue
Pittsburgh, PA 15222
Attention:    Charles Smith
Email:    charles.smith@klgates.com
Any Party may change the address to which notices, requests, demands, claims and other communications under this Agreement are to be delivered by giving the other Parties notice in the manner set forth in this Section 5.

4
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

Section 6.    Governing Law. Except to the extent preempted by applicable federal law, this Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law thereof that are not mandatorily applicable by law and would permit or require the application of the laws of another jurisdiction.
Section 7.    Submission to Jurisdiction; Service of Process. Each of the Parties irrevocably and unconditionally submits to the jurisdiction of any state or federal court, and only federal court if diversity of Parties exists, sitting in New York County, New York in any dispute arising out of or relating to this Agreement and agrees that all claims in respect of such action may be heard and determined in any such court. Each Party also agrees not to bring any action arising out of or relating to this Agreement in any other court. Each of the Parties irrevocably and unconditionally waives any objection to personal jurisdiction, venue and any defense of inconvenient forum to the maintenance of, any action so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided in Section 5. However, nothing in this Section 7 will affect the right of any Party to serve legal process in any other manner permitted by law or in equity.
Section 8.     Waivers of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
Section 9.    Specific Performance. The Parties agree that irreparable damage may occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party will be entitled to an injunction or injunctions to prevent breaches of this Agreement by the breaching Party and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which such Party is entitled at law or in equity. The Parties further agree that by seeking the remedies provided for in this Section 9, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement (including monetary damages) if the remedies provided for in this Section 9 are not available or otherwise are not granted.
Section 10.    No Third Party Beneficiaries. This Agreement will not confer any rights or remedies on any person or entity other than the Parties and their respective successors and permitted assigns.
Section 11.    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered to the recipients in Section 5 by electronic communications by portable document format (.pdf), each of which will be deemed an original.
[Remainder of page intentionally left blank.]
IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

The Northern Trust Company, solely in its capacity as directed trustee of the Motorola Solutions Pension Plan Trust

By:
Name:
Title:

The Prudential Insurance Company of America

By:
Name:
Title:

State Street Bank and Trust Company, solely in its capacity as independent fiduciary of the Motorola Solutions Pension Plan
By:
Name:
Title:

5
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

[STATE STREET LETTERHEAD]
Re:    Motorola Solutions Pension Plan
Ladies and Gentlemen:
The Northern Trust Company (the “Trustee”) is a directed trustee of the trust (the “Trust”) formed under the Motorola Solutions Pension Plan (the “Plan”) under which certain assets attributable to the Plan are held pursuant to the Motorola Solutions Pension Plan Trust Agreement dated [ *** ], as amended by the First Amendment dated [ *** ], the Second Amendment dated [ *** ], and the Third Amendment dated [ *** ] (the “Trust Agreement”). Capitalized terms used but not defined in this letter have the meaning set forth in the Definitive Purchase Agreement, dated as of September 22, 2014 (as it may be amended from time to time, the “DPA”), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial Inc., a New Jersey corporation, Motorola Solutions, Inc., a Delaware corporation (“Motorola”), acting in a non-fiduciary capacity as the sponsor of the Plan, and State Street Global Advisors, a division of State Street Bank and Trust Company, solely in its capacity as the independent fiduciary of the Plan (the “Independent Fiduciary”).
Pursuant to the Plan, the Annuity Committee of Motorola is the named fiduciary with responsibility to select and monitor an independent fiduciary to represent the Plan in connection with the purchase of a group annuity contract from the Insurer. The Independent Fiduciary has been duly appointed as an investment manager within the meaning of § 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for such purpose.
In furtherance of the foregoing, the Independent Fiduciary hereby directs you, not individually, but as Trustee on behalf of the Trust to execute and deliver the Plan Trustee Agreement.
In connection with this letter, the Independent Fiduciary represents and warrants to the Trustee for the benefit of the Trust that (i) the direction described above does not, and the performance and observance of the contractual terms thereof will not, involve a “prohibited transaction” under § 406 of ERISA that is not exempt under § 408 of ERISA or otherwise contravene any provision of existing law or regulation and will not conflict with or result in the breach of the terms, conditions or provisions of or constitute a default under the Trust Agreement or any indenture, mortgage or other agreement or instrument executed prior to the date of this letter and delivered at the Independent Fiduciary’s direction or that are binding on any assets held in the Trust and (ii) the officer signing this letter is duly authorized to execute and deliver this direction on the Independent Fiduciary’s behalf.
Very truly yours,

[Signature page to Agreement and Acknowledgement]
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

_______________________
Name:    Denise Sisk
Title:    Managing Director

[Signature page to Agreement and Acknowledgement]
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

NORTHERN TRUST AGREEMENT AND ACKNOWLEDGEMENT

THIS AGREEMENT AND ACKNOWLEDGEMENT is executed in connection with that certain group annuity contract intended to be issued on or around [ *** ], by The Prudential Insurance Company of America (the “Contract”), by and among the undersigned parties, relating to certain assets of the Motorola Solutions Pension Plan Trust, as amended (the “Trust”).

The Northern Trust Company (“Northern”), as trustee of the Trust, is asked to make agreements and to take certain actions under the Contract. In connection with the foregoing, (i) Northern and State Street Global Advisors, a division of State Street Bank and Trust Company (“State Street”), as Independent Fiduciary and Investment Manager (the “Investment Manager”) to the Trust in connection with the purchase of the Contract agree to the following, and (ii) The Prudential Insurance Company of America, the issuer of the Contract (the “Issuer”) acknowledges Northern’s representations to the Issuer of the following:

1.	Northern’s capacity with respect to the Trust is that of a directed trustee.

2.
In such capacity, Northern has no duty or power to exercise any discretion regarding the Contract, but rather acts solely at the direction of the Investment Manager in connection with the Contract through the Data Finalization Amendment Date as defined in the Contract. All agreements and actions taken under the Contract are made or taken by Northern, as trustee, at the direction of the Investment Manager.

3.	Northern executes this Contract solely in its capacity as trustee of the Trust and shall not be subject to any individual liability whatsoever under or by reason of the Contract.

[Signature page to Agreement and Acknowledgement]
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

IN WITNESS WHEREOF, the parties have executed this Agreement and Acknowledgement effective as of the ____ day of ___________________, 2014.

[Signature page to Agreement and Acknowledgement]
[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission

REDACTED VERSION

THE NORTHERN TRUST COMPANY,
as Trustee of the Motorola Solutions Pension Plan Trust
_______________________________
By: ___________________________
Its: ____________________________

STATE STREET GLOBAL ADVISORS,
a division of State Street Bank and Trust Company, as Investment Manager under the Motorola Solutions Pension Plan Trust

______________________________
By: __________________________
Its: ___________________________

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

________________________________
By: ____________________________
Its: ____________________________

[***] Confidential Treatment Requested
Confidential portion omitted and filed separately with the Commission